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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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DIRECTV
(Name of Registrant as Specified In Its Charter)

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Notice of 2012 Annual Meeting of Stockholders

Time and Date	1:00 p.m. Eastern time on May 3, 2012

Place	Hilton Hotel New York 1335 Avenue of the Americas New York, New York

Items of Business	1.	Elect nominees to the Board of Directors, named and for the terms described in the attached Proxy Statement.
	2.	Ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for DIRECTV for the fiscal year ending December 31, 2012.
	3.	Amend and restate Certificate of Incorporation to reclassify all issued and outstanding Class A and Class B stock as "Common Stock," eliminate Class A and Class B Common Stock, and increase authorized Common Stock from 3,947,000,000 to 3,950,000,000 shares.
	4.	Advisory vote to approve compensation of our named executives.
	5.	Consider and act upon a shareholder proposal regarding a prohibition on the accelerated vesting of performance-based equity awards upon a change in control.
	6.	Transact such other business as may properly come before the meeting.

Record Date	You can vote if you were a stockholder of record of DIRECTV Class A Common Stock at the close of business on March 9, 2012. Each share of Common Stock is entitled to one vote for each nominated director and one vote for each of the proposals to be voted on.

Materials to Review	Our proxy solicitation materials include:
	•	The Proxy Statement
	•	Your proxy card
	•	The Annual Report of DIRECTV to Stockholders for the Fiscal Year ended December 31, 2011.

Proxy Voting	It is important that your shares be represented and voted at the meeting. You can vote your shares by:
	•	Completing and returning your proxy card, or
	•	Voting online or by telephone (described in "How do I vote?" under "Proxy Statement—Questions and Answers").

By order of the Board of Directors

Jan Williamson Corporate Secretary
March 16, 2012 El Segundo, CA

i

DIRECTV

ii

Proxy Summary

Preliminary Copy

DIRECTV
2230 East Imperial Highway
El Segundo, California 90245
(310) 964-5000

Proxy Statement For the Annual Meeting of Stockholders To Be Held May 3, 2012

The accompanying proxy is solicited by the Board of Directors of DIRECTV for use at our Annual Meeting of Stockholders (Annual Meeting) to be held at 1:00 p.m. Eastern time, on May 3, 2012, at the Hilton Hotel New York, 1335 Avenue of the Americas, New York, New York, and any adjournment or postponement thereof.

On or after March 16, 2012 we expect that this Proxy Statement and accompanying proxy card will be mailed or will be available through the Internet to stockholders of record of DIRECTV at the close of business on March 9, 2012.

Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information you should consider before you decide how to vote your shares. You should read the entire Proxy Statement carefully before voting.

Annual Meeting of Stockholders

Voting

Stockholders of record of DIRECTV Class A Common Stock (Common Stock) as of the record date are entitled to vote. Each share of Common Stock is entitled to one vote for each nominated director and one vote for each of the proposals to be voted on.

Admission

Please detach and retain the admission ticket attached to your proxy card. As capacity is limited, you may bring only one guest to the meeting.

If you hold your stock through a broker, bank or other record holder, please bring evidence that you own Common Stock to the Annual Meeting and we will provide you with admission tickets.

If you receive your Annual Meeting materials electronically and wish to attend the meeting, please follow the instructions provided for attendance. A form of government-issued photo ID will be required to enter the Annual Meeting.

DIRECTV

Meeting Agenda

1.
Elect nominees to the Board of Directors, named and for the term described in the attached Proxy Statement.
2.
Ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for DIRECTV for the fiscal year ending December 31, 2012.
3.
Amend and restate Certificate of Incorporation to reclassify all issued and outstanding Class A and Class B stock as "Common Stock," eliminate Class A and Class B Common Stock, and increase authorized Common Stock from 3,947,000,000 to 3,950,000,000 shares.
4.
Advisory vote to approve compensation of our named executives.
5.
Consider and act upon a shareholder proposal regarding a prohibition on the accelerated vesting of performance-based equity awards upon a change in control.
6.
Transact such other business as may properly come before the meeting.

Voting Matters and Vote Recommendation

For detailed information, refer to "Proposals for Stockholder Vote" beginning on page 32.

Matter		Board's Vote Recommendation
Management Proposals

1.	Election of Directors	FOR each nominated director
2.	Ratification of Deloitte & Touche LLP appointment	FOR
3.	Amend and Restate Certificate of Incorporation	FOR
4.	Advisory vote to approve executive compensation	FOR

Shareholder Proposal

5.	Prohibition on accelerated vesting of stock awards	AGAINST

Our Nominated Directors

For detailed information, refer to "Director Biographical Information and Business Experience (Nominated for Election at This Annual Meeting)" beginning on page 32.

				Committee Membership
		Director Since
Name	Age		Occupation	NCGC	A	C
Ralph Boyd, Jr.	55	2003	EVP/Community Relations, Freddie Mac	✓	✓
David Dillon	60	2011	Chairman of the Board and CEO, The Kroger Co.	✓
Samuel DiPiazza, Jr.	61	2010	Vice Chairman, Institutional Clients Group, Citibank	✓	✓
Dixon Doll	69	2011	Co-Founder and General Partner, DCM	✓		✓
Peter Lund	71	2000	Private Investor and Media Consultant	✓	✓	✓
Nancy Newcomb	66	2006	Retired Sr. Corporate Officer, Citigroup, Inc.	✓	✓
Lorrie Norrington	52	2011	Former President, eBay Marketplace, eBay, Inc.	✓		✓

Key:	NCGC=Nominating and Corporate Governance A= Audit C=Compensation

Proxy Summary

Director Attendance

For 2011, each incumbent director attended more than 75% of the aggregate of Board meetings and committee meetings for committees on which the director served.

Business Highlights

For details, please refer to "2011 Performance and Bonuses" beginning on page 49.

In fiscal year 2011 we delivered strong financial and operating results. Highlights include:

•
Consolidated revenue increased 13% to $27.2 billion, including revenue of $5.1 billion from our Latin America operations representing an increase of 42% over 2010
•
Record breaking subscriber growth with 662,000 net new subscribers in the U.S. and 2.1 million net new subscribers in Latin America for 2011
•
Operating profit before depreciation and amortization (OPBDA) increased 9.4% on a consolidated basis with Latin America OPBDA increasing by 42.9%
•
Net income increased 19% to $2.6 billion
•
Earnings per share of Class A Common Stock grew 38.8% to $3.47
•
We returned over $5.4 billion to our stockholders through our share repurchase program.

Executive Compensation Matters

For details, please refer to "Executive Compensation" beginning on page 48.

Pay for Performance

Our compensation program allows our Compensation Committee and Board to determine pay based on a comprehensive review of quantitative and qualitative factors intended to produce long-term business success. For our CEO, Michael White, almost 90% of his total direct compensation opportunity is performance-based and for our other named executive officers it is over 70%. The positive alignment between our financial results over multiple years, including total shareholder return, and the executive officer compensation earned for those results, demonstrates the success of this approach, as described in the Compensation Discussion and Analysis beginning on page 48. Details of executive compensation are shown in the 2011 Summary Compensation Table on page 72.

Sound Program Design

We believe that well-designed compensation programs allow us to attract, develop and retain executives who have the experience, business judgment, vision and personal integrity to work well as a team to achieve results. We believe that compensation that reflects performance and is aligned with the interests of long-term stockholders contributes to our success.

Consequently, we developed compensation programs to:

•
Recruit and retain top executives
•
Balance short-term and long-term goals and risk-to-reward relationships that encourage increasing long-term stockholder value, and
•
Pay for performance.

DIRECTV

We achieve our objectives through compensation that:

•
Provides a competitive total pay opportunity
•
Links a significant portion of total compensation to performance that we believe will create long-term stockholder value
•
Consists of a substantial portion of stock-based compensation with appropriate long-term stock ownership guidelines to further align the executives' financial interests with stockholders
•
Enhances retention by linking total compensation to multi-year performance, and
•
Does not encourage unnecessary or excessive risk taking.

Our compensation programs emphasize a long-term view and team effort. We believe they:

•
Foster rapid adjustment and adaptation to fast-changing business conditions
•
Help achieve our short-term and long-term goals
•
Align the interests of our executives with those of our stockholders, and
•
Provide a balanced and stable foundation for increasing stockholder value.

Our Board of Directors recommends that stockholders vote to approve, on an advisory basis, the compensation of the named executive officers.

Questions and Answers

Questions and Answers About the Annual Meeting and Voting

Annual Meeting and Voting

Do I need a ticket to attend the Annual Meeting?

Yes. If you plan to attend the Annual Meeting, please detach and retain the admission ticket attached to your proxy card. As capacity is limited, you may bring only one guest to the meeting.

If you hold your stock through a broker, bank or other record holder, please bring evidence that you own DIRECTV Class A Common Stock (Common Stock) to the Annual Meeting and we will provide you with admission tickets.

If you receive your Annual Meeting materials electronically and wish to attend the meeting, please follow the online instructions provided for attendance. A form of government-issued photo ID will be required to enter the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

The record date for the Annual Meeting is March 9, 2012. Stockholders of record and beneficial owners as of that date are entitled to vote at the Annual Meeting. You are considered a stockholder of record if you hold Common Stock in your name in an account with DIRECTV's stock transfer agent, Broadridge Corporate Issuer Solutions, Inc. (Broadridge). You are a beneficial owner if you hold Common Stock indirectly through a nominee, such as a broker, bank or similar organization.

Is there a list of stockholders entitled to vote at the Annual Meeting?

A complete list of stockholders entitled to notice of, and to vote at, the Annual Meeting will be open for examination by the stockholders beginning 10 days prior to the meeting. In addition, for any purpose germane to the meeting, the list will be available during normal business hours at:

Office of the Corporate Secretary
2230 East Imperial Highway
El Segundo, CA 90245
 AND
One Rockefeller Plaza
New York, NY 10020

What kinds of securities are eligible to vote at the Annual Meeting?

DIRECTV has one class of outstanding stock entitled to vote at the Annual Meeting. Holders of Class A Common Stock of DIRECTV, par value $0.01, are entitled to one vote per share. At the close of business on February 28, 2012, there were                            shares of Common Stock outstanding and eligible for voting at the Annual Meeting.

Will my vote be kept private?

Yes. DIRECTV believes your vote should be private and we use an independent specialist to receive, inspect, count and tabulate proxies. DIRECTV has retained Broadridge for this purpose. A representative of Broadridge also acts as inspector of elections at the Annual Meeting.

How can I vote my proxy?

The Proxy Committee will vote the shares represented by a proxy unless the proxy card is received late or in a form that cannot be voted.

Except in the case of stock held by one of the employee stock plans described below, by signing and returning the proxy card or by voting through the Internet or by telephone, you will authorize the Proxy Committee to vote your shares of Common Stock on any matters that the Company does not know about now

DIRECTV

but that may be presented properly at the Annual Meeting. The members of the Proxy Committee are Patrick Doyle and Larry Hunter.

Shares you hold as a stockholder of record

The form of proxy solicited by the Board of Directors allows you to:

•
Vote for or against or abstain in the vote for each nominated director in Proposal 1
•
Approve, disapprove or abstain on each of Proposals 2, 3, 4 and 5.

For any choice you indicate about any of these matters, your shares will be voted as specified. If you sign and return your proxy card without specifying a choice, the Proxy Committee will vote your shares as the Board of Directors recommends in this Proxy Statement.

If you receive more than one proxy card (which means you have shares in more than one account), you must mark, sign and date each of them or, alternatively, submit a proxy for all these shares through the Internet or by telephone, as described below.

If you are a stockholder of record you can vote in any one of the following ways.

•
Internet: Go to the Web site shown on your proxy card (www.proxyvote.com). You will need to enter your voter control number that appears on your proxy card.
•
Telephone: Call the toll-free number listed on your proxy card, (1-800-690-6903). You will need to provide your voter control number that appears on your proxy card. Please follow the instructions on your proxy card and the voice prompts on the telephone.
•
Mail: Mark your vote on the various matters, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the enclosed envelope.
•
Ballot: If you prefer, you may vote by ballot at the Annual Meeting instead of using one of the above methods.

Shares held by a broker, bank or other record holder

If you are a beneficial owner, that is a broker, bank or other record holder (referred to as a nominee) holds your shares, please refer to the instructions the nominee provides for your shares to be voted.

If your shares are held by a broker, your broker must vote those shares in accordance with your instructions. If you do not give voting instructions to your broker, your broker may vote your shares for you on any routine items of business voted upon at the Annual Meeting but may not vote on matters that are considered non-routine. Consequently, if you do not give voting instructions to your broker, they will not vote your shares on non-routine matters.

See "What is a broker non-vote?" and "What is a quorum for the Annual Meeting?" on page 7 for more information on how shares held by brokers or other nominees are voted.

Shares held In the DIRECTV 401(k) Stock Plan

If you participate in the DIRECTV 401(k) Stock Plan (Stock Plan), your proxy card will serve to instruct the Trustee of the Stock Plan how to vote those shares. If you do not provide instructions on how to vote your shares held in the Stock Plan, those shares may be voted at the discretion of the Trustee.

For stock held through the Stock Plan, whether you submit a proxy for your stock by telephone, through the mail or by Internet, your directions must be received by Broadridge no later than 11:59 p.m., Eastern time on May 2, 2012. Please note that while you may attend the Annual Meeting, you may not vote stock held through the Stock Plan at the meeting.

Questions and Answers

Can I change my vote?

You may revoke your proxy at any time until it is voted at the Annual Meeting by:

•
Sending a written notice of revocation to Broadridge, or
•
Executing a subsequent proxy card, or
•
Submitting a subsequent proxy through the Internet or by telephone, or by voting in person at the Annual Meeting.

What is a broker non-vote?

A broker non-vote occurs when a broker or other nominee does not receive voting instructions from the beneficial owner and does not have the discretion to direct the voting of the shares.

If you are a beneficial owner and do not provide voting instructions to your broker or other nominee, your broker or other nominee may exercise discretion in voting on routine matters but may not exercise discretion and therefore will not vote on non-routine matters.

See "What are the voting requirements for each of the Proposals discussed in this Proxy Statement?" below, for more information about matters considered routine and non-routine.

What is a quorum for the Annual Meeting?

A quorum consists of a majority of all of the outstanding shares of Common Stock entitled to vote at the meeting, present in person or represented by proxy.

What are the voting requirements for each of the Proposals discussed in this Proxy Statement?

If there is a quorum present, each of Proposals 1, 2, 4 and 5 will be approved if it receives an affirmative vote of a majority of the shares present, either in person or by proxy, that are eligible to vote. Proposal 3 will be approved if a majority of the shares outstanding are voted in favor of the proposal.

Abstentions and broker non-votes are counted differently, depending on the proposal, as described below.

Proposal 1: Election of Directors	• Non-routine • If you do not provide voting instructions, your broker may not vote on this matter.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	• Routine • If you do not provide voting instructions, your broker is permitted to exercise their discretion in voting
Proposal 3: Amend and Restate Certificate of Incorporation to eliminate Class A and Class B Common Stock	• Non-routine • If you do not provide voting instructions, your broker may not vote on this matter
Proposal 4: Advisory Vote to Approve Executive Compensation	• Non-routine • If you do not provide voting instructions, your broker may not vote on this matter
Proposal 5: Shareholder Proposal Regarding a Prohibition on the Accelerated Vesting of Performance-Based Equity Awards upon a Change in Control	• Non-routine • If you do not provide voting instructions, your broker may not vote on this matter

Proposal 1: Election of Directors

The Company's Amended and Restated By-Laws (By-Laws), require that in uncontested elections each director must be elected by a majority of votes cast for that director. For this Annual Meeting, the election of directors standing for election is uncontested. Therefore, the number of shares voted "for" a nominated director must exceed the number of votes cast "against" that nominated director in order for

DIRECTV

that nominated director to be elected. Only votes "for" or "against" are counted as votes cast. Abstentions and broker non-votes are not considered votes cast.

If a nominated director who currently is serving as a director does not receive the affirmative vote of at least a majority of the votes cast, the Company's By-Laws provide that the director must promptly tender his or her resignation to the Board after the stockholder vote has been certified. Pursuant to the By-Laws, within 120 days the independent directors (excluding the director who tendered the resignation) will decide whether to accept the resignation or whether other action should be taken, and publicly disclose their decision and rationale.

Proposals 2, 3, 4 and 5

Each of Proposal 2, Proposal 4 and Proposal 5 will be approved if the proposal receives the affirmative vote of a majority of the shares present and entitled to vote. Proposal 3 will be approved if the proposal receives votes in favor by a majority of the outstanding shares entitled to vote. Abstentions are effectively treated as a vote against each of Proposal 2, Proposal 3, Proposal 4 and Proposal 5.

Although the vote on compensation of our named executive officers is advisory only, the Board will consider the results of the vote in its consideration of compensation of our named executive officers. The Board has adopted a policy to hold advisory votes on the compensation of named executive officers every year.

Other Business Matters

The Board of Directors does not intend to present any business at the Annual Meeting other than the proposals described in this Proxy Statement.

However, if any other matter properly comes before the Annual Meeting, your proxies will act on such matter in their discretion as permitted.

Materials Related to the Annual Meeting

What materials will stockholders receive related to the Annual Meeting?

If you are a stockholder of record, the Annual Meeting materials you are entitled to receive are:

•
This Proxy Statement
•
Your proxy card
•
The Annual Report of DIRECTV to Stockholders (Annual Report) for the Fiscal Year ended December 31, 2011.

Other governance materials are available as described in "How can I get copies of governance materials?"below.

What is meant by householding of Annual Meeting materials?

The SEC permits corporations to send a single copy of the Annual Report and Proxy Statement to any household at which two or more stockholders reside if it appears they are members of the same family. Each stockholder will continue to receive a separate proxy card. By use of this procedure, referred to as householding, we can reduce the volume of duplicate information stockholders receive and can reduce waste and expenses for the Company. DIRECTV has instituted this procedure for all stockholders of record.

If we sent only one set of these documents to your household and one or more of you would prefer to receive your own set, please contact Broadridge.

Telephone:	1-800-542-1061

U.S. Mail:	Broadridge Financial Solutions, Inc. Householding Department 51 Mercedes Way Edgewood, NY 11717

If you are a beneficial owner, please contact your nominee directly if you have questions, require additional copies of the Proxy

Questions and Answers

Statement or Annual Report, or wish to receive multiple sets of materials by revoking your consent to householding.

Can I get my Annual Meeting materials electronically?

Yes. At your request, you will be sent an email when DIRECTV's Annual Report and proxy materials become available on the Internet. If you are a stockholder of record, you may sign up for electronic delivery of these materials at enroll.icsdelivery.com/dtv.

How can I get copies of governance materials?

Our governance materials are posted on our website at www.directv.com/investor. In addition, stockholders may obtain paper copies of the following materials by sending a written request by first-class mail to:

DIRECTV
Attn: Corporate Secretary
2230 E. Imperial Highway
El Segundo, CA 90245.

Please indicate specifically which documents you are requesting:

•
Annual Report
•
Second Amended and Restated Certificate of Incorporation (Certificate)
•
Amended and Restated By-Laws (By-Laws)
•
Charters of the Audit, Nominating and Corporate Governance and Compensation Committees
•
Corporate Governance Guidelines
•
Code of Ethics and Business Conduct
•
Code of Ethics Applicable to the Chief Executive Officer and Senior Financial Officers
•
DIRECTV's Employee Benefit Plans.

Who will pay for the cost of this proxy solicitation?

DIRECTV will bear the expenses of printing and mailing this Proxy Statement and the costs for the solicitation of proxies. DIRECTV will also request nominees holding Common Stock to send this Proxy Statement to, and obtain proxies from, the beneficial holders. If requested, DIRECTV will reimburse the record holders for their reasonable out-of-pocket expenses. Solicitation of proxies by mail may be supplemented by telephone and Internet, advertisements and personal solicitation by the directors, officers or employees of DIRECTV. No additional compensation will be paid to our directors, officers or employees for solicitation.

DIRECTV

Corporate Governance

Corporate Governance Guidelines

DIRECTV's Corporate Governance Guidelines discuss, among other things, the responsibilities of the Board, director qualification standards and Board independence criteria. Copies are available through the sources listed under "How can I get copies of governance materials?" on page 9.

Code of Ethics

DIRECTV has adopted a Code of Ethics and Business Conduct, which complies with the requirements of the NASDAQ Stock Market (NASDAQ) and a Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers, which complies with the requirements of Section 406 of the Sarbanes-Oxley Act of 2002. Required information regarding any amendment or waiver to the Code of Ethics that would otherwise require DIRECTV to file a Current Report on Form 8-K pursuant to Item 5.05 shall instead be disclosed on DIRECTV's website within four business days following the date of the amendment or waiver. You may access DIRECTV's Code of Ethics through the sources listed under "How can I get copies of governance materials?" on page 9.

Directors

Selection of Directors

The Nominating and Corporate Governance Committee (NCGC) is responsible for reviewing with the Board, on an annual basis, the appropriate skills and characteristics required of directors. While the NCGC has not established any specific minimum qualifications that a potential candidate must meet for nomination by the NCGC, important qualifying factors are:

•
Level of education, and
•
Business or public service experience.

The assessment process by the NCGC also includes consideration of the ability to bring:

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Unique and fresh perspectives
•
Diversity
•
Specific technical or business knowledge and expertise that might be beneficial to the Board, and
•
Experience on the boards or management of other major corporations.

The NCGC also takes into account the need to have candidates with the required financial sophistication and expertise to satisfy the requirements to serve on DIRECTV's Audit Committee.

While the Board and NCGC do not have a specific policy regarding the consideration of diversity in identifying director nominees, both the NCGC and the entire Board appreciate the value of diversity among Board members. Though done on an informal basis, diversity is an important element for the members of the NCGC in the identification and consideration of and deliberations regarding potential candidates for service on the Company's Board. That consideration relates not only to race, gender and ethnic origin but also to diversity in education, business and life experience, and industry knowledge. The NCGC believes that such diversity improves the quality of the Board's discussions and deliberations, brings fresh and differing perspectives that are valuable to DIRECTV's senior management, and helps assure that diversity is a focus for the entire company. The NCGC conducts a formal diversity review of the Company every year and improving diversity within the Board and Company-wide will continue to be an important goal for the NCGC.

Recommendations for potential candidates may come from members of the Board of Directors or management of DIRECTV or stockholders, as discussed below. The

Corporate Governance

Company also has retained, and may retain in the future, an independent consultant that specializes in executive and director searches for major corporations. The NCGC typically bases its review on any written materials provided on any candidate. The NCGC determines whether the candidate meets DIRECTV's general qualifications, assesses specific qualities and skills and determines whether it is appropriate to request additional information or an interview. The independent consultant may assist in the review process by facilitating communications with candidates concerning their interest in serving as a director and may help the NCGC to assess the fit of the individual with DIRECTV and its needs.

The NCGC considers recommendations for Board candidates submitted by stockholders using the same criteria it applies to recommendations from directors and members of management. Subject to limitations in the Company's Certificate and By-Laws, as each may be amended from time to time, and applicable law, stockholders may submit recommendations in writing by:

Mail	Nominating and Corporate Governance Committee c/o DIRECTV Attention: Corporate Secretary 2230 East Imperial Highway El Segundo, CA 90245

Fax	1-310-964-0843

To be considered by the NCGC for the 2013 Annual Meeting, recommendations for director nominees must comply with the requirements described in "Submission of Stockholder Proposals" on page 98, unless otherwise required by law.

DIRECTV

Composition of the Board

The Board currently consists of 10 members. In 2011, average attendance at Board and meetings of the committees of the Board including the NCGC, the Audit Committee and the Compensation Committee was 98%. For 2011, each incumbent director attended more than 75% of the aggregate of Board meetings and committee meetings for committees on which the director served.

In addition to being members of the Board, independent directors may serve on one or more of three standing committees of the Board. Please refer to "Committees of the Board of Directors" beginning on page 20 for information about committee responsibilities and current membership. Directors spend a considerable amount of time preparing for Board and committee meetings and, from time to time, may be called upon between meetings. The Board, and each committee, can retain outside advisors at the expense of the Company.

Independence of Directors

The Company's Certificate requires that at least a majority of the Board of Directors be comprised of independent directors.

For a director to be considered independent, he or she must qualify as an "independent director" under the rules and regulations of the NASDAQ in effect from time to time. The Board annually makes a determination as to the independence of each of its members based on the NASDAQ criteria and any relationship that may exist between the Company or its suppliers and the director.

The review by the Board to determine independence of its members includes consideration of, among other things, employment history, information publicly available from third party filings and responses to questionnaires completed by each director on commercial, banking, professional, charitable, familial and other relationships. Each director has the opportunity to ask questions of any member and to consider all relevant information. The Board conducts the review with the guidance of legal counsel on applicable standards and other relevant considerations.

Based on a review by the Board of all relevant information, the Board has determined that there is no material relationship between the Company and each of Neil Austrian, Ralph Boyd, Jr., David Dillon, Samuel DiPiazza, Jr., Dixon Doll, Charles Lee, Peter Lund, Nancy Newcomb and Lorrie Norrington and that each is an independent director as defined by the Securities Exchange Act of 1934 as amended (Exchange Act) and the Corporate Governance Standards established by the NASDAQ.

Executive Session

At each scheduled meeting of the Board, unless otherwise determined at the meeting, the independent directors meet in executive session without members of management present.

The agendas and procedures for the executive sessions of the independent directors are determined by the Chairman of the NCGC, Neil Austrian, who presides at the executive sessions of the independent directors.

Composition of the Board

Board Leadership

The Board of Directors does not have a policy regarding the separation of the roles of Chairman of the Board and Chief Executive Officer and believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board. Currently, Michael White serves as Chief Executive Officer (CEO), President and Chairman of the Board. The Board believes that this arrangement facilitates the organization and efficiency of the Board meetings over the calendar year by permitting the CEO to:

•
Develop a thoughtful and comprehensive agenda of the issues and matters most critical to the Company for review by the Board, and
•
Guide the review process in a manner that will assure efficient use of the time available to the Board.

The Company believes that this structure also makes the best use of the CEO's knowledge of the Company and the industry, as well as fostering greater communication between the Company's management and the Board.

The Board also believes that the composition of the Board, with nine of 10 current members qualifying as independent directors, together with the strength and experience of the individual Board members, will assure that the Board continues to:

•
Fully perform its duties and independently identify and assess the most important areas concerning the business, and
•
Assess the performance of the Company's senior management, including the CEO.

In Neil Austrian the Board has a strong lead director who, among other things, chairs meetings of the Board in the absence of the Chairman or when it is deemed appropriate in light of the Chairman's management role. Further, Mr. Austrian chairs and sets the agenda for executive sessions of the independent directors, confers with the Chairman on the agenda, information flow and schedule of meetings, provides feedback to the Chairman on corporate and Board strategies and, together with the Chairman of the Compensation Committee, oversees the evaluation of the CEO. The Board will revisit the Board leadership arrangement on an annual basis.

Role of the Board in Risk Management

Risk management is primarily the responsibility of the Company's management. However, the Board provides risk oversight to help assure that management has implemented processes to identify and manage the most significant risks associated with the business of the Company. The Board uses various means to fulfill this oversight responsibility. The Board reviews the annual business plan and receives updates on the results not less frequently than quarterly, which include the relevant risks, such as strategic, financial, operational and reputation risks, and the plans to address these risks. The Board does not believe that its role in risk oversight has any meaningful impact on how the leadership of the Board should be structured.

Additionally, an Enterprise Risk Management (ERM) program is in place that identifies significant risks, assigns executive management responsible for mitigating the risks, and provides regular reporting to the Audit Committee and to the Board. The ERM program also assigns oversight for the risks to either the full Board or the appropriate Board committee depending on the nature of the risk. Each committee monitors management in evaluating risks that fall within that committee's areas of responsibility. In performing this function, each committee has full access to management, as well as the ability to engage advisors at the Company's expense.

DIRECTV

For information regarding the management of risk in connection with the compensation policies of the Company, please refer to "No Material Inappropriate Risks in Executive and Employee Compensation Programs" on page 70.

In addition, as part of the Corporate Audit and Assurance Annual Risk Assessment, the Audit Committee is provided with annual reports on key risk areas. The Company's Vice President, Corporate Audit and Assurance, who functionally reports directly to the Audit Committee, performs this assessment and assists the Company to identify and assess risks as part of the ERM program. In connection with its risk oversight role, at each of its meetings, the Audit Committee meets privately with representatives from the Company's independent public accounting firm and separately with the Company's Vice President, Corporate Audit and Assurance.

Finally, the Audit Committee provides oversight of the Company's culture and tone at the top through reports received on the Ethics/Whistleblower program as well as reports on the results of Sarbanes-Oxley testing of Entity Level Controls. The Audit Committee provides periodic reports to the Board that include these activities.

Stockholder Communications with the Board

Stockholders wishing to communicate with the directors may send a letter by regular or express mail addressed to the Corporate Secretary, DIRECTV, 2230 E. Imperial Highway, El Segundo, CA 90245, Attention: Board of Directors. The Corporate Secretary will deliver all correspondence sent to that address to the directors on a quarterly basis, unless management determines in an individual case that it should be sent more promptly. All correspondence to directors may also be forwarded within DIRECTV to an appropriate subject matter expert for review. Stockholder concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of DIRECTV's Corporate Audit and Assurance function and handled in accordance with procedures established by the Audit Committee with respect to such matters, which include an anonymous toll-free hotline to report such matters, 1-800-860-4031.

Special procedures have been established for stockholders and other interested parties wishing to communicate directly with Mr. Austrian as Chairman of the NCGC and as the lead director of the independent directors or to the independent directors as a group. Such communications should be sent as provided above and addressed to the attention of the Corporate Secretary. DIRECTV will adhere to the following procedures.

1.
Upon receipt, the Corporate Secretary shall consult with the General Counsel to determine if the communication should be directed to DIRECTV's Chief Ethics Officer for disposition in accordance with DIRECTV's Procedure for Handling Ethics Complaints (Ethics Procedure) or should be provided to the Chairman of the NCGC for disposition as provided below.
2.
Based on the outcome of the above, the Corporate Secretary shall:
•
Provide the communication to DIRECTV's Chief Ethics Officer for processing in accordance with the Company's Ethics Procedure and notify Mr. Austrian that she has done so, or
•
Provide the actual communication, or a summary thereof (as approved by the General Counsel), to Mr. Austrian.
3.
Following receipt of any communication or summary, Mr. Austrian, in consultation with the General Counsel or independent legal counsel, as he deems appropriate, will determine whether the communication or summary shall be given to all independent directors.

Composition of the Board

4.
In any case, the Corporate Secretary shall retain copies of all such communications and make such communications available to independent directors, or to all directors, as directed by Mr. Austrian.

Annual Meeting Attendance

DIRECTV does not require the attendance of directors at the Company's Annual Meeting. All the members of the Board of Directors of DIRECTV, as constituted at that time, attended the 2011 Annual Meeting. The directors attending were Messrs. Austrian, Boyd, Dillon, DiPIazza, Lee, Lund, White and Mses. Newcomb and Norrington.

DIRECTV

Director Information

The current members of the Board of Directors of DIRECTV are set out in the table below (information as to age, position and committee membership is as of March 16, 2012, unless otherwise noted).

Name	Age	Position	Committee Memberships
Neil Austrian	72	Chairman and Chief Executive Officer, Office Depot, Inc.	• Nominating and Corporate Governance (Chair) • Compensation
Ralph Boyd, Jr.	55	Executive Vice President/ Community Relations, Freddie Mac	• Audit (Chair) • Nominating and Corporate Governance
David Dillon	60	Chairman and Chief Executive Officer, The Kroger Co.	• Audit • Nominating and Corporate Governance
Samuel DiPiazza, Jr.	61	Vice Chairman, Institutional Clients Group, Citibank	• Audit • Nominating and Corporate Governance
Dixon Doll	69	Co-Founder and General Partner, DCM	• Compensation • Nominating and Corporate Governance
Charles Lee	72	Retired Chairman and Co-Chief Executive Officer, Verizon Communications, Inc.	• Compensation (Chair) • Nominating and Corporate Governance
Peter Lund	71	Private Investor and Media Consultant	• Audit • Compensation • Nominating and Corporate Governance
Nancy Newcomb	66	Retired Senior Corporate Officer, Citigroup, Inc.	• Audit • Nominating and Corporate Governance
Lorrie Norrington	52	Former President, eBay Marketplaces, eBay, Inc.	• Compensation • Nominating and Corporate Governance
Michael White, Chairman	60	Chairman, President and Chief Executive Officer	None

Directors who have been nominated and are standing for election at the Annual Meeting are Messrs. Boyd, Dillon, DiPiazza, Doll and Lund and Mses. Newcomb and Norrington.

At last year's Annual Meeting, the stockholders approved a proposal to declassify the Board of Directors. The declassification process is described in the Certificate and is implemented in a way that does not attempt to shorten the terms to which Board members were elected prior to the proposal. Consequently, only seven nominees are being presented for election by the stockholders because the terms of Messrs. Austrian, Lee and White do not expire until the Annual Meeting of stockholders in 2013.

Your proxy entitles you to vote only for the number of nominees who are standing for election at the Annual Meeting. That is, you are limited to voting for seven nominees to the Board of Directors. You cannot vote for a greater number of persons.

Composition of the Board

Director Biographies and Business Experience (Term Expires at 2013 Annual Meeting)

Set forth below are brief biographies of the current members of the Board of Directors other than the directors nominated for election at this year's Annual Meeting. We have also provided the particular experience, qualifications, attributes or skills that led the Board to conclude that the person should serve as a director of the Company. Comparable information for the current members of the Board of Directors that have been nominated and have agreed to stand for re-election at the Annual Meeting is provided as part of Proposal 1, beginning on page 32.

Neil Austrian Class I Term expires 2013

•

Director (December 2003 to present)

•

Chair of the Nominating and Corporate Governance Committee (December 2003 to present)

•

Compensation Committee (February 2008 to present)

•

Audit Committee (February 2009 to February 2011)

Professional Experience

•

Chairman and Chief Executive Officer, Office Depot, Inc. (May 2011 to present)

•

Interim Chairman and Chief Executive Officer, Office Depot, Inc. (October 2010 to May 2011 and October 2004 to March 2005)

•

President and Chief Operating Officer of the National Football League (1991 to 1999)

•

Managing Director of Dillon, Read & Co., Inc. (1987 to 1991)

Service on Other Boards of Directors

•

Director, Office Depot, Inc. (1998 to present)

Qualifications, Attributes and Skills

•

Extensive business accomplishments and long and varied business career provide a significant resource to the Board and to the Company

•

Experience with the business of professional sports is particularly valuable to the Company given our focus on sports as a significant component of our differentiated product offering

•

Business career and service on the boards of other major businesses, along with his commitment to service and the community as evidenced by his service as a board member of Community Anti-Drug Coalitions of America, provide a well-rounded personal and professional viewpoint

•

Experience with and exposure to governance issues make him the right choice to chair the Board's Nominating and Corporate Governance Committee and to serve as lead independent director

•

Financial background and diverse business background have provided an excellent base for his service on the Board's Compensation Committee

DIRECTV

Charles Lee Class I Term expires 2013

•

Director (December 2003 to present)

•

Compensation Committee (December 2003 to present; Chair, February 2006 to present)

•

Nominating and Corporate Governance Committee (December 2003 to present)

Professional Experience

•

Non-executive Chairman, Verizon Communications, Inc. (Verizon) (April 2002 to December 2003)

•

Chairman and Co-Chief Executive Officer, Verizon (2000 to 2002)

•

Chairman of the Board of Directors and Chief Executive Officer, GTE Corporation (Prior to 2000)

Service on Other Boards of Directors

•

United Technologies Corporation (current)

•

United States Steel Corporation (current)

•

Marathon Petroleum Corporation (current)

•

Proctor & Gamble (until 2010)

•

Trustee Emeritus and Presidential Councilor, Cornell University

•

Board of Overseers for The Weill Cornell Medical College

Education

•

Bachelor's degree, Metallurgical Engineering, Cornell University

•

Master's degree in business administration with distinction, Harvard Graduate School of Business Administration

Qualifications, Attributes and Skills

•

Long and successful business career with a depth of experience in executive leadership and corporate finance

•

Service on boards of other major corporations

•

Experience with a major telecommunications company and consumer products company are particularly helpful to the Board in understanding the communications and media businesses as it relates to the business and strategy of the Company

•

Commitment to public service

•

Executive and director experience and breadth of understanding of U.S. business provide an excellent background for his role as Chair of the Compensation Committee and as a member of the Nominating and Corporate Governance Committee

Composition of the Board

Michael White Class I Term expires 2013

•

President and Chief Executive Officer (January 2010 to present)

•

Chairman of the Board (June 2010 to present)

•

Director (November 2009 to present)

•

Management's voice on the Board of Directors

Professional Experience

•

Member Board of Directors and Vice Chairman, PepsiCo (March 2006 to November 2009)

•

Chairman and Chief Executive Officer, PepsiCo International (February 2003 to November 2009)

•

President and Chief Executive Officer, Frito-Lay's Europe/Africa/Middle East division (2000 to 2003)

•

Senior Vice President and Chief Financial Officer, PepsiCo (1998 to 2000)

•

Executive Vice President and Chief Financial Officer, PepsiCo Foods International

•

Chief Financial Officer, Frito-Lay North America

•

Vice President of Planning, Frito-Lay (1990)

Service on Other Boards of Directors

•

Whirlpool Corporation (Chair, Human Resources Committee; member, Corporate Governance and Nominating Committee) (current)

Education

•

BA, Boston College

•

Master's degree, International Relations, Johns Hopkins University

Qualifications, Attributes and Skills
Broad business experience and responsibilities, including:

•

Twenty-year stint with PepsiCo, consisting of significant senior executive experience in finance and international operations, leading a transformation of PepsiCo's international business and helping engineer numerous acquisitions

•

Executive positions at Avon Products,  Inc., Bain & Company and Arthur Andersen & Co.

•

Selected by the Board of Directors of DIRECTV to serve as CEO, President and Chairman not only based on his business experience but also based on the Board's assessment of his ability to work proactively with the Board to develop and implement a strategy for success for the Company in the coming years

DIRECTV

Committees of the Board of Directors

The current charter of each of the committees described below is available through the sources listed under "How can I get copies of governance materials?" on page 9.

Nominating and Corporate Governance Committee

NCGC Membership
Neil Austrian, Chair
• Ralph Boyd, Jr.	• Charles Lee
• David Dillon	• Peter Lund
• Samuel DiPiazza, Jr.	• Nancy Newcomb
• Dixon Doll	• Lorrie Norrington

The Nominating and Corporate Governance Committee (NCGC) currently has nine members, all of whom are independent directors as defined by NASDAQ. The NCGC met four times in 2011. Mr. Lund and Ms. Norrington were named to NCGC in February 2011 and participated in all meetings of the NCGC. Mr. Dillon was appointed in April 2011 and participated in two meetings. Mr. Doll was appointed in July 2011 and participated in one meeting.

The NCGC is responsible for taking a leadership role in shaping the corporate governance of DIRECTV and is responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to DIRECTV and to periodically review and recommend changes to those guidelines.

The NCGC also conducts an annual review of the Company's Code of Ethics and Business Conduct and the Company's Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers. It also researches and recommends candidates for membership on the Board, considers whether to nominate incumbent members for re-election, makes recommendations to the Board as to the determination of director independence and recommends to the Board retirement policies for directors. The NCGC also makes recommendations concerning committee memberships, chairs and rotation, and sets the agendas for the executive sessions of the independent directors.

Audit Committee

Audit Committee Membership
Ralph Boyd, Jr., Chair
• David Dillon	• Peter Lund
• Samuel DiPiazza, Jr.	• Nancy Newcomb

The Audit Committee currently has five members all of whom are independent directors as defined by the NASDAQ. The Audit Committee met five times in 2011. Mr. Austrian resigned from the Audit Committee in February 2011 and attended one meeting. Mr. Dillon was appointed to the Audit Committee in April 2011 and attended two meetings.

The primary function of the Audit Committee is to assist the Board in:

•
Fulfilling its oversight responsibilities for the financial reports and other financial information provided by DIRECTV to the stockholders and others
•
Evaluating DIRECTV's system of internal controls
•
Overseeing the Company's compliance procedures for the employee code of ethics and standards of business conduct
•
Overseeing DIRECTV's audit, accounting and financial reporting processes generally, and
•
Reviewing and deciding upon proposed transactions with related parties.

Based on the education, experience and offices held as described in more detail in the biographical information provided on each on pages 33, 34, 35, 37 and 38, the Board has determined that each of Messrs. Boyd, Dillon, DiPiazza and Lund and Ms. Newcomb are qualified to serve as the Audit Committee's financial experts and each satisfies the

Composition of the Board

standard for "audit committee financial expert" under the Sarbanes-Oxley Act of 2002.

Compensation Committee

Compensation Committee Membership
Charles Lee, Chair
• Neil Austrian	• Peter Lund
• Dixon Doll	• Lorrie Norrington

The Compensation Committee currently has five members. The Compensation Committee met four times in 2011. Ms. Norrington was named to the Compensation Committee in February 2011 and attended three meetings. Mr. Doll was named to the Compensation Committee in September 2011 and attended two meetings.

The Board has determined that each member is an independent, non-employee or outside director under applicable NASDAQ rules, Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the Code). Executive sessions without members of management present are held when appropriate and at least once each year. The members of the Compensation Committee are not eligible to participate in any of the compensation plans or programs that the Committee administers, except for the standard compensation received in connection with service on the Board and its committees.

The Compensation Committee:

•
Sets the level of compensation of the CEO, and the other elected officers of the Company, reviews and approves corporate goals and objectives relevant to the compensation of the CEO and the other elected officers, and evaluates performance in light of those goals and objectives
•
Approves, amends and administers all plans, programs and other arrangements, designed and intended to provide compensation primarily for executive officers
•
Recommends all equity-based plans for approval by stockholders and oversees their administration
•
Monitors compliance by executives with the Company's stock ownership policy as approved by the Compensation Committee
•
Reviews the compensation levels and program designs for directors for service on the Board and its committees and recommends changes in such compensation
•
Evaluates the Compensation Committee's performance at least annually, and
•
Reviews and approves the Compensation Discussion and Analysis and prepares the Committee's report to be included in the Company's annual Proxy Statement.

The Compensation Committee may delegate its authority to subcommittees or the Chairman of the Compensation Committee with the authority to act on the Compensation Committee's behalf. The Compensation Committee has delegated authority over the granting and administration of stock-based awards, other than awards to elected officers, to the Special 2010 Stock Plan Committee, which consists solely of the CEO. As successor administrator of the previous Hughes Electronics Incentive Plan, The DIRECTV Group, Inc. 2004 Stock Plan and The Liberty Entertainment, Inc. Transitional Stock Adjustment Plan, the Compensation Committee has delegated certain administrative authority over outstanding stock awards to employees other than elected officers to a committee consisting of the CEO and the senior executive for Human Resources. As administrator of the employee and executive benefit plans and programs, the Committee has delegated certain design and administrative authority to two management committees, the Administrative Committee and the Investment Review Committee.

Compensation Committee Interlocks and Insider Participation

During 2011, three persons, Charles Lee, Chair, Neil Austrian and Peter Lund, served as members of the Compensation Committee for

DIRECTV

the entire year; Dixon Doll and Lorrie Norrington served for a portion of the year. Each member of the Compensation Committee has been determined by the Board to be an independent director as defined in the By-Laws and the applicable rules of NASDAQ and none of them is or has been a current or former officer or employee of the Company.

Director Compensation

2011 Director Compensation

Summary of Changes in 2011

There were no changes in the Board's compensation programs during 2011.

The following directors joined the Board in 2011 and the 2011 Director Compensation Table on page 24 reflects their compensation for a partial year of Board service:

Director	Date Joined
Lorrie Norrington	February 11, 2011
David Dillon	March 10, 2011
Dixon Doll	July 27, 2011

Compensation

The two principal components of compensation for directors are (i) annual cash compensation for service on the Board and its committees and (ii) annual stock compensation for service on the Board. Mr. White, who is an employee director, is not compensated as a member of the Board.

Many aspects of compensation for the Company's directors are similar to those of the executives:

•
Directors' compensation is evaluated annually and against the same peer group of companies as the named executive officers (the peer group of companies is discussed further at page 63)
•
Target levels of Board and committee compensation are approximately at the median for the peer group
•
Stock-based compensation is approximately 50% of total compensation
•
The directors are subject to a stock ownership guideline.

To assist in determining the forms and levels of director compensation, the Compensation Committee engaged the same independent consultant it uses for executive compensation. As part of the Compensation Committee's regular review of Board compensation, the

Consultant prepared an assessment of Board compensation among the peer group and in other industries. Based on this assessment, the Compensation Committee determined that there would be no changes in Board compensation for 2011. The 2011 cash and stock compensation for the independent directors is as follows:

Supplementary Chart 1—Annual Board of Directors Compensation

Cash Board Compensation	$80,000
Stock Board Compensation	$120,000
Audit Committee Chair	$30,000
Other Committee Chair	$20,000
Audit Committee Member	$15,000
Other Committee Member	$10,000

The Company does not pay any compensation on a "per meeting" basis.

Independent directors are reimbursed for related travel and director education expenses and all directors are eligible for complimentary DIRECTV programming and matching of charitable gifts consistent with the Company's policies for employees. There are no separate benefit plans for directors, other than the savings plan described in this section. Directors are not eligible to participate in any other compensation or benefit program provided for the Company's employees. Our Certificate and By-Laws provide for indemnification of the Company's directors and officers and we maintain director and officer liability insurance. In 2011, the Company entered into an indemnification agreement with each of the independent directors. The form of agreement is the same for all independent directors and was attached as Exhibit 10.1 to the Form 8-K filed by DIRECTV with the SEC on August 4, 2011.

The 2011 Director Compensation Table and the notes following the table provide more information regarding director compensation.

DIRECTV

2011 Director Compensation

Name (a)	Fees earned or paid in cash ($) (b)	Stock Awards ($) (c)	All Other Compensation ($) (d)	Total ($) (e)
Neil Austrian	112,516	120,138	13,893	246,547
Ralph Boyd, Jr.	120,012	120,138	24,131	264,281
David Dillon	83,342	120,384	2,935	206,661
Samuel DiPiazza, Jr.	105,012	120,138	23,432	248,582
Dixon Doll	47,508	60,510	24,025	132,043
Charles Lee	110,016	120,138	24,264	254,418
Peter Lund	114,186	120,138	3,874	238,198
Nancy Newcomb	105,012	120,138	23,410	248,560
Lorrie Norrington	91,685	120,138	3,957	215,780

Cash Compensation

The amounts shown in column (b) represent the cash compensation paid to the directors or contributed to the savings plan described in this section by the directors during 2011. The compensation shown for Messrs. Dillon and Doll and Ms. Norrington reflects each director's partial year of service on the Board.

Stock Compensation

The amounts shown in column (c) are the grant date fair value of stock compensation paid during 2011. The fair value on the February 25, 2011 grant date was $46.03 per share, which is the closing price of the Common Stock on that date. The number of shares provided as stock compensation for the year was determined as $120,000 in target value divided by the closing stock price, and rounded up to the next higher 10 shares. This calculation resulted in a 2011 payment of 2,610 shares worth $120,138 on the grant date to each director, except for Messrs. Dillon and Doll. Mr. Dillon joined the Board on March 10, 2011 and received 2,640 shares as stock compensation for 2011 based on the $45.60 closing stock price on that date. Mr. Doll joined the Board on July 28, 2011 and received 1,180 shares as stock compensation for 2011 based on the $51.28 closing stock price on that date.

The Board's stock compensation program provides that a director, such as Mr. Doll, who joins the Board after the Annual Meeting of stockholders will receive a prorated stock payment for the first year of service on the Board. As of December 31, 2011, no director had an outstanding stock or stock option award.

Savings Plan

The independent directors are eligible to participate in a savings plan called the DIRECTV Deferred Compensation Plan for Non-Employee Directors, which is a pre-tax savings plan subject to Section 409A of the Code. A director may elect to contribute any combination of cash compensation up to 100% and stock compensation up to 100% or not to participate at all. Cash contributions are credited at the director's election either to an interest bearing account or converted to Restricted Stock Units (RSUs). Interest on cash contributions is fixed annually and approximates 10-year Treasury Note rates and no portion of the interest is above market rates. Stock contributions are converted to RSUs. The RSU values increase and decrease with the market value of the Common Stock. Directors elect to have account balances paid as a lump sum or in up to 10 annual

Director Compensation

installments, beginning in the year following the year a director ceases to serve on the Board.

All Other Compensation

All other benefits earned or given to or on behalf of the directors (as shown in column (d) of the 2011 Director Compensation Table above) are identified in Supplementary Chart 2 and the discussion following.

Supplementary Chart 2—Board Of Directors—All Other Compensation

Name (a)	Payments and Promises of Payments Pursuant to Director Legacy Programs and Similar Charitable Award Programs ($) (b)	Other ($) (c)	Total ($) (d)
Neil Austrian	10,000	3,893	13,893
Ralph Boyd, Jr.	20,000	4,131	24,131
David Dillon	0	2,935	2,935
Samuel DiPiazza, Jr.	20,000	3,432	23,432
Dixon Doll	20,000	4.025	24,025
Charles Lee	20,000	4,264	24,264
Peter Lund	0	3,874	3,874
Nancy Newcomb	20,000	3,410	23,410
Lorrie Norrington	250	3,707	3,957

Payments and Promises of Payments Pursuant to Director Legacy Programs and Similar Charitable Award Programs

Members of the Board of Directors are eligible for DIRECTV's Gift Matching Program in which the Company matches dollar-for-dollar qualified gifts to non-profit organizations, up to $20,000 per employee and director per year. Eligible recipient organizations must operate on a not-for-profit basis and must conduct their giving in a country served by DIRECTV U.S. or DIRECTV Latin America. In the United States, they must be certified for tax-exempt status under Section 501(c)(3) of the Code. Organizations based solely outside of the U.S. must clear both the Patriot Act and OFAC terror watch lists to be eligible. We will not match contributions to institutions that restrict admission or aid due to race or religious beliefs. We will match gifts to qualified institutions affiliated with religious organizations, but will not match gifts made directly to religious organizations. For 2011, we exempted contributions to the Japan Disaster Relief from the $20,000 limit on matching gifts. Charitable contributions are shown in Supplementary Chart 2, column (b). Matching gifts on behalf of Mr. White are reported in column (h) of the 2011 Summary Compensation Table on page 72.

Other

Column (c) entitled "Other" represents the value of complimentary DIRECTV programming, a benefit that is provided to all employees, managers, executives and directors. Each director is given complimentary DIRECTV service, which we report as a perquisite in the same manner as we report it for the named executive officers, described on page 74.

DIRECTV

Executive Officers

The names and ages of the executive officers of DIRECTV as of March 16, 2012, and their positions with DIRECTV are as follows:

Executive Officer	Age	Position
Michael White	60	Chairman, President and Chief Executive Officer
Joseph Bosch	53	Executive Vice President and Chief Human Resources Officer
Bruce Churchill	54	Executive Vice President, President of DIRECTV Latin America, LLC and President—New Enterprises
Patrick Doyle	56	Executive Vice President, Treasurer and Chief Financial Officer
Larry Hunter	61	Executive Vice President and General Counsel
Romulo Pontual	52	Executive Vice President and Chief Technology Officer
John Murphy	43	Senior Vice President, Controller and Chief Accounting Officer

The Board of Directors elected each of the above executive officers. Executive officers of DIRECTV serve at the discretion of the Board of Directors and may be removed at any time by the Board with or without cause.

A brief biography of each of the executive officers, except Michael White, follows. Mr. White's biography is under "Director Biographies and Business Experience (Term Expires at 2013 Annual Meeting)" on page 17.

Biographies of Executive Officers
Joseph Bosch	Mr. Bosch has served as Executive Vice President and Chief Human Resources Officer of the Company since August 2010. Prior to joining the Company, Mr. Bosch served as Senior Vice President of Human Resources for Centex Corporation from July 2006 to August 2009. Previously, Mr. Bosch served as Senior Vice President of Human Resources for Tenet Healthcare Corporation from August 2004 to June 2006. He served in a variety of senior human resources management positions with Pizza Hut, Pizza Hut International and other Pepsi-Cola North America operations.
Bruce Churchill
Mr. Churchill has served as the Executive Vice President of the Company, President of DIRECTV Latin America LLC and as President—New Enterprises since January 2004. He served as Chief Financial Officer of the Company from January 2004 to March 2005. Prior to joining the Company, Mr. Churchill served as President and Chief Operating Officer of STAR, a position he held beginning in May 2000. Previously, he served as the Deputy Chief Executive Officer of STAR since 1996. Prior to joining STAR, Mr. Churchill served as Senior Vice President, Finance at Fox Television.

Patrick Doyle	Mr. Doyle has served as Executive Vice President since October 2008 and has served as Treasurer of the Company since February 2012 and as Chief Financial Officer since October 2007 when he was also appointed as Senior Vice President. He served as Treasurer, Controller and Chief Accounting Officer of the Company from June 2001 to October 2007. He was appointed Corporate Vice President and Controller in July 2000 and Treasurer in June 2001. Previously, Mr. Doyle served as Vice President, Taxes from October 1996 to July 2000 and was given the additional responsibility of Corporate Development in June 1997.

Executive Officers

Larry Hunter
Mr. Hunter has served as Executive Vice President and General Counsel of the Company since January 2004. He also served as Interim Chief Executive Officer from July 1, 2009 until December 31, 2009. Mr. Hunter served as Senior Vice President from June 2001 to January 2004 and as General Counsel since December 2002. He was named Associate General Counsel in June 2001 and was named Corporate Vice President in August 1998. Mr. Hunter served as Chairman and Chief Executive Officer of DIRECTV Japan from 1998 to 2001. Mr. Hunter was assigned responsibility for overseeing the Human Resources and Corporate Communications departments in 2007, and the Administration department in 2008, and retained those responsibilities until July 2010.

Romulo Pontual	Mr. Pontual has served as Executive Vice President and Chief Technology Officer of the Company since January 2004. Prior to joining the Company, Mr. Pontual served as Executive Vice President, Television Platforms at News Corporation since 1996.
John Murphy
Mr. Murphy has served as Senior Vice President, Controller and Chief Accounting Officer of the Company since November 2007. He served as Vice President and General Auditor from October 2004 to November 2007. Previously, Mr. Murphy served as Vice President—Finance and Emerging Businesses for Experian Group Ltd. Prior to that, Mr. Murphy was head of internal audit activities at International Rectifier, JDS Uniphase, and Nestle USA.

DIRECTV

Security Ownership of Directors, Named Executive Officers, and Certain Other Beneficial Owners

As of February 28, 2012, the beneficial ownership of Common Stock for each current director and nominated director, each named executive officer, and all current directors and officers as a group is shown in the following table.

	Amount and Nature of Beneficial Ownership (1) (4)
Name of Beneficial Owner	Shares Beneficially Owned	Deferred Stock Units (2)	Stock Options (3)
Neil Austrian	12,610	19,850
Ralph Boyd, Jr.	12,718	5,660
David Dillon	5,310
Samuel DiPiazza, Jr.	8,280
Dixon Doll	5,500	3,850
Charles Lee	50,000	22,460
Peter Lund	32,460
Nancy Newcomb	27,460
Lorrie Norrington		5,280
Michael White	159,400		674,066
Bruce Churchill	103,901
Patrick Doyle	102,767(5)	3,306
Larry Hunter	147,902(5)	5,164
All Directors and Executive Officers as a group (16 persons)	730,031	72,540	674,066

(1)
This table does not include any shares of Common Stock that may be held by pension and profit-sharing plans of other corporations or endowment funds of education and charitable institutions for which various directors and executive officers may serve as directors or trustees. The address for all directors and executive officers of the Company is c/o DIRECTV, 2230 E. Imperial Highway, El Segundo, CA 90245. Unless otherwise indicated, beneficial ownership of Common Stock represents both sole voting and sole investment power.
(2)
Does not include unvested and undistributed restricted stock units.
(3)
Includes all options exercisable, whether or not having current value, within 60 days of March 16, 2012.
(4)
Each of the individuals listed above, as well as all of the current directors and officers as a group own less than 1% of the outstanding shares and voting power of Common Stock.
(5)
Includes shares held in trust by State Street Bank and Trust Company, as Trustee of the DIRECTV 401(k) Savings Plan as of February 28, 2012. Shares are owned pursuant to a Rule 16b-3 exempt employee savings plan.

Security Ownership

DIRECTV

Section 16(a) Beneficial Ownership Reporting Compliance

Federal securities law requires that directors and certain officers of the Company report to the SEC and the Company, within certain periods, how many shares of the Company's equity securities they own and if they conducted any transactions in that stock. Based upon information furnished by these stockholders, the Company believes that all required filings for 2011 have been made in a timely manner except that, due to a clerical error by the Company, Mr. White filed one late Form 4 filing covering one transaction.

Security Ownership of Certain Beneficial Owners

The following table gives information about each entity known to the Company to be the beneficial owner of more than 5% of Common Stock as of February 28, 2012. The shares listed below do not include the Common Stock held by the pension or profit sharing plans of any other corporation or other entity, or of any endowment funds of an educational or charitable institution of which a director or executive may serve as a director or trustee.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Class A	BlackRock, Inc. 40 East 52nd Street New York, NY 10022	36,797,782(2)	[5.2]%

Class A	Capital Research Global Investors 333 South Hope Street Los Angeles, CA 90071	61,337,260(3)	[8.7]%

(1)
Based upon               Class A shares outstanding plus 674,066 Class A shares representing all options that may be exercised by directors or executive officers within 60 days of February 28, 2012, whether or not having current value.
(2)
Information based solely on Schedule 13G/A filed by the stockholder with the Securities and Exchange Commission on February 13, 2012, which reflects ownership by BlackRock, Inc. as a parent holding company. As of December 30, 2011, BlackRock, Inc. reported sole power to vote or direct the vote and to dispose or direct the disposal of 36,797,782 shares.
(3)
Information based solely on Schedule 13G filed by the stockholder with the Securities and Exchange Commission on February 14, 2012, wherein Capital Research Global Investors disclaims beneficial ownership as a result of CRMC acting as investment adviser in accordance with Rule 13d-1(b)(1)(ii)(E). Capital Research Global Investors reported sole voting and dispositive power as to 61,337,260 shares of Common Stock of the Company.

Certain Relationships and Related Transactions

The Audit Committee has the sole authority to review, consider and pass upon any transaction by the Company and its subsidiaries that the Audit Committee determines is a related party transaction and has adopted a Policy and Procedures Regarding Related Party Transactions (Related Party Transaction Policy). The types of transactions subject to review, the standards to be applied and the process for review is set forth in the Related Party Transaction Policy and is also discussed in the Audit Committee charter. Both the Related Party Transaction Policy and the Audit Committee charter may be accessed on the Company's website at www.directv.com/investor.

DIRECTV

Audit Committee Report

The Audit Committee of the DIRECTV Board of Directors (Audit Committee), is currently composed of five independent directors and operates under a written charter adopted by the Board of Directors. The current members of the Committee are Ralph Boyd, Jr. (Chair), David Dillon, Samuel DiPiazza, Jr., Peter Lund and Nancy Newcomb. Each was a member of the Audit Committee for all of 2011, other than Mr. Dillon who became a member following his appointment as a director in March 2011.

Among its other duties, the Committee recommends to the Board of Directors the selection of the Company's independent auditors.

Management is responsible for internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The Company's independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements and internal control over financial reporting in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue reports thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended or supplemented.

The Company's independent registered public accounting firm also provided to the Audit Committee the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm that firm's independence.

Based upon the Audit Committee's discussions with management and the independent registered public accounting firm and the Audit Committee's review of the representation of management and the reports of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2011 filed with the Securities and Exchange Commission.

                        RALPH BOYD, JR. (CHAIR)
                        DAVID DILLON
                        SAMUEL DIPIAZZA, JR.
                        PETER LUND
                        NANCY NEWCOMB

Audit Committee Report

Fees Paid to Outside Independent Registered Accounting Firm

For the years ended December 31, 2011 and 2010, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting.

Audit and audit-related fees aggregated $5,230,000 and $5,771,000 for the years ended December 31, 2011 and 2010, respectively and were composed of the following:

Audit Fees

The aggregate fees billed for the audit of the Company's annual financial statements for the fiscal years ended December 31, 2011 and 2010, the audit of management's assessment of internal controls over financial reporting as of December 31, 2011 and 2010, the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q of the Company were $5,162,000 in 2011 and $4,987,000 in 2010.

Audit-Related Fees

The aggregate fees billed for audit-related services for the fiscal years ended December 31, 2011 and 2010 were $68,000 and $406,000, respectively. Fees for both years include accounting research and consultation.

Tax Fees

The aggregate fees billed for tax services for the fiscal years ended December 31, 2011 and

2010 were $275,000 and $378,000 respectively. These fees relate to tax consultations and services related to domestic and foreign office compliance in 2011 and 2010.

All Other Fees

The Company did not incur any fees for other services from Deloitte & Touche in either 2011 or 2010.

Audit Committee Approval Policy

The Audit Committee is directly responsible for the appointment, retention and termination, compensation and oversight of the work of any registered public accountant providing any audit or attest services to the Company, including Deloitte & Touche. The approval of the Audit Committee is required, prior to commencement of work, of all audit, audit-related, internal control-related, tax and permissible non-audit services to be provided to the Company by our independent auditors. As part of the approval process, the Audit Committee review includes the proposed scope of work and the proposed fee for any engagements, including the annual audit of each fiscal year. All of the services described above in the sections entitled "Audit Fees", "Audit-Related Fees", "Tax Fees", and "All Other Fees" were approved by the Audit Committee.

DIRECTV

Proposals for Stockholder Vote

Proposal 1: Election of Directors

Beginning at the 2013 Annual Meeting, all of the Company's directors will be elected each year by the stockholders at the Annual Meeting. However, because we are in the process of implementing the declassification of the Company's Board as approved by the stockholders at the 2011 Annual Meeting, only seven of the 10 directors will be elected at this year's Annual Meeting. Each director's term will last until the 2013 Annual Meeting of Stockholders and until such Director's successor is duly elected and qualified, or until such Director's death, or until such Director's earlier disqualification, resignation, retirement or removal.

Nominated Directors

The following information is furnished with respect to each nominee for election as a director. All of the nominees currently are directors and each nominee has consented to serve if elected. If a nominee is unavailable to serve as a director, your proxies may vote for another nominee proposed by the Board, or the Board may reduce the number of directors to be elected at the Annual Meeting.

Please refer to the table titled "Security Ownership of Directors, Named Executive Officers and Certain Other Beneficial Owners" on page 28 for information pertaining to stock ownership by the nominated directors.

Director Biographical Information and Business Experience (Nominated for Election at this Annual Meeting)

Brief biographical information and business experience for each nominated director is provided on the following pages. Biographies of directors who are not nominated for election are provided under "Director Biographies and Business Experience (Term Expires at 2013 Annual Meeting)" beginning on page 17.

Proposals for Stockholder Vote

DIRECTV

Ralph Boyd, Jr.

•

Director (December 2003 to present)

•

Chair, Audit Committee (February 2009 to present; member since December 2003)

•

Nominating and Corporate Governance Committee (December 2003 to present)

Professional Experience

•

Executive Vice President/Community Relations, Federal Home Loan Mortgage Corporation (Freddie Mac) (February 2005 to present)

•

Chairman or President and CEO, Freddie Mac Foundation (February 2005 to present)

•

Director, Home Ownership Funding Corporation I and II, (two real estate investment trust affiliates of Freddie Mac) (February 2005 to present)

•

General Counsel, Freddie Mac (April 2004 to February 2005)

•

Senior litigation partner, Alston & Bird, LLP, Washington, D.C. office (2003 to March 2004)

•

Assistant Attorney General of the United States for Civil Rights, U.S. Department of Justice (2001 to 2003)

•

Litigation and trial partner, Goodwin Procter LLP, Boston (1997 to 2001)

•

Assistant U.S. Attorney, Criminal Division, Boston U.S. Attorney's Office (1991 to 1997)

Service on Other Boards

•

Trustee, Audit Committee Chair, and Member of the Investment Committee, National Housing Partnership Foundation (current)

•

Chairman of the Center City Public Charter Schools Board of Directors (current)

•

Member, Executive Committee, American Association of People with Disabilities (current)

•

Immediate past Chairman of the Board, Easter Seals of the Greater Baltimore-Washington Region (current)

•

The U.S. Member of the Geneva-based Committee on the Elimination of All Forms of Racial Discrimination, a United Nations Treaty body (January 2004 to November 2006)

Education • Graduate of Haverford College • Graduate of Harvard Law School
Qualifications, Attributes and Skills

•

Formal legal training and experience with the U.S. Attorney's Office, as a senior litigator for a major law firm and general counsel for Freddie Mac provide a background and perspective that augments and complements the skill sets of the other Board members

•

Legal experience has been of great value in helping the Board assess and understand significant legal issues and risks faced by the Company

•

Career with Freddie Mac following his service as general counsel has added solid business experience

•

Service with organizations like the Committee on the Elimination for All Forms of Racial Discrimination and the National Housing Partnership Foundation and his role within Freddie Mac for community relations, rounds out his experience and permits him to provide valuable insight into the legal, social and ethical responsibilities of the Company

•

Legal and regulatory experience, focus on corporate responsibility and commitment to service is particularly useful in his role on the Nominating and Corporate Governance Committee

•

Above skills, combined with his business and financial acumen, were considered by the Board in appointing Mr. Boyd to chair the Audit Committee

DIRECTV

David Dillon

•

Director (March 2011 to present)

•

Nominating and Corporate Governance Committee (April 2011 to present)

Professional Experience

•

Chairman of the Board, The Kroger Co. (2004 to present)

•

Chief Executive Officer, The Kroger Co. (2003 to present)

•

President and Chief Operating Officer, The Kroger Co. (1995 to 2003)

•

Executive Vice President, The Kroger Co. (1990 to 1995)

•

President, Dillon Companies, Inc. (1986 to 1990)

Service on Other Boards

•

Member of the Board, The Kroger Co. (1995 to present)

•

Board of Trustees, University of Cincinnati Foundation (current)

•

Board of Trustees for the Urban League of Greater Cincinnati (current)

•

Board of Trustees, University of Kansas Endowment (current)

•

Board, Bethesda, Inc. (a major medical center) (current)

•

Director of Convergys Corporation (March 2000 to 2011), Member of Finance, Audit, Compensation and Governance Committees at various times

Education • Bachelor's degree, Accounting and Business Administration, University of Kansas • J.D., Southern Methodist University
Qualifications, Attributes and Skills

•

Leads an organization with annual sales of over $82 billion and 338,000 employees

•

Has over 35 years of experience in the supermarket business, a fiercely competitive business with a sharp consumer focus

•

Helped to create a "Customer First" strategy, which has delivered results through improvements in Kroger's four key areas: their people, their products, the overall shopping experience in their stores, and prices

•

Has led his organization through difficult economic times and has grown customer loyalty while pursuing a long-term program to reduce operating costs and leverage economies of scale

•

Demonstrates his commitment to giving back through service on numerous non-profit Boards

•

In the Board's opinion, brings an important and well-rounded perspective to the deliberations and responsibilities of the Board that stems from his extensive experience in a leadership role in a customer-focused industry and his commitment to the community

Proposals for Stockholder Vote

Samuel DiPiazza, Jr.

•

Director (June 2010 to present)

•

Audit Committee (August 2010 to present)

•

Nominating and Corporate Governance Committee (August 2010 to present)

Professional Experience

•

Vice Chairman, Institutional Clients Group and Member, Senior Strategic Advisory Group, Citigroup, Inc. (May 2011 to present)

•

Chief Executive Officer, PricewaterhouseCoopers International Limited (PwC) (2002 to 2009)

•

Various regional leadership roles in PwC's domestic practice, eventually serving as Chairman and senior partner of U.S. operations and a member of the global leadership team (1979 to 2002)

•

Tax partner, PwC (1979)

•

Joined PwC (1973)

Service on Other Boards

•

USA Foundation Board of the World Economic Forum (current)

•

Member, Executive Council and Trustee, Inner-City Scholarship Fund, New York City (current)

•

Trustee, National September 11 Memorial (current)

•

Director, Member of the Audit Committee, Apollo Group,  Inc. (2010 to October 2011)

•

Financial Accounting Standards Board (2002 to 2005)

•

Trustee, International Accounting Standards Committee Foundation (2006 to 2011)

•

Member of the Executive Committee and Chairman of the Board of Trustees, The Conference Board, Inc. (Until 2011)

•

Past Chairman of the Geneva-based World Business Council on Sustainable Development

•

Past Global Chairman, Junior Achievement Worldwide

Education • Accounting Degree, University of Alabama • M.S. in Tax Accounting, University of Houston
Qualifications, Attributes and Skills

•

Extensive business experience

•

Depth and breadth of knowledge and experience in the accounting field

•

Prowess in the field of corporate governance

•

Length of service and senior leadership positions with PwC, internationally recognized as one of the preeminent accounting firms

•

Co-authorship of "Building Public Trust—The Future of Corporate Accounting", a book written in the wake of Enron and similar corporate disasters, which highlights the best practices for global financial reporting and presents new approaches to reforming financial reporting that will improve markets and benefit stockholders.

•

Experience and skills are valuable to the Board and to our Audit Committee in particular

•

Service in senior leadership positions with PwC enables him to understand the challenges faced by the Company and to assist senior management in addressing those challenges

•

Knowledge and experience in the areas of corporate governance and corporate ethical behavior is an asset for the Board and the Company

DIRECTV

Dixon Doll

•

Director (July 2011 to present)

•

Nominating and Corporate Governance Committee (July 2011 to present)

•

Compensation Committee (September 2011 to present)

Professional Experience

•

Cofounder and General Partner, DCM (an early-state technology venture capital firm) (1996 to present)

•

Chairman, U.S. National Venture Capital Association (2008-2009 fiscal year)

•

Cofounder of the global venture capital industry's first fund focused exclusively on telecommunications opportunities, Accel Partners

Service on Other Boards

•

Director and Board Chair, Network Equipment Technologies (current)

•

Advisory Board and Executive Committee Member, Stanford Economic Policy Research Institute (current)

•

Overseer, Hoover Institution at Stanford University (current)

•

City Commissioner, San Francisco, CA (current)

•

Director, Neutral Tandem (2004 to 2010)

•

Former director of several privately held companies

Education • B.S.E.E., Cum Laude, Kansas State University • M.S. and Ph.D., Electrical Engineering, University of Michigan
Qualifications, Attributes and Skills

•

More than 30 years of experience in the telecommunications industry in a wide variety of roles, including entrepreneur, venture capitalist, company founder, consultant and author

•

Experience serving as a director of public and private companies, including service on Audit, Compensation and Nominating Committees of those boards.

•

Extensive experience in the telecommunications field is very beneficial to the Board and its deliberations

•

Keen awareness of the current state of competition in the telecommunications industry and the speed of technology development can assist the Board in its assessment of competitive threats and opportunities for the Company

•

Entrepreneurial experience in forming and running a company is also a valuable resource for the Board and the senior management of the Company

•

Commitment to community (Board Member of the San Francisco Symphony and Asian Art Museum of San Francisco) provides valuable perspectives on the social responsibilities of the Company

Proposals for Stockholder Vote

Peter Lund

•

Director (2000 to present)

•

Audit Committee (2000 to present)

•

Compensation Committee (2000 to present), Chair (December 2003 to February 2006)

•

Nominating and Corporate Governance Committee (February 2011 to present)

Professional Experience

•

Private investor and media consultant (current)

•

President and CEO, CBS, Inc. (October 1995 to June 1997)

•

President and CEO, CBS Television and Cable (October 1995 to June 1997)

•

20-year career with CBS included positions as:

•

President, CBS Broadcasting Group

•

President, CBS Sports

•

President, CBS Television Stations

•

President, CBS Television Network

Service on Other Boards • Director, Crown Media Holdings, Inc. (current) • Director, Emmis Communications Corporation (current)
Qualifications, Attributes and Skills

•

Years of experience in broadcasting, film and media enables him to provide to the Board of Directors and the Company a breadth and depth of understanding and insight that relates directly to the business of the Company

•

Knowledge of the challenges facing the Company and experience as a chief executive officer offer an appreciation of the challenges faced by the senior management of the Company

•

Strong financial background, combined with his entertainment experience, makes him an appropriate candidate to serve on the Board's Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee

DIRECTV

Nancy Newcomb

•

Director (February 2006 to present)

•

Audit Committee (February 2006 to present)

•

Nominating and Corporate Governance Committee (April 2008 to present)

Professional Experience

•

Senior Corporate Officer, Risk Management, Citigroup (May 1998 to April 2004)

•

Customer Group Executive, Citicorp (the predecessor corporation of Citigroup) (December 1995 to April 1998)

•

Division Executive, Latin America, Citicorp (September 1993 to December 1995)

•

Principal Financial Officer, Citicorp, responsible for liquidity, funding and capital management (January 1988 to August 1993)

Service on Other Boards

•

Director, Member of the Audit Committee, Sysco Corporation (current)

•

Director, Moody's Corporation (until 2011)

•

Member, Governing Council, Van Leer Group Foundation, the Netherlands (current)

•

Trustee, Co-Chair of the Executive Committee, New York Historical Society (current)

•

Trustee, Executive Committee, Woods Hole Oceanographic Institute (current)

•

Trustee Emeritus, Connecticut College

Education • Bachelor of Arts, Connecticut College • Master's degree, Economics, Boston University • PMD, Harvard Business School
Qualifications, Attributes and Skills

•

Extensive and broad business experience, including executive positions in the areas of customer service, international and finance, which are particularly important for our Company, make her a valuable member of the Board

•

Managed Citicorp's liquidity and capital position through very difficult economic times

•

Responsibilities with Citigroup in the area of risk management are valuable for the Board and the Company in the current business environment and suit her roles as member of the Audit Committee and Nominating and Corporate Governance Committee

Proposals for Stockholder Vote

Lorrie Norrington

•

Director (February 2011 to present)

•

Compensation Committee (February 2011 to present)

•

Nominating and Corporate Governance Committee (February 2011 to present)

Professional Experience

•

Independent Advisor and Investor (current)

•

President, eBay Marketplaces, the world's leading online marketplace (July 2008 to September 2010)

•

Chief Operating Officer, eBay Marketplaces, leading the operation of eBay's global network of Internet sites (January 2008 to July 2008)

•

President, eBay International in Europe and Asia-Pacific (June 2006 to January 2008)

•

President and CEO, Shopping.com, Inc., an online shopping comparison site acquired by eBay in 2006 (June 2005 to July 2006)

•

Executive Vice President in the office of the CEO, Intuit Inc., a business and financial management software company (August 2001 to March 2005)

•

A 20-year career with the General Electric Company leading a variety of GE businesses including CEO, GE FANUC, a process and manufacturing automation business, from 1999 to 2001

Service on Other Boards • Director, Member of the Audit Committee, Autodesk, Inc. (current) • Director, Lucasfilm, Ltd. (current) • Director, McAfee, Inc. (2009 to 2011)
Education • Bachelor of Science, Business Administration, University of Maryland • Master in Business Administration, Harvard Business School
Qualifications, Attributes and Skills

•

Has significant expertise in growing and scaling global businesses, driving operational excellence and motivating large organizations across a broad range of industries

•

Brings 30 years of experience in technology businesses, over 10 years of which is focused on creating market-leading consumer products

•

Involvement with various women's networking organizations, including co-founding General Electric's Women's Network, rounds out her experience and enables her to provide insight into diversity efforts of the Company

•

Offers important perspectives to the Company's management and is a valuable asset to the Board because of her leadership experience, and combination of technology, product development and consumer products skills

The Board of Directors recommends that stockholders vote "FOR" the election of each of the nominees named above for election to the Board of Directors for the term described above.

DIRECTV

Proposal 2: To Ratify the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for DIRECTV for the Fiscal Year ending December 31, 2012

The Audit Committee has selected the firm of Deloitte & Touche LLP to audit the consolidated financial statements and internal control over financial reporting of the Company for the fiscal year ending December 31, 2012. Deloitte & Touche LLP audited the consolidated financial statements and internal control over financial reporting of the Company for the fiscal year ended December 31, 2011. In connection with the engagement of Deloitte & Touche LLP, the Company entered into an agreement with the firm, which includes the terms by which Deloitte & Touche LLP will perform audit and other services for the Company.

Representatives of Deloitte & Touche LLP are expected to be available at the Annual Meeting to respond to appropriate questions and will be given the opportunity to make a statement if they desire to do so.

The Board of Directors unanimously recommends that stockholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company.

Proposal 3: To Amend the Second Amended and Restated Certificate of Incorporation of DIRECTV to Make Certain Changes Regarding the Capital Stock of the Company, Including the Reclassification of Class A and Class B Common Stock and the Increase of Authorized Shares of Common Stock from 3,947,000,000 to 3,950,000,000

The Board of Directors has concluded that it is no longer necessary to maintain separate classes of Common Stock and that only a single class of Common Stock is required. Previously, the Company had two classes of Common Stock, Class A and Class B. While no Class B Common Stock is currently issued or outstanding, the Company had retained the ability to issue Class B Common Stock shares because of litigation that arose out of the transaction with Liberty Media Corporation in 2009. A proposed settlement has been reached that will end that litigation and, if that settlement is made final, it will no longer be necessary to retain the ability to issue Class B Common Stock. No other purpose is to be served by providing for distinct classes of Common Stock. The proposed amendments to the Second Amended and Restated Certificate of Incorporation (Certificate) would: (i) reclassify all issued and outstanding shares of Class A and Class B Common Stock, (ii) eliminate all references to Class A and Class B Common Stock, and (iii) eliminate provisions related specifically to the designation and attributes of Class B Common Stock. The proposed amendments would also increase the number of authorized shares of Common Stock from 3,947,000,000 by the amount of previously authorized shares of Class B Common Stock, 3,000,000, to 3,950,000,000. The amendments, if approved

Proposals for Stockholder Vote

by the stockholders, will be contingent upon the final approval of the proposed settlement and will become effective when filed with the Secretary of State of the State of Delaware.

If this proposal is adopted by our stockholders, Section 4.1 would be amended to provide that each share of issued and outstanding Class A and Class B Common Stock would be reclassified as and become one fully paid and nonassessable share of Common Stock, par value $0.01 per share, of the Company without further action on the part of the Company or any holder of Class A or Class B Common Stock. The reclassification would occur upon the effectiveness of the Third Amended and Restated Certificate of Incorporation.

In addition, references to Class A or Class B Common Stock would be deleted in Sections 4.4, 7.1 and 11.1 of the Certificate. The number of authorized shares of Common Stock in Section 4.1 would be increased from 3,947,000,000, to 3,950,000,000. Section 4.6 would be revised because the dividend and distribution provisions related to Class B Common Stock are no longer required and would be deleted. Other definitions contained in Section 11.1 related to Class A or Class B Common Stock are no longer required and would be deleted. Sections 4.5, 4.7, 4.9, 4.10 and 10.1 would be deleted in their entirety because they relate solely to Class B stock. Section 4.6, Dividends and Distributions, would be renumbered as Section 4.5; Section 4.8, Liquidation Dissolution or Winding Up, would be renumbered as Section 4.6; Article XI, Section 11.1, Certain Defined Terms, would be renumbered as Article IX, Section 9.1; Article XII, Section 12.1, Amendment of By-Laws, and Section 12.2, Amendment of Certificate of Incorporation, would be renumbered Article X, Sections 10.1 and 10.2 respectively; Article XIII, Section 13.1, Forum for Adjudication of Disputes, would be renumbered as Article XI, Section 11.1; and Article XIV, Section 14.1, Severability, would be renumbered as Article XII, Section 12.1.

Because the transformation from a classified board to an unclassified board where all directors are elected for an annual term will be effectively completed with the elections of directors at the 2012 Annual Meeting, Section 6.1(c) relating to the composition of the Board will be revised to delete references to the transformation process and conforming changes will be made to Section 6.5, Election of Directors by Preferred Shareholders. Finally, a defined term that is not required will be deleted from Section 6.4, Removal of Directors; Director Disqualification.

The proposed changes are shown in their entirety in the marked Third Amended and Restated Certificate of Incorporation that is attached as Annex A. Conforming changes to the By-Laws of the Company have been approved by the Board of Directors and will become effective when and if the Third Amended and Restated Certificate of Incorporation becomes effective.

The Board believes the proposed amendments remove provisions that are no longer necessary and such amendments, when effective, will streamline and simplify the governance documents of the Company. Therefore, the Board believes that these amendments are in the best interests of the stockholders. If approved by the stockholders, the Third Amended and Restated Certificate of Incorporation will only be filed when and if the settlement in the litigation referenced above is formally approved and becomes final.

The Board of Directors unanimously recommends that you vote "FOR" the proposal to amend and restate the Certificate of Incorporation to reclassify all issued and outstanding Class A and Class B stock as Common Stock, eliminate Class A and Class B Common Stock, and increase authorized Common Stock from 3,947,000,000 to 3,950,000,000 shares.

DIRECTV

PROPOSAL 4: Advisory Vote to Approve Compensation of the Company's Named Executive Officers

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the Dodd-Frank Act) enables our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC's rules. The Board recommended and the stockholders approved at the 2011 Annual Meeting that such an advisory vote would be conducted on an annual basis.

As described in detail in the Compensation Discussion and Analysis beginning on page 48, our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of specific annual, long-term and strategic goals, corporate goals, and the realization of increased stockholder value. As part of managing risk, long-term, multi-year, performance-based incentives are the largest portion of a named executive officer's compensation and we encourage these executives to acquire and hold significant amounts of Common Stock until retirement. Details about our executive compensation programs, including information about the fiscal year 2011 compensation of our named executive officers, are provided in the Executive Compensation section beginning on page 48. We encourage all stockholders to carefully review the information provided therein.

The Compensation Committee regularly reviews the compensation programs for our named executive officers to ensure they achieve the desired goals of aligning our executive compensation structure with our stockholders' interests and current market practices.

This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our named executive officers' compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement by voting "FOR" the following resolution at the Annual Meeting:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the named executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors unanimously recommends a vote "FOR" the approval of the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to the rules of the Securities and Exchange Commission.

Proposals for Stockholder Vote

Proposal 5: Shareholder Proposal to Adopt a Policy That There Would Be No Acceleration of Performance-Based Equity Awards Upon a Change in Control

The Board of Trustees of the International Brotherhood of Electrical Workers' Pension Benefit Fund, 900 Seventh Street, N.W., Washington, D.C. 20001, owner of Common Stock valued at more than $2,000 for more than one year, has advised the Company that it intends to present the following resolution at the Annual Meeting. Approval of this proposal would require the affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting.

Shareholder Resolution

RESOLVED: The stockholders hereby ask the board of directors of DIRECTV (the "Company") to adopt a policy that in the event of a change of control of the Company, there shall be no acceleration in the vesting of any equity award to a senior executive, provided that any unvested award may vest on a pro rata basis up to the time of a change of control event. To the extent any such unvested awards are based on performance, the performance goals must have been met. This policy shall apply to future awards without affecting any contractual obligations that may exist at the time.

Shareholder's Supporting Statement

Under various employment agreements and plans, the Company's senior executives will receive "golden parachute" awards under specified circumstances following a change in control of the Company.

We support the concept of performance-based equity awards to senior executives to the extent that such awards are tailored to promote performance and align executives' interests with those of the stockholders. We also believe that severance payments may be appropriate in some circumstances following a change of control.

We are concerned, however, that the Company's current practices can disregard performance criteria upon a change of control. Instead, they can permit full and immediate accelerated vesting of unearned equity awards.

The Company's 2011 proxy summarizes the Company's potential exposure if unvested equity awards should vest upon a change in control. For example, according to the Company's 2011 proxy, if there had been a change of control on December 31, 2010, CEO and Chairman Michael D. White would have been eligible to receive more than $30 million in severance and benefits, including $1 million worth of fully vested stock options.

The vesting of equity awards over a period of time is intended to promote long-term improvements in performance. The link between pay and long-term performance can be severed if awards pay out on an accelerated schedule.

We urge you to vote FOR this proposal.

Board of Directors' Response

The Board of Directors believes that the proposal submitted by the Board of Trustees of the International Brotherhood of Electrical Workers' Pension Benefit Fund (referred to as the "IBEW Proposal") is contrary to the best interests of the Company and its stockholders and unanimously recommends that stockholders vote AGAINST this proposal.

Background Regarding Current Company Practices

Equity awards to senior executives of the Company are governed by the DIRECTV 2010 Stock Plan (2010 Stock Plan) or the prior plans referred to in the 2010 Stock Plan. Under the 2010 Stock Plan, which was overwhelmingly approved by our stockholders at the 2010 Annual Meeting, the Compensation Committee

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retains the discretion to determine whether, and under what circumstances, vesting of equity awards might be accelerated in connection with a change in control or otherwise. As provided in Section 14(b) of the 2010 Stock Plan, there are specified transactions, e.g., dissolution of DIRECTV, which result in automatic acceleration of vesting of equity awards unless the Compensation Committee makes alternative provisions as provided in that Section. The Compensation Committee has approved agreements with, or plans affecting, equity awards for the CEO and other executive officers as further described below and in the discussion of Executive Compensation beginning at page 48.

Summary of Board Response to IBEW Proposal

As explained below, there are four primary reasons for our opposition to the IBEW Proposal:

First, the IBEW Proposal would eliminate the Board's ability to exercise its business judgment to determine whether, and on what conditions, the acceleration of vesting of equity awards is in the best interests of the Company and its stockholders in a particular change in control transaction. We believe that imposing such a restriction could adversely affect stockholder value.

Second, we believe that most of the Company's peer group, and, indeed, most other public companies, do not prohibit accelerated vesting of equity awards in connection with a change in control. Consequently, if the Company adopted such a policy, it would be placed at a competitive disadvantage in attracting and retaining key executives.

Third, the IBEW Proposal could deny the Company's executives the opportunity to fully realize their equity incentive awards and participate with the stockholders in the value created in a change in control transaction.

Fourth, with respect to the Company's performance-based RSU awards, the IBEW Proposal ignores the structure of the program and performance metrics which have been used, presenting a "one size fits all" approach which is not appropriate for the Company.

Restriction on Board's Ability to Exercise Business Judgment

Under Delaware law, the primary obligation of the Board of Directors, in connection with a change in control transaction, is to maximize value for our stockholders. One of the essential purposes of providing executives with equity-based awards is to align their interests with those of stockholders. The Company's long-term incentive plan permits accelerated vesting of equity awards in certain circumstances upon a change in control because we believe this structure properly aligns senior management with the interests of stockholders and incentivizes them to maximize value for stockholders in the consideration, negotiation and implementation of a change in control transaction.

More specifically, the Board believes that:

•
Aligning the interests of stockholders and senior management with equity-based incentives allows the Company's management team to remain objective and focused on protecting stockholders' interests and maximizing stockholder value during a potential change in control event and that, in appropriate circumstances, accelerated vesting and distribution of equity awards reinforce that focus by assuring an appropriate settlement of those equity awards, and
•
Accelerated vesting of outstanding equity awards is an effective way to enable the Company to retain its management team up to and following a change in control transaction as it helps to remove some of the uncertainty that may arise for the executive, including potential job loss, from such a transaction.

Proposals for Stockholder Vote

Permitting accelerated vesting in certain circumstances assures that Company employees are not penalized with a potential loss of incentive compensation that could result from a transaction that is outside their control but in the best interest of the stockholders. For example, if a successor company discontinued equity-based awards immediately following a change in control and did not replace the incentive opportunities, or if the successor company continued the awards but terminated the employment of employees without cause following the change in control, accelerated vesting would assure that employees received the benefit of those awards. In each case, the protection afforded by accelerated vesting and settlement of the awards would provide the employees with the incentive to continue to increase the Company's value for the stockholders up to and following the change in control. The Board believes that the value created by a change in control should be attributed, at least in part, to the efforts and talents of the Company's executives. In this regard, a recent independent academic study concluded that takeover premiums are significantly larger when the CEO of the target company receives the benefit of accelerated vesting as compared to target companies with CEOs that continue to vest in their awards after the transaction closes.(1)

Moreover, a purchaser may prefer, for accounting, tax or other legitimate business reasons, that an acquired company accelerate vesting of equity awards. The IBEW Proposal would eliminate the Company's ability to do so, which would restrict the ability of the Board of Directors to negotiate all relevant terms in the context of a change in control transaction.

Competitive Disadvantage in Attracting and Retaining Key Executives

The IBEW Proposal would eliminate the ability of the Company to provide reasonable assurance to key executives that they would realize the expected value of their equity awards in connection with a change in control transaction. As described in detail in the Compensation Discussion & Analysis, or CD&A, beginning on page 48, the Compensation Committee, which is comprised solely of independent directors, has overseen the development of a compensation structure for the Company that includes performance-based equity awards as a significant component. Such awards are intended to be competitive with our peer group and, based on publicly available information, neither the companies in our peer group, nor most public companies, restrict acceleration of vesting of equity awards in connection with a change in control transaction.

The Company believes that adopting such a restriction would place the Company at a competitive disadvantage in attracting and retaining key executives, particularly if a change in control transaction is pending or contemplated. Retaining key executives while a change in control transaction is pending can be particularly important, since the loss of such executives could adversely affect the Company's business or operations if the transaction is not completed.

The employment arrangements with our Chief Executive Officer further validate the importance of retaining the right to accelerate vesting of equity awards in appropriate circumstances. The provisions in the employment contract and ancillary agreements with Mr. White were part of a salary and benefit package that was negotiated at arm's length between the Compensation Committee and Mr. White, following the departure of the

(1)
See Elkinawy, Susan and Offenberg, David, Accelerated Vesting in Takeovers: The Impact on Shareholder Wealth (November 7, 2011). Financial Management, Forthcoming. Available at SSRN: http://ssrn.com/abstract=1975962

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Company's prior Chief Executive Officer. The acceleration provisions included in the agreements were intended to protect the value negotiated by Mr. White in the context of a potential change in control event which is specifically defined in the agreements. The Compensation Committee determined that it was necessary and appropriate to agree to such arrangements to induce Mr. White to become the Company's CEO.

Possible Denial of Value of Equity Awards

The 2010 Stock Plan provides the Compensation Committee with several tools to assure that holders of equity awards are treated fairly in conjunction with a change in control. For example, the Compensation Committee may make adjustments to the number and type of shares for future and current awards, the purchase or exercise price, and the performance standards applicable to such awards, all with the intent of permitting an equitable adjustment that allows the employee to realize the benefits intended to be conveyed in the same manner as is available to stockholders generally as a result of the change in control.

The 2010 Stock Plan also provides for the acceleration of vesting of equity awards in a transaction where DIRECTV does not survive or does not survive as a public company or as the subsidiary of a public company. This is intended to address the situation where the fulfillment of the award on its original terms is rendered impossible by the structure of the transaction, e.g., where the underlying equity used for the award no longer exists or is no longer publicly traded. Even then, the Compensation Committee may exercise its judgment to override the acceleration provision where other provision has been made to preserve the value of the award or where it is possible for the award to continue according to its terms.

The Board believes that Mr. White's employment arrangements and the provisions of the 2010 Stock Plan, including those terms that can result in the acceleration of equity awards in a change in control, are a measured and thoughtful means of assuring equitable and fair treatment of the Company's employees.

It should also be noted that severance benefits payable pursuant to the DIRECTV Executive Severance Plan (Severance Plan), recently adopted in lieu of employment agreements for certain of the executive officers of the Company, are subject to a so-called "double trigger," requiring both a change in control and an actual or constructive termination, as defined in the Severance Plan, in order for such executive officers to receive severance or other benefits as provided in the Severance Plan.

References to the 2010 Stock Plan, Mr. White's employment arrangements and the DIRECTV Executive Severance Plan are qualified in their entirety by reference to the underlying documents. The 2010 Stock Plan can be found as Annex A to the Definitive Proxy Statement Schedule 14A filed by DIRECTV with the SEC on April 21, 2010; the employment agreement and ancillary agreements for Mr. White can be found as Exhibits 10.1, 10.2 and 10.3 to the Form 8-K filed by DIRECTV with the SEC on January 7, 2010; and the DIRECTV Executive Severance Plan can be found as Exhibit 10.1 to the Form 8-K filed by DIRECTV with the SEC on January 27, 2012.

IBEW Proposal Ignores Operation of Company's Performance-Based Plans

Under the IBEW Proposal, unvested equity awards "may vest on a pro rata basis... [but] the performance goals must have been met..." Although this type of approach might be feasible for some performance-based equity awards, it does not properly take into consideration the terms and conditions of the Company's performance-based RSU awards.

As described further in the CD&A at page 56, all the Company's outstanding RSU awards to the named executive officers have three year

Proposals for Stockholder Vote

performance periods, with three performance metrics for each year's awards based on annual performance as compared with the preceding year's performance for such metrics. Accordingly, under the IBEW Proposal, if the closing of a transaction occurs at any time other than year-end, the "pro rata" vesting could not occur since the performance metrics for the year in which the closing occurs would not be determinable at the time of closing. Moreover, a change in control may result in the performance metrics (such as earnings per share) no longer being measurable. Finally, a change in control transaction is likely to result in additional costs, or a fundamental change in the Company's business, as a result of which the Company's relative performance for all metrics could be distorted or no longer measurable.

In short, the IBEW Proposal's "one size fits all" approach simply is not appropriate, particularly for our Company.

For all the foregoing reasons, we believe the IBEW Proposal is contrary to the best interests of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "AGAINST" Proposal 5.

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Introduction

This Compensation Discussion and Analysis (CD&A) describes how the named executive officers (NEOs) were compensated in 2011. The NEOs are the Chief Executive Officer (CEO), the Chief Financial Officer (CFO), and the three other most highly compensated elected officers:

Executive	Title
Michael White	Chairman, President and CEO
Patrick Doyle	Executive Vice President (EVP) and CFO
Bruce Churchill	EVP and President of DIRECTV Latin America
Larry Hunter	EVP and General Counsel
Michael Palkovic	EVP, Operations

The CD&A and related information regarding compensation of the named executive officers are organized into five sections:

This CD&A has been reviewed by and approved for inclusion in this Proxy Statement by the Compensation Committee. Although this CD&A expresses the views and input of both the Committee and management of the Company, references to "we," "us" and "our" refer to the Company.

Executive Summary

DIRECTV is a leading provider of digital television entertainment services. Through its subsidiaries and affiliated companies in the United States, Brazil, Mexico and other countries in Latin America, DIRECTV provides digital television service to nearly 20 million customers in the United States and 12 million customers in Latin America.

Our vision is to provide customers with the best video experience both inside and outside of the home by offering subscribers unique, differentiated and compelling programming through leadership in content, technology and customer service.

We believe that well-designed compensation programs will allow us to assemble and retain an executive management team that has the experience, business judgment, vision and personal integrity to work well as a team to achieve results. Consequently, we developed compensation programs to support the following objectives:

•
Recruit and retain top executives
•
Balance short-term and long-term goals and risk-to-reward relationships that encourage increasing long-term stockholder value, and
•
Pay for performance.

Executive Compensation: Compensation Discussion and Analysis

Our long-term performance and executives' pay are well aligned. In an independent study using total shareholder return (TSR) to evaluate the alignment between our TSR performance and our pay for that performance compared to our benchmark companies, our TSR was in the top 25% compared to our peers for the past three years, while our realizable pay was around the median of our benchmark peer group (the study covered 2008-2010, the last three-year period for which peer group proxy compensation data was available). Annual TSR is the percentage change in the closing stock price from December 31 of one year to December 31 of the next year, with appropriate adjustment for dividends.

A separate evaluation of TSR performance for the three years (2009-2011) and five years (2007-2011) ending in 2011 highlights our stock price growth over the long term (see Supplementary Chart 3). We believe that the five-year TSR reflects that DIRECTV's stock price largely held its value over the recent economic downturn, followed by subsequent growth, while stock prices at many of the peer companies lost significant value. Similarly, we believe that the three-year TSRs of the peer companies reflect gains from significantly depressed stock prices.

Supplementary Chart 3—Historical TSRs Comparing DIRECTV and the Benchmark Group

2011 Performance and Bonuses

We pay for performance and demonstrate it in the next few pages. Analyses by the Consultant for the Committee support this conclusion.

The annual bonus focuses on the execution of our short-term business goals:

•
For 2011, revenue increased $3.1 billion or 13%, earnings per share (EPS) increased $1 or 38.8%, we added over 2.7 million net new subscribers, primarily in Latin America, while cash flow before interest and taxes (CFBIT) fell $200 million compared to 2010
•
Our stock price increased $2.83 per share or 7.1% and achieved a 10-year high of $53.08 on July 8, 2011
•
We returned over $5.4 billion to our stockholders through our share repurchase program
•
We grew market share both in the U.S. and Latin America and increased our penetration of middle class households in Latin America.
•
We launched new products such as the new High Definition On-Screen Guide with a new look and feel, fast scrolling, a visual browsing experience, one place for all DIRECTV CINEMA™ and On Demand movies and recommendations based on a subscriber's past viewing preferences
•
We also launched the DIRECTV iPad® App that allows our subscribers to tune in to live TV and watch it anywhere in the home, control the TV, create lists of favorite channels and track favorite teams with real-time scores
•
We concluded a number of retransmission negotiations, particularly with Fox.

The Committee evaluated our performance and determined that the CEO earned a 128% bonus, while the other NEOs' bonuses averaged 118% of their respective target bonus.

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2009-2011 Performance and Stock-Based Awards (RSUs)

The performance-based stock program focuses on our sustained performance over a number of years and the achievement of long-term strategic goals, as well as growth in the stock price.

•
Over the past three years, revenue grew $7.5 billion or 38%, CFBIT grew $1.1 billion or 40% and EPS grew over $2 or 155% and, overall, we exceeded our three-year average growth targets set in 2009
•
Stockholders' total shareholder return (TSR) was 87% over the 2009-2011 period.

As a result, the NEOs, other than the CEO, earned 117% of our three-year (2009-2011) performance-based RSUs. Mr. White became CEO in January 2010 and did not participate in the 2009-2011 RSU program.

Stock Ownership

Under our stock ownership guidelines as of February 2012:

•
Mr. White holds over $[x] million in stock and has attained the target ownership level;
•
The four other NEOs hold over $[x] million in stock and have attained the target ownership level.

Named Executive Officer Performance-Based Pay

Our principal pay programs are: (i) a base salary, (ii) an annual cash bonus for execution against our annual performance goals, and (iii) a long-term performance program that focuses on the Company's performance over multiple years and growth in the stock price.

•
Michael White was hired as CEO in January 2010 and granted an upfront equity award with a total fair value at the grant date of $27.2 million. This grant is intended to cover his three-year contract term, with no additional equity grants anticipated during the term, so the annualized value is approximately $9.1 million per year. The grant is 50% in stock options and 50% in performance RSUs.
•
Mr. White's annualized compensation is 90% performance-based and, for the remaining NEOs, about 70% of their principal pay is performance-based.
•
Potential pay levels for the NEOs are benchmarked against pay levels at the peer group consisting of 15 media, telecommunications and multichannel video programming distribution companies.
•
Pay levels are targeted to pay within the range of the media peer group compensation levels if we achieve annual performance targets. The annual performance targets are based on our annual business plan. The long-term performance targets are based on our three-year outlook, and validated against analysts' long-term consensus. Actual pay depends on how well we achieve the performance goals and on increasing the stock price.
•
The CEO's target pay opportunity as compared to the next highest paid NEO and as compared to the average pay of the other four NEOs as a group is called our internal pay multiple. For 2011, the CEO's pay multiple is 2.8 times the second highest paid NEO, Mr. Churchill, and 3.6 times that of the average of the other four NEOs (including Mr. Churchill).

Executive Compensation: Compensation Discussion and Analysis

Supplementary Chart 4—2011 Executive Officer Compensation Opportunity

CEO 2011 Compensation Opportunity

All Other NEOs as a Group
2011 Compensation Opportunity

Key Events in 2011 and 2012 Compensation Program Changes

2011 Say-on-Pay Advisory Vote

We value the opinions of our stockholders and in 2011 we asked our stockholders to express their views on our NEOs' compensation in an advisory vote. This vote was not intended to address any specific item of compensation, but rather the overall compensation of the NEOs and the philosophy, policies and practices described in the 2011 Proxy Statement. Prior to the Annual Meeting, we contacted our larger institutional stockholders to provide them with the opportunity to discuss the Proxy Statement and allow us to address any potential questions. We received valuable information and none of the questions involved executive compensation. At the Annual Meeting, the final vote was 96% "for" and 4% "against" (excluding abstentions and broker non-votes). We believe that the positive shareholder vote affirms our past practices of thoughtfully designed programs and appropriate use of judgment to evaluate performance and determine appropriate payment for that performance. In light of the Company's solid financial performance and the continuing success of our compensation program, the Compensation Committee concluded that the compensation program continues to provide a competitive pay-for-performance package that effectively incentivizes executives and retains them for the long term, and made no significant changes to the program during the year. We will continue to monitor stockholders' concerns as we adapt our compensation programs to support our success in the Company's highly competitive business environment.

2011 Phase-Out Employment Agreements/
Adoption of a Severance Plan

Our practice since 2004 has been to execute employment agreements with our senior executives. This practice is common in the media and entertainment sector. In 2011, after careful consideration, we began an orderly phase-out of these agreements. After each current employment agreement expires, we currently anticipate that each executive will continue their employment "at will" without a new agreement. As a result of this phase-out, the employment agreements for Messrs. Doyle, Churchill and Hunter expired on December 31, 2011 and each executive continues as an "at will" employee. This phase out is expected to be completed in 2013. In the future, we currently intend to limit similar agreements to special circumstances and short duration.

In conjunction with this phase-out of employment agreements, we adopted an executive severance plan that substantially replaces post-termination compensation and restrictions that were previously part of the employment agreements. For additional

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information about the severance plan, see the discussion beginning on page 89.

2011 New Target Pay Mix

Pay mix is the percentage of each of base salary, target bonus opportunity and long-term stock-based grants to the total of these three pay components. Previously, the level of each component reflected practices among our peer companies and our own internal equity reviews. In 2011, we introduced a new factor in evaluating pay mix, and have set a target profile for the senior executives, including the NEOs, to provide 50% of annual pay opportunity in stock-based incentives, 25% in annual performance-based bonus and 25% in base salary. Pay levels in 2011 reflected the shift toward this new target pay mix and were achieved entirely with increases in performance-based stock grants, with no increase in 2011 base salary or 2011 target bonus.

2012 Stock Options

In recent years, only the CEO has been granted stock options as part of long-term stock-based incentive compensation. In 2011, we considered the practices among our benchmark companies and industry in general, and evaluated the incentive value and risks associated with stock options (including our executives' experience with "underwater" stock options). As a result, in 2012, we are beginning limited use of stock options as part of the senior executives' compensation. The current target levels of performance-based stock grants will be reduced proportionately.

2012 Broader Peer Group

Our senior executives have been recruited from a wide range of industries. While some positions are media-specific, talented and experienced executives for other positions may be found in other industry sectors. For 2012, we have decided to use two peer groups to consider both the media industry and also "general industry" compensation practices. We selected these companies using the same criteria as the media benchmark companies, such as revenue that is between 0.5 times and 2 times our revenue. The selected general industry companies focus on sales and services to consumers rather than to businesses. These general industry companies tend to pay less than media companies, but nevertheless, we decided that reviewing the two peer groups' pay practices separately would help us make appropriate pay decisions. We will describe the companies further in the 2013 proxy that addresses our 2012 pay practices and decisions.

Our 2011 Business Results and Incentive Compensation Payouts

The following section presumes prior understanding of our incentive program objectives and design. For additional information about the objectives of the compensation programs, including the incentive programs, see Compensation Program Objectives and Components of Pay beginning on page 59. For additional information about the design of the bonus and performance RSU programs, see the 2011 Grants of Plan-Based Awards Table and the related discussion beginning on page 76.

Summary of Our Pay-for-Performance Decisions at Year-End

In terms of pay for performance, the 2011 compensation payments and, in particular, the annual bonus and long-term performance RSU stock payments, were aligned with the Company's performance.

When we refer to "pay for performance", we mean examining both actual pay (not the opportunity to earn that pay) and actual performance over the same three-year period. For purposes of this CD&A, the three-year period was 2008 through 2010, the most recent three-year period in which full-year financial and compensation data was available for the peer companies. For pay in that three-year period, we included base salaries paid, actual bonuses earned, and equity and

Executive Compensation: Compensation Discussion and Analysis

long-term incentives valued at the end of the three-year period (including in-the-money stock options granted during the three-year period, excluding underwater stock options, and the value of performance shares paid out in the three-year period). For performance during 2008-2010, we measured the compound annual growth rates of CFBIT, revenue, and three-year and five-year TSR, each as compared to our benchmark peer companies in media and in general industry (the same general industry companies that we selected to broaden our peer groups for 2012 compensation planning and decisions). When we compare actual pay and actual performance, we use the relative percentile ranking of each to evaluate the alignment between pay and performance.

One-Year Performance (Annual Bonuses)

The bonuses earned by the NEOs vary with the Company's operational and financial performance from year to year. The Committee determined that for the 2011 annual bonus program based on CFBIT, the maximum funding level was achieved and the Company generally performed at or above target against other financial and operating performance measures, particularly in DIRECTV Latin America. As a result, Mr. White earned a bonus of 128%, for our financial and operational achievements, growing our market share in the US and Latin America, the launch of new products and services for our subscribers, initiatives to improve customer service, satisfaction and retention, and development of management and other related human resources initiatives. Bonuses earned by the other NEOs ranged from 105% to 139% of the target bonus opportunity for the year. Mr. Churchill achieved the highest percentage bonus based primarily on the excellent performance at DIRECTV Latin America. Overall, the bonuses reflected a reduction from 2010. Details of our performance against the targeted performance goals are discussed on page 55.

Supplementary Chart 5—
Annual Bonus Performance Over/Under
100% of Target Performance

Supplementary Chart 5 shows the Company's annual performance for the past three years as a percentage above or below 100% of target performance. For example, an overall performance of 105% would show as +5% in the chart.

Three-Year Performance (2009-2011 Performance RSUs)

The performance RSUs earned by the NEOs vary with the Company's operational and financial performance over time. For the three-year performance period ending in December 2011 (the 2009-2011 performance RSUs) based on growth in revenue, CFBIT and EPS, we performed below target for 2009, significantly above target for 2010 and slightly above target for 2011. Overall, we achieved 117% of our three-year performance targets, somewhat better than the 2008-2010 performance RSU results of 106%. In addition, over the 2009-2011 performance period, the value of the shares increased 87%, reflecting the additional value added for stockholders over that time period. Details of our performance against the targeted performance goals are discussed on page 56.

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Supplementary Chart 6
Three-Year TSR Compared to RSU
Performance Over/Under 100% of Target
# of Shares

Supplementary Chart 6 shows that our performance RSUs are aligned with our performance and investment returns to our stockholders. The chart compares the Total Shareholder Return (TSR) over three years to the Company's RSU performance over the same three years as a percentage above or below 100% of the target number of shares. For example, an overall RSU performance of 105% would show as +5% in the chart (that is, 105% of the target number of RSUs were earned). This chart shows a positive alignment between shareholder returns and pay.

Details of Pay-for-Performance Decisions at Year-End

Our compensation programs appropriately link pay and performance, are reasonable and balanced, and help attract and retain top executive talent.

We use a variety of internal and external measures of our business to determine performance. We also compare our performance to a peer group and consider analysts' consensus as we develop performance targets and evaluate our performance.

We use judgment and discretion as well as formulaic calculations to set compensation opportunities and to determine payouts. The performance measures in the bonus and performance RSU plans apply to the NEOs as an executive team accountable for the achievement of all of the goals, regardless of organizational responsibilities. Although individual performance is a factor in the Committee's decisions, the bonuses reflect overall Company performance more than individual performance.

When setting target performance levels for annual bonuses and the long-term stock awards (performance RSUs), we avoid combinations of performance measures that might drive risky short-term decisions. Long-term incentives are paid in stock to link the value of the potential award to increasing the stock value for stockholders. We have a stock ownership policy that requires executives to acquire and hold until retirement a significant amount of Company stock, further linking long-term growth in the stock price for stockholders to the executives' personal net worth.

The final 2011 bonuses and 2009-2011 performance-based shares earned by the NEOs are shown in the following chart.

Executive Compensation: Compensation Discussion and Analysis

Supplementary Chart 7—Final 2011 Bonus and 2009-2011 Performance RSU Payouts

	2011 Bonus			2009—2011 RSUs
Name of Officer (a)	Target Bonus ($000) (b)	Final Bonus ($000) (c)	Final Bonus as % of Target (d)	Target Shares (#) (e)	Final Shares (#) (f)	Value at Grant Date ($000) (g)	Final Value (2) ($000) (h)	Final Value as % of Target (2) (%) (i)
Michael White (1)	3,042	3,900	128%	N/A	N/A	N/A	N/A	N/A
Patrick Doyle	640	749	117%	40,000	46,800	849,200	2,105,064	248%
Bruce Churchill	1,666	2,308	139%	60,000	70,200	1,273,800	3,157,596	248%
Larry Hunter	1,025	1,170	114%	57,500	67,275	1,220,725	3,026,030	248%
Mike Palkovic	700	735	105%	55,000	64,350	1,167,650	2,894,463	248%
All NEOs as a group	7,073	8,862	125%	212,500	248,625	4,511,375	11,183,153	248%

(1)
Mr. White did not participate in the 2009-2011 performance RSU program and did not receive a stock distribution. Mr. White's performance RSU and stock option grants in 2010 are intended to be his only long-term incentive grants during the 2010-2012 period.
(2)
Includes the value of the increase in the stock price over the three years; the final value was $44.98 per share upon distribution in February 2012 as compared to the $22.23 grant date value in February 2009.

One-Year Performance and 2011 Bonuses

For 2011, the Committee selected CFBIT as the performance measure for bonus funding. CFBIT is a comprehensive measure of our operating performance because it addresses revenue, operating expenses and capital expenditures. We have used this performance measure since 2008. See Supplementary Chart 8 for the target, performance range and payout range.

Supplementary Chart 8—2011 Bonus Plan

Performance Measure	Weight	Annual Target	Performance Range	Payout % Range
Annual Cash Flow Before Interest and Taxes (CFBIT)	100%	$2.0 Billion	$0 to $2.75 Billion	0% to 200%

At year-end, the Committee determined that the Company had generated over $3.7 billion in CFBIT, which earned the maximum potential funding for executive bonuses.

When evaluating Company performance and individual NEO performance to determine the 2011 bonuses, the Committee used a "balanced scorecard" approach. This approach evaluates three performance areas: (i) base business, (ii) strategic initiatives, and (iii) talent and teamwork goals. For each NEO (other than the CEO), organizational performance was measured in base business, weighted 70%, while achievements in strategic initiatives, talent and teamwork and individual performance were weighted 30%.

Base business included financial and operating performance, particularly objective measures of 2011 growth in revenue, EPS and net new subscribers, and subjective measurements of market share, new products/offerings and shareholder-related goals.

We selected revenue and EPS as objective measures of both "top line" and "bottom line" growth, both of which are necessary for solid

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financial performance, and selected net subscribers as a key performance measure of our subscriber-based business model. (For base business, Mr. Churchill was evaluated primarily on DIRECTV Latin America performance and, to a lesser extent, on DIRECTV performance.)

Strategic initiatives were evaluated subjectively and included new growth opportunities for subscribers and revenues, cost management and capital structure.

Talent and teamwork goals were evaluated subjectively and included succession planning, leadership and employee development, and teamwork.

In its review of the NEOs' performance beyond the specific bonus measures, the Committee also assessed financial and operational performance at the Company, DIRECTV U.S. and DIRECTV Latin America, including annual OPBDA growth, churn, subscriber acquisition costs (SAC), pre-SAC margin improvement, and the performance achieved in the performance RSU grant programs as shown in Supplementary Charts 9 through 14.

The Committee reviewed an analysis of three-year to five-year Company performance compared to the peer group. Performance measures from publicly available financial reports understood and monitored by investors were used as fair measures of relative performance: growth in revenue, growth in CFBIT, and three-year and five-year TSR. The Consultant did the analysis and advised the Committee that for the period 2008 to 2010 (the last full year in which peer group financial data was available), the Company had performed in the top quartile of the peer group.

Mr. White participated in the Committee's discussion of the performance measures. Many operational and financial measures were at or above desired performance levels and Mr. White noted that we had performed very well in the talent and teamwork goals, but these achievements were offset by under performance against other financial goals and in our strategic initiatives. He concluded that, overall, DIRECTV performance in 2011 was not as strong as 2010 performance. DIRECTV U.S. performed well below target for OPBDA growth and had mixed performance in strategic initiatives. DIRECTV Latin America performed well in all areas. Overall performance was above target at 118%, with DIRECTV U.S. performance below that level and DIRECTV Latin America above that level.

The Committee used a formula to evaluate achievement in the growth of revenue, EPS and net subscribers and used its judgment and discretion to evaluate the balanced scorecard and other Company performance as a whole and to determine the final bonuses to be paid. The 2011 bonuses determined by the Committee for the NEOs were each less than the maximum bonus for the CFBIT performance earned under the plan.

The bonuses are shown in Supplementary Chart 7 on page 55 and also in the 2011 Summary Compensation Table on page 72 in column (f) Non-Equity Incentive Plan Compensation. For a reconciliation of non-GAAP financial measures OPBDA, CFBIT and pre-SAC margin, refer to Annex B attached to this Proxy Statement and incorporated herein by reference.

Three-Year Performance: 2009-2011 Long-Term Performance and Stock Payouts

Because we face a constantly shifting mix of competition, economic conditions and new technology, the performance RSU program is designed to measure year-over-year growth that is sustained over the three-year performance period, rather than a single set of targets at the end of three years. Each year, we combine the three performance measures into a single weighted annual performance factor; at the end of the three years, we add the three annual performance factors and

Executive Compensation: Compensation Discussion and Analysis

divide the result by three. We believe that this provides a clearer picture of our long-term performance.

2009-2011 Performance RSU Grants

The performance period for the 2009-2011 performance RSU grants was January 1, 2009 to December 31, 2011. The performance measures, annual growth targets and payout ranges are shown in Supplementary Chart 9. We selected revenue and EPS as objective measures of both "top line" and "bottom line" growth, both of which are necessary for solid financial performance, and CFBIT as a key measure of managing operations, because it incorporates revenue, operating expenses and capital expenditures. Growth in EPS (from continuing operations) was substituted for

OPBDA, which was used in the 2008-2010 RSU plan, because EPS includes taxes and other non-operating results that affect net income. EPS is also commonly used by investors to evaluate a company's performance. The maximum payout in shares remained at 125% of the performance RSU grant and the payout could be reduced to zero for poor performance. The Committee reviewed Company performance as of the end of 2011 and determined the 2011 performance factor of 103% as shown in Supplementary Chart 10. When added to the 2009 and 2010 annual performance factors of 82.7% and 165.2%, respectively, the average performance was determined to be 117%. Thus, 117% of each NEO's 2009-2011 performance RSUs were paid as shares of Common Stock.

Supplementary Chart 9—2009-2011 Performance RSU Grants—Performance Factors

Performance Measure	Weight	Annual Performance Target	Performance Range	Payout % Range
Annual Revenue Growth (%)	20%	8%	0% to 10%	0% to 150%
Annual CFBIT Growth (%)	40%	18%	0% to 23%	0% to 150%
Annual EPS Growth (%)	40%	25%	0% to 60%	0% to 200%

Supplementary Chart 10—2009-2011 Performance RSU Grants Actual Performance Results and Associated Payout Factors

	2009		2010		2011		3-Year
Performance Measure	Actual	Weighted Performance %	Actual	Weighted Performance %	Actual	Weighted Performance %	Final Payout: 3-Year- Average
Annual Revenue Growth (%)	9.5%	27.5%	11.8%	30.0%	13%	30.0%
Annual CFBIT Growth (%)	21.8%	55.2%	21.8%	55.2%	-5.3%	0.0%
Annual EPS Growth (%)	-29.4%	0%	140.6%	80.0%	50.2%	73.0%
Annual Performance Factor (%)		82.7%		165.2%		103.0%	117.0%

The stock payments are shown in Supplementary Chart 7 on page 55 and in the 2011 Option Exercises and Stock Vested Table on page 82.

Performance Update on Other Outstanding Performance RSU Grants

As discussed following the 2011 Grants of Plan-Based Awards Table beginning on page 76, annual grants of performance RSUs

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result in three overlapping performance plans during any year after the first two years. In addition to the 2009-2011 performance RSUs discussed above, we believe that it is useful for stockholders to understand the performance measures and features of the two other outstanding plans, including the performance to date. The following describes the 2010-2012 and the 2011-2013 performance RSU programs.

2010-2012 Performance RSU Grants

The performance period for the 2010-2012 performance RSU grants is January 1, 2010 to December 31, 2012. The Committee set the

performance measures, annual growth targets and payout ranges for the 2010-2012 performance RSUs as shown in Supplementary Chart 11. The weighting of the performance measures was changed from the 2009-2011 performance RSU grant to place greater emphasis on revenue growth. The maximum payout in shares of Common Stock remains at 125% of the performance RSU grant and the payout could be reduced to zero for poor performance. The Committee reviewed Company performance as of the end of 2011 and determined the 2011 performance factor of 100% as shown in Supplementary Chart 12.

Supplementary Chart 11—2010-2012 Performance RSU Grants—Performance Factors

Performance Measure	Weight	Annual Performance Target	Performance Range	Payout % Range
Annual Revenue Growth (%)	33 1/3%	7%	0% to 9%	0% to 150%
Annual CFBIT Growth (%)	33 1/3%	15%	0% to 20%	0% to 150%
Annual EPS Growth (%)	33 1/3%	35%	0% to 50%	0% to 150%

Supplementary Chart 12—2010-2012 Performance RSU Grants Actual Performance Results

	2010		2011
Performance Measure	Actual	Weighted Performance %	Actual	Weighted Performance %
Annual Revenue Growth (%)	11.8%	50%	13.0%	50.0%
Annual CFBIT Growth (%)	21.8%	50%	-5.3%	0.0%
Annual EPS Growth (%)	60.4%	50%	50.2%	50.0%
Annual Performance Factor (%)		150%		100.0%

As noted above, performance for 2012 will be combined with 2010 and 2011 results to determine the final performance under this plan.

2011-2013 Performance RSU Grants

The performance period for the 2011-2013 performance RSU grants is January 1, 2011 to December 31, 2013. The performance measures, annual growth targets and payout ranges are shown in Supplementary Chart 13.

The weighting of the performance measures remained the same as the 2010-2012 performance RSU grant. The maximum payout in shares of Common Stock was increased to 150% of the performance RSU grant and the payout could be reduced to zero for poor performance. The Committee reviewed Company performance as of the end of 2011 and determined the 2011 performance factor of 98.9% as shown in Supplementary Chart 14.

Executive Compensation: Compensation Discussion and Analysis

Supplementary Chart 13—2011-2013 Performance RSU Grants—Performance Factors

Performance Measure	Weight	Annual Performance Target	Performance Range	Payout % Range
Annual Revenue Growth (%)	33 1/3%	8%	2% to 10%	0% to 150%
Annual CFBIT Growth (%)	33 1/3%	11%	0% to 20%	0% to 200%
Annual EPS Growth (%)	33 1/3%	29%	0% to 50%	0% to 200%

Supplementary Chart 14—2011-2013 Performance RSU Grants Actual Performance Results and Associated Payouts

	2011
Performance Measure	Actual	Weighted Performance %
Annual Revenue Growth (%)	13.0%	50.0%
Annual CFBIT Growth (%)	-5.3%	0.0%
Annual EPS Growth (%)	38.8%	48.9%
Annual Performance Factor (%)		98.9%

As noted above, performance for 2012 and 2013 will be combined with 2011 results to determine the final performance under this plan.

Our Compensation Program Objectives and Components of Pay

Objectives

We have developed compensation programs to support the following objectives:

•
Pay for performance
•
Balance short- and long-term goals and risk-to-reward relationships that encourage increasing long-term stockholder value, and
•
Recruit and retain talented executives.

We regularly adjust our compensation programs as economic and business conditions change, but always consistent with our compensation philosophy and objectives.

Supplementary Chart 15 shows how our primary compensation and benefit programs support our compensation program objectives. A significant portion of a NEO's compensation depends on actual performance measured against annual and long-term performance goals. Long-term incentives are paid in stock to link the value of the potential award to increasing the stock value for stockholders.

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Supplementary Chart 15—Compensation Objectives and Programs

	Performance		Fixed Pay Elements For Retention and Stability
Objective	Annual Bonus	Long-Term Stock Awards	Base Salary	Employee Benefits	Post-Termination Compensation
Pay for Performance	✓	✓
Balance short- and long-term goals and risk-to-reward relationships that encourage increasing long-term stockholder value	✓	✓	✓	✓	✓
Recruit and retain executives	✓	✓	✓	✓	✓

When setting target performance levels for annual bonuses and the long-term stock awards (performance RSUs), we consider analysts' consensus expectations as well as our internal business plans. We avoid combinations of performance measures that might drive risky short-term decisions and use judgment and discretion to set compensation opportunities and determine payouts. We have a stock ownership policy that requires executives to acquire and hold until retirement a significant amount of Company stock, further linking long-term growth in the stock price for stockholders to the executives' personal net worth.

Our Compensation Programs

The principal compensation components for the NEOs are:

•
A base salary
•
An annual performance-based bonus paid in cash, and
•
A long-term performance-based incentive stock grant.

The NEOs are also eligible for benefits and perquisites that are part of a competitive compensation package that provides health, welfare, savings and retirement programs comparable to those provided to employees and executives at other companies in our industry. Some compensation programs are related, meaning that the value of one program affects the value of another program. Increasing base salary increases target cash bonus and stock award opportunities, as well as savings, pension and disability benefits. Increasing or decreasing a bonus also affects pension and savings plan benefits, but long-term incentive awards are excluded from calculation of pension and savings plan benefits.

Executive Compensation: Compensation Discussion and Analysis

Supplementary Chart 16—Compensation Programs

Compensation Program: Purpose/Key Characteristics	Targeted Pay Opportunity Level
Base Salary: Compensate for day-to-day performance at the executive's level of responsibility based on skills, experience and accomplishments. Base salaries are considered fixed compensation and are paid in cash.	At or slightly above the median of the peer group. (1)
Annual Bonus: Motivate and reward current results by aligning efforts across the Company to achieve specific measurable results. Bonuses are considered variable compensation, are based on annual performance and are paid in cash.	Combined base salary and target bonus at the median of the peer group. Depending on actual performance, payouts could be above or below the target level. (1)

Long-term Incentives: Motivate and reward long-term results, typically over three years, by aligning efforts to achieve specific measurable results and increase the value of the Company's Common Stock. Performance RSUs and stock options are considered variable compensation, based on long-term Company performance and are paid in stock.	Combined base salary, target bonus and target long-term incentive at the median of the peer group. Depending on actual performance, payouts could be above or below the target level. (1)
Employee Benefits (2): Health, welfare, disability and life insurance plans protect against catastrophic expenses and loss of income and the savings and pension plans provide retirement income.	Combined value at the median of general industry.
Perquisites: Assist in attracting and retaining executive talent.	At or below the median of general industry.
Post-Termination Compensation: Provide for rapid transition out of the Company that is fair to the executive and the Company by providing temporary income following an executive's involuntary termination (other than for cause).	At the median of the peer group. There are no tax gross-ups.

(1)
The Committee varies from these guidelines based on its assessment of an executive's experience and level of contribution to the Company's current and future success, as well as the executive's compensation history.
(2)
The benefit plan descriptions in this Proxy Statement and accompanying the following charts provide an explanation of the major features of our employee benefit plans. These plans are administered and governed at all times by the official plan documents and the descriptions in the Proxy Statement of these plans are qualified in their entirety by reference to the applicable document. The Company reserves the right to amend, suspend or terminate the plans completely or in part at any time and for any reason. Stockholders may request a copy of a plan document by contacting the Corporate Secretary as provided on page 9.

The peer group is discussed further at "Benchmarking / Peer Group—No Changes for 2011" on page 63. For the 2011 pay opportunity of the NEOs, see the 2011 Grants of Plan-Based Awards Table on page 76. Our 2011 performance and payouts under the

Annual Bonus and Long-Term Incentive plans are discussed in "Our 2011 Business Results and Incentive Compensation Payouts" beginning on page 52. Pension plans are discussed in "2011 Pension Benefits" beginning on page 83. Savings plans are

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discussed in "2011 Non-Qualified Deferred Compensation" beginning on page 86. Perquisites are discussed following Supplementary Chart 18—All Other Compensation on page 74. Post-Termination Compensation is discussed in "Severance Agreements" below, in "Change in Control" below, and in "Potential Payments Upon Termination or Change In Control" beginning on page 89.

Severance Agreements and Post-Termination Compensation

Based on the Consultant's previous research on the peer group and general industry, and the Committee's own experience, pre-established severance arrangements help to retain key executives by providing assurances of fair treatment to the executives upon termination of employment. This allows the executive to focus his or her attention on the interests of the Company. These arrangements support the development of an experienced management team, provide for rapid pre-determined transition out of the Company and are competitive with practices among the peer group.

Messrs. White and Palkovic have individual employment agreements with severance compensation arrangements; Messrs. Doyle, Churchill and Hunter, whose employment agreements expired at the end of 2011, participate in the executive severance program. The severance arrangements in the employment agreements and in the executive severance program include restrictions not to compete with the Company and not to solicit employees to leave the Company. These restrictions are important and we consider that value when determining the levels of post-employment compensation. For more information on post-termination compensation, see "Potential Payments Upon Termination or Change In Control" beginning on page 89.

Change in Control

We have no agreements, arrangements or other programs for the NEOs or other employees in which entering into or completing a change-in-control of the Company or in the event of termination of employment following a change-in-control, that (i) provide additional compensation to be paid, (ii) provide for accelerated vesting or payment of compensation, except for the 2010 Stock Plan approved by stockholders on June 3, 2010 and Mr. White's employment agreement, or (iii) provide tax gross-ups.

Mr. White's employment agreement provides that in the event his compensation and benefits would constitute "parachute payments" under Code Section 280G, he would receive either (i) the full amount or (ii) a lesser amount such that no portion is subject to Code Section 280G, whichever provides the higher after-tax amount, including the potential taxes under Code Section 4999. However, the agreement does not provide for a tax gross-up for the potential taxes under Code Section 4999. For more information, see "Change In Control" beginning on page 89.

2011 Compensation Planning for the NEOs

The Committee evaluates changes in total direct compensation each year (base salary, annual bonus opportunity and long-term incentive opportunity). The Committee reviewed a number of information sources before determining the annual compensation opportunities, including compensation data as reported in the most recent proxy reports of the peer companies, analyses provided by the Consultant, internal compensation levels among the NEOs and as compared to other executives, tally sheets, and the terms and conditions of each executive officer's employment agreement (and, for Messrs. Doyle, Churchill and Hunter, the potential impact of the lapse of the employment agreements). Although prior incentive pay earned is addressed in the tally sheets, an executive's annual compensation opportunities are linked to current and future performance and not based on or limited by accumulated compensation and incentive awards for past achievements.

Executive Compensation: Compensation Discussion and Analysis

Benchmarking/Peer Group—No Changes for 2011

The Committee annually evaluates pay levels among a peer group of companies to help set the level and mix of the NEOs' compensation. This benchmark group focuses on companies in the media, telecommunications and multichannel video distribution industries. These companies reflect:

•
A broad set of companies in our industry
•
Companies that our existing peer group had identified in their peer group ("peers of peers"), and
•
Other companies that listed us as a peer without regard to size or industry.

The selected companies range (both above and below the Company) in comparison factors such as revenue, market capitalization and net income. Certain companies that are significantly larger or smaller than the Company were excluded from the list.

We used the following peer group of 15 companies during 2010 and 2011:

British Sky Broadcasting Group
Cablevision Systems Corporation
CBS Corporation
Comcast Corporation
Discovery Communications
DISH Network Corp.
Gannett Co., Inc.
Liberty Global, Inc.
News Corporation
Qwest Communications International
Sprint Nextel Corp.
Time Warner Cable, Inc
Time Warner, Inc.
Viacom, Inc.
Walt Disney Co.

2011 Compensation Planning Analysis and Decisions

We developed a target pay mix for the NEOs where the annual total direct compensation opportunity (base salary plus target bonus opportunity plus annual equity grant opportunity) would be allocated as 50% long-term stock-based incentives, 25% annual cash incentives and 25% base salary. The target pay mix was included with the evaluation of the previous factors of practices among our peer companies and our own internal equity reviews. For 2011, as we begin to gradually shift the NEOs' compensation pay mix to these targets, we would provide more of any annual increases through the RSU program and less through increases in bonuses or base salaries. Compared to the peer group, the 2010 pay levels for Messrs. Churchill and Hunter were approximately at our target levels while Messrs. Doyle and Palkovic were somewhat lower. Mr. White's base salary was increased slightly over 1% and he received no equity grant, both per the terms of his employment agreement, while his target bonus remained unchanged at 200% of base salary, all of which resulted in an increase of less than 1% in total target pay. None of the other NEOs received an increase in 2011 base salary or in 2011 target bonus, while we increased the 2011 RSU grants to improve the allocation of target pay opportunity toward 50% equity. Messrs. Doyle and Palkovic received a 10% total increase, all in RSUs, while Messrs. Churchill and Hunter received increases of less than 2%, all in RSUs.

Supplementary Chart 17 sets out the resulting 2011 compensation opportunity for the NEOs. It differs somewhat from the Summary Compensation Table on page 72. Supplementary Chart 17 shows base salary at the approved rate for a full year, while the Summary Compensation Table shows actual salary paid during 2011. Supplementary Chart 17 shows the annual target bonus, which assumes that all 2011 goals are met at 100%, while the Summary Compensation Table shows the bonuses paid based on actual 2011 performance. Supplementary Chart 17 excludes the values for pensions, savings and other programs such as perquisites because the Committee considers them under the context of broader benefit programs and not as principal compensation programs, while the Summary Compensation Table includes them.

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"Target" in this chart assumes that for the bonus and performance RSUs, 100% of performance goals are met and, for the performance RSUs, the stock price (which also affects the value of the RSUs) remains at the grant price and does not vary over the performance period.

Supplementary Chart 17—2011 Executive Officer Compensation Opportunity

		2011 Cash Bonus Opportunity		2011-2013 Stock-Based Grants Opportunity
Name of Officer (a)	2011 Base Salary ($000) (b)	Target Bonus as % of Base Salary (%) (c)	Target Bonus Opportunity ($000) (d)	Target Performance RSU Grant as % of Base Salary (%) (e)		Target Stock Opportunity ($000) (f) (1)		Total Annual Target Compensation ($000) (g)
Michael White	1,518	200%	3,042	597%	(2)	9,063	(2)	13,623
As percent of total	11%		22%			67%
Patrick Doyle	800	80%	640	195%		1,557		2,997
As percent of total	27%		21%			52%
Bruce Churchill	1,333	125%	1,666	145%		1,929		4,928
As percent of total	27%		34%			39%
Larry Hunter	1,025	100%	1,025	182%		1,865		3,915
As percent of total	26%		26%			48%
Michael Palkovic	874	80%	700	192%		1,674		3,248
As percent of total	27%		21%			52%

(1)
The amounts shown in column (f) are based on the grant date fair value of the 2011-2013 performance RSUs, which was $43.58 per share on February 10, 2011. For Mr. White, see footnote (2) below.
(2)
Mr. White was granted 1,011,100 stock options with an exercise price of $33.74 and 435,400 performance-based shares (performance RSUs) for the three-year term of his employment agreement, with no further stock grants anticipated for the remainder of the term of his agreement. These grants were valued on the January 4, 2010 grant date at $12,497,196 and $14,690,396, respectively. The amounts shown in this chart are the equivalent annual amount as if one-third of the grant had been made each year during the term of his agreement. This is a typical method used to allocate the values of stock grants that are not made on an annual cycle to compare them to the value of grants to other executives made annually.

Executive Compensation: Compensation Discussion and Analysis

Our Policies, Guidelines and Practices Related to Executive Compensation

Roles in Compensation Decisions

Compensation Committee

The Committee and the Board evaluate the CEO's performance and determine all adjustments to the CEO's pay, the CEO's annual bonus and all payouts of stock awards to the CEO. The Committee:

•
Reviews the assessments of Company performance provided by the CEO and other information provided by management, and
•
Accepts or adjusts the CEO's pay assessments for the other NEOs in light of analyses and advice provided by the Consultant and the Committee's own evaluation of Company and NEO performance.

Although the Committee receives information and recommendations regarding the design and level of compensation of our NEOs from the Consultant and management, the Committee makes the final decisions as to the plan design and compensation levels for the NEOs.

The Committee, with assistance from the Consultant and management:

•
Reviews NEOs' compensation to ensure that a significant portion is performance-based to create incentives for above-target performance and consequences for below-target performance
•
Determines annual bonus and long-term stock payouts based on actual performance against targets that are linked to Company performance, and approves base salary adjustments
•
Reviews tally sheets of total compensation and benefits for each executive officer to ensure the Committee understands all aspects of each executive officer's total compensation, and
•
Confirms that the total compensation paid to the CEO and the other NEOs is appropriate based on the Company's performance compared to the peer group and otherwise as measured by financial measures, including stockholder returns over one-year and longer periods.

Independent Compensation Consultant

To obtain access to independent and objective compensation data, analysis and advice, the Committee retained the services of an independent compensation consultant that is hired by and reports to the Committee. During 2010, the Committee engaged Pay Governance LLC, as its independent consultant (Consultant), and such firm continued in that role through 2011.

To ensure independence of the Consultant, the Committee annually reviews all other services performed by the Consultant for the Company and we minimize such other work. The Consultant may have other relationships with the Company, so long as those relationships do not interfere with its ability to provide independent advice to the Committee. During 2011, Pay Governance LLC performed no work for management and the Committee has confirmed the Consultant's continued independence.

Committee members can engage or initiate contact with the Consultant and have direct access to the Consultant without management involvement. The Consultant attends meetings as appropriate at the invitation of the Committee. Representatives of the Consultant attended all Committee meetings in 2011 and, generally, attend executive sessions of the Committee.

The Consultant reviews briefing materials prepared by management for the Committee (including those on individual NEO compensation matters), calibrates plan designs, incentive opportunities and payouts with external performance information, and

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analyzes and provides objective advice and recommendations to the Committee on management's recommendations and proposals. The Consultant also gathers, evaluates and reports on competitive market data and other background information, including insight on incentive plan design trends in general industry or among the peer group. Examples of reports and projects that the Committee assigns to the Consultant may be found in the section "Independent Reports" on page 67.

The Consultant meets with Company management, including the CEO, from time to time, particularly when changes are contemplated to the bonus or stock incentive plans. The Consultant obtains information from Company management with regard to such matters as the Company's performance, business strategy and overall compensation plan design.

Independent Legal Counsel

In 2011, the Committee engaged Simpson Thacher & Bartlett, LLP (Simpson Thacher) as independent legal counsel. Simpson Thacher has previously advised the Committee and the Board and performs no work for management. Simpson Thacher reviewed and advised the Committee on the form and the terms and conditions of the new executive severance plan, but had no material role in determining the forms or levels of compensation in the plan.

CEO

The CEO provides the Committee with information to assist in the determination of annual base salaries, bonus payouts, stock plan payouts and whether to exercise its discretion to reduce bonuses or stock payouts from the maximum funding determined under those plans. The CEO provides:

•
An assessment of the performance of the business over the past calendar year and longer, including discussion of various business measures and the performance of each business unit and the primary operating areas
•
An assessment of individual performance of each NEO
•
Recommendations as to the level of compensation to be paid to each other executive officer, and
•
A self-assessment of his individual performance against objectives established at the beginning of each year.

Management

Senior management plays an important role because of its direct involvement in and knowledge of the business goals, strategies, experiences and performance of the Company.

Messrs. White and Hunter, our Executive Vice President and Chief Human Resources Officer, and our Vice President, Compensation and Benefits, generally attend Committee meetings and provide information to the Committee. In addition, Mr. Doyle and the Senior Vice President of Investor Relations and Financial Planning recommend specific plan designs, performance measures and target levels of performance that are based on the short-term and long-term business plans.

Processes and Tools

The Committee considers a number of sources of information and uses various analytical tools to evaluate that information. The Committee uses an annual agenda to ensure that all compensation-related topics are addressed and reviewed over the course of the year. The Committee works with the Consultant to review and discuss compensation-related trends and issues that may not yet be reflected in recent compensation data.

When setting pay levels, no particular weight is given to any factor, although compensation data from the peer group is considered more relevant to our pay levels than other sources of information. The Committee relies on its judgment and experience to set compensation for each executive that is competitive with the peer group, fair internally, and appropriate

Executive Compensation: Compensation Discussion and Analysis

based on the Company's performance and on the executive's level of responsibility, experience and contribution.

Financial Performance

To evaluate past performance and to set future performance goals, the Committee reviews reports on past and forecasted financial and operational performance measures for the Company, DIRECTV U.S. and DIRECTV Latin America, as well as analysts' consensus forecasts. The Committee also reviews the Company's performance relative to that of the peer group in key financial measures.

Independent Reports

The Committee also reviews materials prepared by the Consultant. These materials typically include:

•
Annual report of executive pay opportunity against peer group data
•
Non-CEO NEO "earned and estimated" pay, which consists of amounts actually earned during a historical three-year period plus the estimated "paper" (unrealized) earnings in stock options and performance RSUs granted in the same period, as compared to Company performance, peer group performance and the peer group NEOs' earned and estimated pay. The CEO was not included in the analysis because Mr. White joined the Company in 2010, and we do not yet have three years of pay and performance history for Mr. White as CEO
•
Review of the performance measures and the difficulty of achieving them
•
Progress on achieving desired executive stock ownership levels
•
Changes in the peer group companies
•
Stock utilization
•
The assessments of the Company's pay processes by third-party "governance/proxy advisors"
•
Analysis and advice on proposed employment agreements or other compensation programs or changes to existing programs, and
•
Trends and best practices in compensation design and disclosure.

The Consultant also assists the Committee in designing compensation governance policies and with its periodic charter reviews.

Tally Sheets

Tally sheets enable the Committee to evaluate the full range of executive compensation, understand the magnitude of potential payouts as a result of termination of employment, and consider changes to our compensation programs in light of "best practices" and emerging trends. Tally sheets provide both a snapshot of current compensation opportunities and benefits and a quantification of payments and other values a NEO may receive in various termination of employment scenarios. Our tally sheets (i) summarize the value of each pay program, including benefits and perquisites, and the total of an executive's compensation over the current and previous years, (ii) show current stock holdings and incentive compensation denominated in stock and the potential value from increases in the share price, (iii) show amounts payable upon termination of employment under different scenarios and through programs such as pensions and savings that have accumulated over a number of years of service, and (iv) summarize cumulative payments over the past five years for base salary, bonuses and stock payments.

Other Compensation Policies and Practices

Stock Ownership

Stock ownership is an additional way to align the financial interests of the executive officers with those of our stockholders. Our stock ownership policy covers all elected officers of the Company and, at subsidiaries, all executives with the title of Executive Vice President or higher. These executives are required to acquire and hold until retirement or resignation, shares of Common Stock equal in value to a multiple of the executive's base salary. The multiple for the CEO is six times base salary and the multiple for the other executives is three times base salary. We count directly and beneficially owned shares, vested

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performance RSUs and vested in-the-money stock options, and shares held in the savings plans. Each executive has five years to attain the required ownership level, which is 2015 based on the increase to the ownership standard set in 2010. As of February 2012, [update—each of the NEOs has met the required standard].

Stock Usage

We monitor the number of shares issued under the stock plan by evaluating the annual number of shares awarded under incentive programs (also known as the run rate) and the overhang as compared to the peer group.

Insider Trading and Hedging

Insider trading is illegal. Hedging the economic risk of owning Company stock or receiving stock-based incentive compensation is contrary to the best interests of our stockholders. We maintain a policy that is applicable to all employees and prohibits insider trading and ownership of financial instruments or participating in investment strategies that hedge the economic risk of owning Company stock. NEOs generally are permitted to trade shares of the Company's Common Stock only during limited periods after public dissemination of the Company's annual and quarterly financial results. The Company permits our executives to enter into plans that are intended to comply with the requirements of Rule 10b5-1 of the Exchange Act in order to permit our executive officers to prudently diversify their asset portfolio and to assure that stock options may be exercised before their scheduled expiration date consistent with our policies. The General Counsel of the Company or his designee must approve such plans.

Recovery of Compensation

This is also known as a "recoupment" or "clawback" policy. We believe in pay for performance. We also believe that pay that was earned because of improperly stated performance should be returned to the Company and its stockholders. It is our policy to take reasonable efforts to recover cash and stock incentive awards in excess of the properly recalculated incentive awards that had been paid to executives based on financial or operating results that were subsequently restated or adjusted for any of the three prior years. Depending on the facts and circumstances, we may also seek recovery of the excess awards from present and former non-executive managers and employees. This policy is intended to be interpreted in a manner consistent with any applicable rules and regulations adopted by the SEC or NASDAQ as contemplated by the Dodd-Frank Act and any other applicable law and shall otherwise be interpreted in the best business judgment of the Company and the Committee.

Accounting and Tax Considerations

While accounting and tax treatment are relevant compensation issues, the Committee believes that stockholder interests are best served by not restricting flexibility in designing compensation programs, even though such programs may result in non-deductible compensation expenses for tax purposes. Compensation arrangements that are not fully deductible have been considered by the Committee from time to time, and may be considered in the future. Base salaries and cash bonuses are generally considered taxable income to the executive and compensation expense to the Company when earned. We have no agreements, arrangements or other programs that provide tax gross-ups, other than for reimbursement for certain types of expenses under our relocation program that are treated as taxable income for the recipient.

Accounting for Savings and Pension Plans:    Under Section 401(k) of the Code, which applies to the 401(k) Savings Plan, and Section 409A of the Code, which applies to the Restoration Savings Plan, the Restoration Pension Plan and the Executive Savings Plan, executive and Company contributions to the plans are not treated as current income to the executive. The related income taxes are deferred until the amounts are paid out to the executive, typically upon termination of

Executive Compensation: Compensation Discussion and Analysis

employment. Further, for tax purposes, the Company defers recognition of the compensation expense for the executives' contributions to the Section 409A plans until payout.

Accounting for Stock Awards:    We record compensation expense for performance RSUs and stock options on a straight-line basis over the service period of up to three years, based upon the fair value of the award on the grant date, and adjusted for anticipated payout percentages related to the achievement of performance targets in accordance with the Financial Accounting Standards Board's accounting standard for stock compensation.

Deductible Compensation:    The Committee considers the potential impact of Section 162(m) of the Code on compensation decisions. Section 162(m) disallows a tax deduction by the Company for compensation exceeding $1 million in any taxable year for each of the CEO and the other three highest compensated senior executive officers, excluding the CFO. Performance-based compensation is excluded from the $1 million limitation for plans that are approved by the stockholders of the Company and that meet certain other technical requirements; contributions to pre-tax savings plans are also excluded. Our annual bonuses, performance RSUs and stock options are intended to meet the performance-based compensation requirements, while base salary and perquisites do not. Based on these requirements, the Company believes it is entitled to a tax deduction for compensation paid to executive officers during 2011, other than an estimated $700,000 of base salary and perquisites for Messrs. White and Churchill. Because of ambiguities and uncertainties as to the application and interpretation of Section 162(m), we can give no assurance that compensation intended to satisfy the requirements for deductibility does, in fact, do so.

DIRECTV

No Material Inappropriate Risks in Executive and Employee Compensation Programs

We are aware of the focus on the possible relationship between risk and incentive compensation in light of management's responsibility to manage risk. It is not possible to continue to increase the revenues of the Company and enhance long-term stockholder value without assuming some reasonable level of risk. We can identify, manage and monitor the risks, but not eliminate them. For more information about the role of our Board in risk management oversight, please see page 13.

Understanding and managing risk extends to our executive and employee compensation programs, which include base salaries, variable pay consisting of annual performance-based bonuses and long-term incentives, as well as employee benefits such as savings, retirement and medical plans, and perquisites such as the complimentary DIRECTV programming that we provide our employees.

We have evaluated our compensation programs and believe that our compensation programs do not encourage excessive risk taking. We base this opinion, in part, on a number of key points.

•
Independent Review  In 2011, the Consultant reviewed our incentive programs and found no program features that might encourage management to incur significant risk to the Company. The Compensation Committee reviewed the Consultant's report and concurred with that conclusion.
•
Continual Monitoring  A significant portion of employee and executive compensation is variable and performance based. Our independent Compensation Committee designs, administers or provides oversight to these programs and reviews performance forecasts during the year and performance results at the end of the year. An independent compensation Consultant advises the Committee. Different Company departments monitor the performance results during the year, including Finance, Accounting, Legal and Human Resources.
•
Overlapping Performance Periods and Alignment with Long Term Growth  We operate concurrent annual and three-year performance programs to balance the risk of short-term focus over longer-term results. The specific performance targets are aligned with the annual and longer-term business plans that we present to the Board each year. For middle and senior management, a significant portion of the variable compensation is based on measuring Company performance over multiple years before determining the payouts to encourage and reward sustained performance improvements.
•
Checks and Balances  Our incentive program designs include features that provide checks on excessive payouts, such as maximum performance and payout caps; that require threshold performance levels to earn the minimum incentive payment; and that provide the Company with the ability to recover incentive payments when financial or operating results are restated. The Compensation Committee may, in its sole discretion, reduce, but not increase, the payouts for each variable pay program for the NEOs in order to incorporate performance results other than those directly measured by the variable pay program.
•
Delayed Payouts After Termination of Employment  Executives and managers whose employment terminates due to disability, retirement or involuntary termination without cause may retain eligibility for a portion of bonuses and RSUs, however the scheduled payment date generally remains at the end of the full performance period and is not accelerated. Further, these performance awards generally continue to be subject to adjustment for Company performance until the end of the

Executive Compensation: No Inappropriate Risks

performance period; in some cases, this may be up to two years following termination of employment. Executives and managers who resign or are terminated by us for cause generally forfeit all bonuses and RSUs.
•
Significant Stock Ownership Among Our Executives  To align our top executives' compensation and personal net worth with stockholder interests in increasing the value of the Company, a significant portion of the variable compensation is paid in shares of stock and we require the executive to own a significant amount of Company stock until the executive retires or resigns. We do not permit our executives to hedge the economic risk of owning our stock.

DIRECTV

2011 Summary Compensation Table and Related Tables

The 2011 Summary Compensation Table shows the compensation paid or accrued by the Company for the NEOs. Please note the discussion and interpretation of Mr. White's multi-year stock grant in the section titled "Stock Awards and Option Awards" on page 73.

2011 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Stock Awards ($) (d)	Option Awards ($) (e)	Non-Equity Incentive Plan Compensation ($) (f)	Change in Pension Value and Non-qualified Deferred Compensation Plan Earnings ($) (g)	All Other Compensation ($) (h)	Total ($) (i)
Michael White	2011	1,517,769	0	0	3,900,000	201,320	317,989	5,937,078
Chairman,	2010	1,448,077	14,690,396	12,497,196	4,000,000	0	296,949	32,932,618
President and Chief Executive Officer
Patrick Doyle	2011	800,020	1,557,201	0	749,000	860,193	81,677	4,048,091
Executive Vice	2010	792,332	1,279,883	0	775,000	515,875	84,269	3,447,359
President and Chief Financial Officer	2009	669,076	849,200	0	675,000	326,512	96,711	2,616,499
Bruce Churchill	2011	1,332,500	1,929,243	0	2,308,000	186,510	150,941	5,907,194
Executive Vice	2010	1,327,500	1,848,346	0	2,270,000	184,146	168,023	5,798,015
President and President DIRECTV Latin America and New Enterprises	2009	1,227,965	1,273,800	0	2,100,000	129,914	187,381	4,919,060
Larry Hunter	2011	1,025,024	1,865,442	0	1,170,000	1,594,889	116,077	5,771,432
Executive Vice	2010	1,021,176	1,804,611	0	1,230,000	1,453,863	116,347	5,625,997
President and General Counsel	2009	891,071	1,220,725	0	2,700,000	1,072,808	186,006	6,070,610
Michael Palkovic	2011	873,774	1,674,126	0	735,000	685,927	81,950	4,050,777
Executive Vice	2010	843,054	1,419,594	0	810,000	391,866	87,195	3,551,709
President, Operations	2009	818,553	1,167,650	0	725,000	384,680	87,658	3,183,541

Officers

Mr. White is the Chief Executive Officer, Mr. Doyle is the Chief Financial Officer and Messrs. Churchill, Hunter, and Palkovic are the other NEOs. Mr. White is also a director and Chairman of the Company, but earns no additional compensation in that capacity. Matching contributions in Mr. White's name under the Company's charitable contribution program (discussed on page 25) are reported in column (h). All Other Compensation, which is discussed on page 74.

Salary

The amounts shown in column (c) include amounts that the executive may have contributed to the 401(k) Savings Plan, the Restoration Savings Plan and the Executive Savings Plan. The base salary amounts differ slightly from the amounts shown in Supplementary Chart 17 on page 64 due to the payroll periods at the beginning and end of each year that bridge the calendar years.

Executive Compensation: 2011 Summary Compensation Table

Stock Awards and Option Awards

The amounts shown in columns (d) and (e) represent the grant date fair value of stock-based incentive compensation grants.

•
Mr. White's 2010 RSU and stock option grants were in the form of a single "up front" multi-year incentive grant, valued at approximately $9.1 million per year during the three-year term of his employment agreement. No additional stock-based grants are anticipated for Mr. White in 2011 and 2012 and none were granted in 2011. The 2010 values shown in the Table for Mr. White are best interpreted on an annualized basis rather than a one-time aggregate value in order to permit fair comparison to the value of the stock grants made annually to the other NEOs.
•
The 2011 RSUs for the other NEOs were granted on February 10, 2011 and are valued in column (d) at the $43.58 per share closing price of the Common Stock on that date.

For a discussion of the assumptions made in the valuation of the amounts shown in columns (d) and (e), refer to Note 16: Share-Based Payment of the Notes to the Consolidated Financial Statements of Form 10-K for the fiscal year ended December 31, 2011 (the 2011 10-K). For additional information about these awards, see the 2011 Grants of Plan-Based Awards Table and related discussion beginning on page 76.

The maximum amounts of the target stock awards granted in 2011 as shown in column (d), valued at the grant date price per share and assuming (i) achievement of the maximum 150% of the three-year performance goals ending December 31, 2013, and (ii) no increase in stock price, are: Mr. Doyle, $2,335.801; Mr. Churchill, $2,893.865; Mr. Hunter, $2,798.163; and Mr. Palkovic, $2,511.189.

Non-Equity Incentive Compensation

The amounts shown in column (f) represent performance-based bonuses earned under the Bonus Plan for performance during 2011, but actually paid in 2012, and include amounts that the executive may have contributed to the 401(k) Savings Plan, the Restoration Savings Plan and the Executive Savings Plan.

Change in Pension Value and Non-qualified Deferred Compensation Plan Earnings

The amounts shown in column (g) are the change in value of each executive's accumulated pension benefit as of December 31, 2011 compared to December 31, 2010. Mr. White commenced pension plan participation in 2011 and had no pension benefits accrued or earned in 2010. Refer to Note 13: Pension and Other Postretirement Benefit Plans of the Notes to the Consolidated Financial Statements of our 2011 10-K for a discussion of the assumptions made in the valuation of the amounts shown. For additional information about the pension plan, see "Understanding the 2011 Pension Benefits Table" on page 83.

The amounts in column (g) do not include any earnings in non-qualified deferred compensation plans because none of the earnings in those plans exceed market rates. For additional information about the non-qualified deferred compensation plans and the earnings for those plans, see "Understanding the 2011 Non-Qualified Deferred Compensation Table" on page 86.

All Other Compensation

The Company provides health and welfare benefit plans to its employees and executive officers that are comparable to benefits provided by other major companies, including medical, dental and vision care; life insurance and dependent life insurance; accidental death and dismemberment insurance; short-term and long-term disability insurance; and paid time-off for vacations, illness, holidays and other personal needs. Because these health and welfare benefit programs generally are provided to all other employees, the value of these programs is excluded from this column.

Supplementary Chart 18 provides details on the amounts disclosed in column (h).

DIRECTV

Supplementary Chart 18—All Other Compensation

Name (a)	Perquisites and Other Personal Benefits ($) (b)	Registrant Contributions to Defined Contribution Plans ($) (c)	Other ($) (d)	Total ($) (e)
Michael White	72,354	216,167	29,468	317,989
Patrick Doyle	2,932	74,276	4,469	81,677
Bruce Churchill	2,932	143,820	4,189	150,941
Larry Hunter	2,932	109,424	3,721	116,077
Michael Palkovic	2,932	75,266	3,752	81,950

Perquisites and Other Personal Benefits

The Company does not provide executive medical, car allowances, financial planning or tax gross ups or reimbursements. For the following few perquisites that we do provide, the Company follows IRS guidelines to report the value as income to the executive and withhold the appropriate taxes from the executive's pay. We do not provide gross-up payments for the executive's taxes due.

The amounts in column (b) of Supplementary Chart 18 include the personal use of Company aircraft, Company contributions to the Executive Long-Term Disability Plan and Company-paid premiums for personal liability insurance. Tickets to sporting and other entertainment events are sometimes provided, without charge, to certain employees, including the NEOs, to attend these events for business purposes. Tickets are made available to employees, including the NEOs, for personal use only if the tickets are not otherwise needed for business use. The Company does not incur incremental costs with respect to personal use of these tickets because the tickets were purchased by the Company for business purposes.

The Company owns a plane that is available to NEOs for business travel. When not needed for business travel, the plane is available for personal use on a limited basis and only as approved by the CEO. The Board encourages the CEO to use the Company plane even for personal travel to ensure his personal safety and maximize his availability for Company business. For Mr. White, the amount shown includes $69,422 for personal use of the Company plane. This is the incremental cost to the Company including the average cost of fuel, in-flight catering, landing, hangar and parking fees, other variable fees and crew travel expenses. Because the Company uses the plane primarily for business travel, we do not include ownership costs or aircraft maintenance expenses that do not change based on usage.

We provide long-term disability insurance equal to 60% of base salary and personal liability insurance with a coverage limit of $10 million, both at no cost to a limited number of executives, including all of the NEOs.

Executive officers may also receive post-employment benefits, which are discussed in "Potential Payments upon Termination or Change in Control" beginning on page 89.

Registrant Contributions to Defined Contribution Plans

The amounts shown in column (c) of Supplementary Chart 18 include Company matching contributions to three savings plans, the 401(k) Savings Plan, the Restoration Savings Plan and the Executive Savings Plan. In 2011, the matching contributions to the

Executive Compensation: 2011 Summary Compensation Table

401(k) Savings Plan were: $6,001 for Mr. White; $6,654 for Mr. Doyle; $6,517 for Mr. Churchill; $6,700 for Mr. Hunter; and $5,513 for Mr. Palkovic. In 2011, the Company matching contributions to the Restoration Savings Plan were: $[x] for Mr. White; $[x] for Mr. Doyle; $[x] for Mr. Churchill; $[x] for Mr. Hunter; and $[x] for Mr. Palkovic. In 2011, the matching contributions to the Executive Savings Plan were: for Mr. White, none; $22,470 for Mr. Doyle; for Mr. Churchill, none; $35,100 for Mr. Hunter; and $22,050 for Mr. Palkovic.

Other

The amounts shown in column (d) of Supplementary Chart 18 include the value of complimentary DIRECTV programming and Company matching amounts made for Mr. White's charitable contributions.

•
Complimentary Programming  We provide all full-time employees with complimentary

DIRECTV programming (including home installation) at the Premier level, plus local channels and a variety of premium programming packages. The NEOs also receive a DIRECTV HD DVR, and all other channels (including all subscription channels and HD).
•
Matching Charitable Contributions  All employees, executives and members of the Board of Directors are eligible to participate in our Charitable Gift Matching Program, which is discussed further in "Payments and Promises of Payments Pursuant to Director Legacy Programs and Similar Charitable Award Programs" on page 25. As a director, matching contributions of $25,000 for Mr. White are disclosed in the 2011 Summary Compensation Table in column (h), All Other Compensation, and again in Supplementary Chart 18 in column (d), Other.

DIRECTV

2011 Grants of Plan-Based Awards

The 2011 Grants Of Plan-Based Awards Table and the discussion following the table describe awards made under the Bonus Plan for 2011 and the award of RSUs under the 2010 Stock Plan.

2011 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#) (i)
									Exercise or Base Price of Option Awards ($/SH) (j)	Grant Date Fair Value of Stock and Option Awards ($) (k)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)
Michael White	2/10/11	0	3,042,000	7,605,000
Patrick Doyle	2/10/11	0	640,000	1,280,000
Bruce Churchill	2/10/11	0	1,666,000	3,332,000
Larry Hunter	2/10/11	0	1,025,000	2,050,000
Michael Palkovic	2/10/11	0	700,000	1,400,000
Michael White	N/A				N/A	N/A	N/A	0	N/A	N/A
Patrick Doyle	2/10/11				0	35,732	53,598	0	N/A	1,557,201
Bruce Churchill	2/10/11				0	44,269	66,404	0	N/A	1,929,243
Larry Hunter	2/10/11				0	42,805	64,208	0	N/A	1,865,442
Michael Palkovic	2/10/11				0	38,415	57,623	0	N/A	1,674,126

One-Year Performance Period (2011): Estimated Future Payouts Under Non-Equity Incentive Plan Awards

The amounts shown in columns (c), (d) and (e) show the range of potential 2011 annual bonus amounts. We use the annual bonuses to focus the NEOs on financial and operating results over the course of the year. Elected officers are the only participants in this plan. The target value of an executive's bonus (assuming achievement of 100% of the performance goals) is based on the percentage of base salary in each executive's employment agreement or set by the Committee. The Committee sets the maximum bonus amount that may be earned by each elected officer at the beginning of the performance period. The maximum 2011 Bonus Plan fund was $7.6 million for the CEO, and two times the target bonus for each of the other NEOs. Achieving target level performance provides a target level bonus. Performance that is below target reduces the bonus. Performance above target increases the bonus up to the maximum. The 2011 performance measure and the maximum funding formulas are discussed beginning on page 55. The Committee may reduce, but not increase, a bonus earned at the end of the performance period based on its evaluation of Company and individual performance. The amounts actually earned and paid to the NEOs for 2011 are shown in the 2011 Summary Compensation Table in column (f) on page 72.

Three-year Performance Period (2011-2013): Estimated Future Payouts Under Equity Incentive Plan Awards

The amounts shown in columns (f), (g) and (h) represent the number of performance-based RSUs granted in 2011. The RSUs promote the long-term growth of the Company and increasing stockholder value. Because Mr. White's 2010 RSU and stock option grants were considered multi-year grants, no grant

Executive Compensation: 2011 Grants of Plan Based Awards

was made in 2011 and no additional stock grants are anticipated for him in 2012.

The target value of an RSU grant is based on the percentage of base salary in each executive's employment agreement or is set by the Committee. The target value is converted to RSUs based on the estimated value of the stock preceding the grant date. When RSUs are granted, the Committee also sets the maximum number of RSUs that may be earned by each elected officer at the end of the three-year performance period. The maximum number of shares that may be earned in the 2011-2013 RSU Plan is 150% of the target number of shares.

The three-year performance period is January 1, 2011 to December 31, 2013. Elected officers are the only participants in this plan, while other executives and senior management participate in a similar, but separate, plan with the same performance measures. The 2011-2013 RSUs were granted with dividend equivalents, which would provide additional value if the Company pays dividends during the three-year performance period. The dividend equivalents would be paid or cancelled in the same manner and at the same time as the underlying RSUs are paid or cancelled at the end of the three-year performance period. The dividend equivalents would be payable as cash, but we reserve the right to convert the payment to shares. The Committee grants long-term stock-based incentives to executives annually, typically during the first quarter of the calendar year and at the same time as it sets performance goals for the year. A new three-year performance plan is established and RSUs are granted each year to participants, other than the CEO, resulting in three such plans operating concurrently at any one time after the first two years. At the Committee's discretion, RSU awards may be paid in cash in lieu of stock.

Achieving target level performance provides a target level stock payout. Performance that is below target reduces the payout and performance above target increases the payout up to the maximum. The value of the share payout also depends on the market value of the shares at the end of the three-year performance period. No stock is issued until (i) the performance measurement period is completed, (ii) the Committee determines the actual level of performance, and (iii) the Committee determines the number of RSUs to be converted one-for-one into shares of Common Stock to be issued to each executive. The Committee may reduce, but not increase, the number of shares earned at the end of the performance period based on its evaluation of Company and individual performance. The 2011-2013 RSU performance measures and the performance and payout ranges are discussed beginning on page 56. There were no modifications to any current or previous stock awards made to the NEOs.

Grant Date Fair Value of Stock and Option Awards

The amounts shown in column (k) represent the fair value of the 2011 RSU awards on the grant date, assuming that the target number of shares is earned under the plan. The RSUs in column (g) were granted on February 10, 2011, and are valued in column (k) at the $43.58 per share closing price of the Common Stock on that date. This valuation does not include any potential value for dividend equivalents, because the Company currently does not pay dividends. Similarly, the Summary Compensation Table on page 72 does not include any potential value for dividend equivalents.

DIRECTV

Agreements with Executive Officers

Employment Agreement with Michael White

Mr. White was elected as President and CEO of the Company effective January 1, 2010, and Chairman of the Board on June 17, 2010. The following describes his compensation agreement.

Term    The term of the agreement is initially for three years from January 1, 2010 through December 31, 2012.

Base Salary    Mr. White initially received a base salary of $1,500,000 per year, subject to annual adjustment.

Annual Cash Bonus    Mr. White is eligible to receive an annual performance bonus. The target annual bonus is 200% of his base salary for the applicable year.

Equity Compensation    The agreement provides for a stock grant to Mr. White valued at $25 million consisting of 50% of value in stock options with three-year installment vesting on each of December 31, 2010, 2011 and 2012, and 50% of value in RSUs which vest at the end of the three-year performance period. In accordance with the terms of the agreement, on January 4, 2010 Mr. White was awarded options to purchase 1,011,100 shares of Common Stock with an exercise price of $33.74, the closing price per share of DIRECTV Common Stock on that date. On January 4, 2010, Mr. White was also awarded 435,400 performance-based RSUs that vest on December 31, 2012, subject to the same three-year performance standards set for all other NEOs for the 2010-2012 RSU grants. Vested RSUs, if any, will convert to shares of Common Stock, but will not be distributed until a date following his termination of employment under the terms of his agreement.

Noncompetition and Confidentiality    Mr. White has agreed not to compete with the Company

during the term of his employment and for 24 months thereafter. He has also agreed, during the term of his employment and for two years thereafter, not to induce or solicit any executive, professional or administrative employee of the Company or its affiliates to leave or to induce any key programming or equipment supplier or key distributor, to terminate or materially adversely change its relationship with the Company or its affiliates. Further, Mr. White is required to maintain the confidentiality of certain information of the Company, and not to use such information except for the benefit of the Company.

Other Terms    Other terms and conditions in the Employment Agreement are commensurate with other elected officers at the Company.

Employment Agreements with Other NEOs

We have entered into employment agreements with each of the other NEOs. For Messrs. Doyle, Churchill and Hunter, the prior employment agreements expired on December 31, 2011, and no new employment agreements are expected to be executed. Each executive continued employment on an "at will" basis. The following describes the material terms of the agreements with Messrs. Doyle, Churchill and Hunter, through the expiration of their agreements at the end of 2011, as well as the material terms of the agreement with Mr. Palkovic.

Term    The term of each agreement with Messrs. Doyle, Churchill and Hunter was from July 1, 2009 through December 31, 2011. The term of Mr. Palkovic's agreement is from November 12, 2010 through December 31, 2013.

Base Salary    The 2011 base salaries for the executives are shown in Supplementary Chart 17 on page 64. Base salaries are subject to increase at the discretion of the Company,

Executive Compensation: Agreements with Executive Officers

commensurate with the other senior executives of the Company, with the actual salary increase subject to the Committee's approval.

Annual Cash Bonus    Each of the NEOs is eligible to receive an annual performance bonus, payable in cash. The bonuses earned are based on achievement of performance goals, standards contained in the Bonus Plan, recommendation of the CEO and approval by the Compensation Committee. For the term of each agreement, the target bonus opportunity percentage will not be less than: 80% for Mr. Doyle; 125% for Mr. Churchill; 100% for Mr. Hunter; and 80% for Mr. Palkovic. The 2011 target bonus opportunity as a percentage of each NEO's base salary is shown in Supplementary Chart 17 on page 64.

Restricted Stock Units    The number of RSUs granted to each of the NEOs is determined annually. The RSUs will vest subject to the performance standards established at the time the RSUs are granted. Under the agreements, annual RSU grants are expected to have a grant date fair market value at least equal to a percentage of each executive's base salary. The target equity grant percentage will not be less than: 150% for Mr. Doyle; 130% for Mr. Churchill; 165% for Mr. Hunter; and 180%

for Mr. Palkovic. The 2011 RSU grant for each NEO is shown in Supplementary Chart 17 on page 64 and the 2011 Grants of Plan-Based Awards Table on page 76.

Noncompetition and Confidentiality    Each NEO (other than Mr. White), pursuant to either an employment agreement or the Severance Plan, is subject to terms and conditions by which certain payments would be forfeited if he fails to comply with either of the following during the term of his employment and for 12 months thereafter: (i) requirement not to compete with the Company, or (ii) with restrictions on inducing or soliciting employees of the Company or its affiliates to leave such employment. Further, each NEO is required to maintain the confidentiality of certain information of the Company and not to use such information except for the benefit of the Company.

Termination    The terms and conditions for compensation upon termination of employment are summarized in the section "Potential Payments upon Termination or Change in Control" beginning on page 89. Messrs. Doyle, Churchill and Hunter participate in the executive severance program that is discussed on page 92.

DIRECTV

2011 Outstanding Equity Awards at Fiscal Year-End

This table and the discussion following provide information on all equity awards granted to the NEOs that were outstanding as of the end of 2011.

2011 Outstanding Equity Awards at Fiscal Year-End

		Option Awards						Stock Awards
Name (a)	Grant Date (b)	Number of securities underlying unexercised Options (#) Exercisable (c)	Number of securities underlying unexercised Options (#) Unexercisable (d)		Option Exercise Price ($) (e)	Option Expiration Date (f)	Option Value at Year-End ($) (g)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#) (h)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Unit or Other Rights that Have Not Vested ($) (i)
Michael White	1/4/10	674,066	337,034	(1)	33.74	1/4/20	9,120,122	544,250	(2)	23,272,130
	2/10/11	0	0		N/A	N/A	0	0		0

Totals		674,066	337,034				9.120,122	544,250		23,272,130
Patrick Doyle	2/10/10							51,725	(2)	2,211,761
	2/10/11							35,732	(3)	1,527,900

Totals								87,457		3,739,661
Bruce Churchill	2/10/10							74,698	(2)	3,194,086
	2/10/11							44,269	(3)	1,892,942

Totals								118,967		5,087,028
Larry Hunter	2/10/10							72,931	(2)	3,118,530
	2/10/11							42,805	(3)	1,830,342

Totals								115,736		4,948,872
Michael Palkovic	2/10/10							57,371	(2)	2,453,184
	2/10/11							38,415	(3)	1,642,625

Totals								95,786		4,095,809

(1)
The unvested stock options vest on December 31, 2012.
(2)
For performance-based RSUs granted in 2010 with a performance period of January 1, 2010 to December 31, 2012 (which is also the vesting date), the number of shares is shown at the maximum payout level because the current cumulative performance is between target and maximum performance levels. At target performance levels, the number of shares would be: 435,400 for Mr. White; 41,380 for Mr. Doyle; 59,759 for Mr. Churchill; 58,345 for Mr. Hunter; and 45,897 for Mr. Palkovic.
(3)
For performance-based RSUs granted in 2011 with a performance period of January 1, 2011 to December 31, 2013 (which is also the vesting date), the number of shares is shown at the target payout level because the current cumulative performance is between threshold and target performance levels.

Executive Compensation: Outstanding Equity Awards

Columns (c), (d), (e), (f) and (g) show information for stock options that remain exercisable. Other than Mr. White, no NEO had stock options outstanding as of December 31, 2011.

Column (h) shows outstanding RSU grants whose three-year performance periods are still in progress and not yet ended.

The values of the stock options are shown in column (g) and the values of the unvested RSUs are shown in column (i) based on the $42.76 per share closing stock price on December 31, 2011. The actual value of each stock option and RSU grant varies with the stock price and, for RSUs, also with the Company's performance against the targets.

The information in columns (g) and (i) of this table is related to the information in the 2011 Summary Compensation Table, columns (e) and (d) respectively, on page 72. All outstanding awards at year-end are shown in columns (g) and (i) of this table at the market closing price of $42.76 per share on December 31, 2011 and, for RSUs, adjusted for cumulative actual performance. The Stock Awards and Option Awards values shown in the 2011 Summary Compensation Table, columns (d) and (e) respectively, on page 72, represent the February 10, 2011 grant date values for equity awards granted in 2011 and, for RSUs, assuming 100% performance.

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2011 Option Exercises and Stock Vested

This table and the notes following provide additional information regarding the compensation realized by the executives in 2011 due to the exercise of stock options and the acquisition of shares upon the distribution of RSUs.

2011 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name of Executive Officer (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Michael White	0	0	0	0
Patrick Doyle	0	0	46,800	2,105,064
Bruce Churchill	0	0	70,200	3,157,596
Larry Hunter	0	0	67,275	3,026,030
Michael Palkovic	0	0	64,350	2,894,463

Vested stock awards in column (d) are from the 2009-2011 RSU grants and are valued in column (e) at the $44.98 per share closing market price on February 17, 2012 when the shares to be distributed were determined. Mr. White did not receive a 2009-2011 RSU grant because his employment began in January 2010.

Executive Compensation: Pension Plans

Understanding the 2011 Pension Benefits Table

We provide an employee pension program with total pension values allocated between two components, the Pension Plan and the Restoration Pension Plan. The Restoration Pension Plan is a benefit restoration plan, designed to replace pension benefits that would otherwise be limited by IRS regulations for the Pension Plan. Eligibility and benefit formulas in both the Pension and Restoration Plans are the same for employees and executives. All employees whose compensation or pension benefit exceeds legislated pay limits on the Pension Plan automatically participate in the Restoration Pension Plan. In the pension benefit formulas, the maximum benefit amount permitted by applicable law and regulations is paid from the Pension Plan and the balance is paid from the Restoration Pension Plan.

The pension plans provide compensation based on an employee's length of service and pay. Pension benefits are determined, in part, using the employee's actual age and years of benefit service. Age and length of service for the NEOs are calculated on the same basis as for other employees. In the Restoration Pension Plan, as a practice, the Company does not provide additional years of age or benefit service and no NEO has been credited with additional years of age or benefit service.

Benefit Formulas

There are three benefit formulas provided by the Pension Plan and the Restoration Pension Plan. Eligibility for a specific formula depends on the employee's date of hire. Each formula's benefits vest after three years of service. The three benefit formulas are:

(i)
a Contributory Benefit that was available to employees hired prior to August 2, 1990, who elected to participate, contribute and remain in this benefit (no NEO is eligible for this Contributory Benefit)
(ii)
a Non-Contributory Benefit for employees hired on or after August 2, 1990, but before December 1, 2001, and
(iii)
a Retirement Growth Benefit, also called a cash balance benefit, which was established December 1, 2001 for employees hired after November 30, 2001.

Employees who were participants in the Non-Contributory Benefit as of December 1, 2001, will receive the better of that benefit or the Retirement Growth Benefit.

The Contributory Benefit formula is not discussed further because no NEO is eligible for that benefit.

The Non-Contributory Benefit is a final average pay benefit using the highest five out of the last 10 years of pensionable compensation. The Company calculates benefits as a percentage of final average monthly pay for up to 35 years of service (and a lesser percentage after 35 years of service) minus an offset for Social Security. The resulting amount is a monthly life annuity payable at Social Security Normal Retirement Age (SSNRA), which is 65, 66 or 67 depending on the year of birth. For early retirement within three years before the employee's SSNRA, this benefit is not reduced as long as the employee has at least ten years of continuous service on or prior to separation from service. Otherwise, the benefit is reduced. The Company uses actuarial conversion factors to determine the benefit under different payment options (see "Forms of Benefit Payments" below).

The Retirement Growth Benefit provides an account-balance benefit based on (a) a percentage of pensionable compensation and (b) interest. The percentage of pensionable compensation increases by years of vesting service up to the maximum 4% per year in the employee's sixth year of service. However, for employees hired before December 1, 2006, the

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percentage is 4% per year. The formula provides an amount payable as a lump sum. The Company uses actuarial conversion factors to determine the benefit under different payment options.

Participation of the NEOs

Messrs. Doyle, Hunter and Palkovic participate in the Non-Contributory Benefit, and will receive the better of the benefit under the Non-Contributory Benefit or the Retirement Growth Benefit. Messrs. White and Churchill participate only in the Retirement Growth Benefit.

Retirement Age

The plans assume that an employee's retirement age is the earliest of (i) the normal retirement age defined in the plan, (ii) age 65, or (iii) the earliest age when an employee has earned an unreduced retirement benefit. Participants under the Non-Contributory Benefit and the Retirement Growth Benefit are eligible to retire early beginning at age 55 after completing one year of service with the Company. The Plans also provide for retirement at earlier age and service levels, but the benefit is reduced. Messrs. White, Doyle and Hunter are currently eligible to retire under both the Pension Plan and the Restoration Pension Plan.

Pensionable Compensation

In the Pension Plan and the Restoration Pension Plan, benefits are determined using base salary and annual bonuses, which means that the value of a pension depends partially on achievement of business goals. Both Plans exclude the value of stock awards and all other long-term incentive awards. There is no double counting of compensation between the two plans.

Forms of Benefit Payments

The forms of benefit payments are similar in both of the plans. Employees may elect a different form and timing of benefit payments from each plan. Participants who terminate or retire may elect to receive benefits as a lump sum, a single life annuity, various joint and survivor annuities, various periods certain and a 10-year period certain and continuous.

The 2011 Pension Benefits Table and the discussion preceding the table provide additional information regarding each NEO's participation in the Company's pension plans and the present value of those benefits as of December 31, 2011. No actuarial pre-retirement decrements are used in these calculations. The benefit values were determined assuming that the NEOs will continue to earn the same amount of salary and bonus compensation as reported in the 2011 Summary Compensation Table on page 72 until retirement. Refer to Note 13: Pension and Other Postretirement Benefit Plans of the Notes to the Consolidated Financial Statements of our 2011 10-K, for a discussion of the assumptions made in the valuation of the amounts shown in column (d).

Executive Compensation: Pension Plans

2011 Pension Benefits

Name (a)	Plan name (b)	Number of years of credited service (#) (c)	Present Value of Accumulated Benefit ($) (d)
Michael White	Pension Plan	2	17,529
	Restoration Pension Plan	2	183,791
Patrick Doyle	Pension Plan	19	503,053
	Restoration Pension Plan	19	2,202,202
Bruce Churchill	Pension Plan	8	97,900
	Restoration Pension Plan	8	868,638
Larry Hunter	Pension Plan	17	674,746
	Restoration Pension Plan	17	5,832,067
Michael Palkovic	Pension Plan	14	348,257
	Restoration Pension Plan	14	2,112,693

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Understanding the 2011 Non-Qualified Deferred Compensation Table

We provide three savings plans for employees and executives: a 401(k) Savings Plan, a Restoration Savings Plan and the Executive Savings Plan. These savings plans are sometimes referred to as "deferred compensation plans" because by contributing a percentage of their compensation to the savings plans, employees defer receipt of that money until the date they withdraw their savings balances. Only the Restoration and Executive Savings plans are included in the following Table.

The 401(k) Savings Plan is a broad-based employee savings plan. Employees may contribute base salary and annual bonuses up to dollar limits established annually by the IRS. We match 100% of employee contributions up to the first 4% of base salary and bonus the employee contributes. The Company matching contributions vest after three years of service. Employees may invest their contributions in a variety of funds, including a Company stock fund. Withdrawals from the 401(k) Savings Plan are permitted by applicable regulations.

The Restoration Savings Plan is designed to replace savings opportunities that are reduced or otherwise limited by IRS rules for the 401(k) Savings Plan. Employee contributions to the Restoration Savings Plan begin after the employee has contributed the maximum possible amount permitted by the Code to the 401(k) Savings Plan. The Restoration Savings Plan has many features that mirror the 401(k) Savings Plan including contribution rates, Company matching contributions and vesting. Employees may invest their contributions into the same funds that are available in the 401(k) Savings Plan. However, no actual monies are invested in these funds to avoid tax consequences that conflict with the pre-tax nature of this Plan, and, thus, these investments are referred to as "notional investments." To the extent that the notional investment gains exceed employee contributions at the date of distribution, the Company pays the increase in value. The Restoration Savings Plan permits distributions following termination of employment as a lump sum and as annual installment payments. Beginning in 2012, we will allow eligible employees to save up to 50% of base salaries and up to 80% of bonuses in the Restoration Savings Plan. We did this to increase their ability to save for retirement and to allow executives covered by the stock ownership guidelines a greater opportunity to invest in the Company stock fund.

The Executive Savings Plan is a pre-tax savings plan. Contributions from base salary and bonuses earn interest at a rate that is fixed annually and approximates 120% of 10-year Treasury Note rates. For 2011, senior executives could elect to contribute up to 20% of their 2011 bonuses (but not base salary), but only if the executive agreed irrevocably to convert the contribution to shares of Company stock to be held until the executive retired or terminated from the Company. We provided a matching amount up to the first 3% contributed by the executive. The matching amount was also irrevocably converted to shares of Company stock and requires two additional years of service to vest. We provided this contribution and matching opportunity as an incentive to acquire and hold additional shares of Company stock. The Plan permits distributions following termination of employment as lump sum or annual installment payments.

The 2011 Non-Qualified Deferred Compensation table and the discussion following provide information regarding each NEO's participation in the non-qualified savings plans. Other than earnings in column (e), all contributions have also been reported in the 2011 Summary Compensation Table on page 72.

Executive Compensation: Non-Qualified Deferred Compensation Plans

2011 Non-Qualified Deferred Compensation

Name (a)	Plan Name (b)	Executive Contributions in Last FY ($) (c)	Registrant Contributions in Last FY ($) (d)	Aggregate Earnings in Last FY ($) (e)	Aggregate Withdrawals/ Distributions ($) (f)	Aggregate Balance at Last FYE ($) (g)
Michael White	Restoration Savings Plan	210,166	210,166	(31,129)	—	806,361
Patrick Doyle	Restoration Savings Plan	135,456	45,152	13,508	—	1,570,583
	Executive Savings Plan	149,800	22,470	—	—	172,270
Bruce Churchill	Restoration Savings Plan	274,606	137,303	(144,606)	—	2,587,895
Larry Hunter	Restoration Savings Plan	202,872	67,624	(184,224)	—	2,948,909
	Executive Savings Plan	234,000	35,100	37,223	—	1,520,610
Michael Palkovic	Restoration Savings Plan	143,110	47,703	44,999	—	1,230,181
	Executive Savings Plan	147,000	22,050	—	—	169,050

Executive Contributions

The amounts shown in column (c) represent compensation that was earned in 2011 and that the NEOs elected to contribute to the Restoration or Executive Savings Plans.

The amounts shown in column (c) that came from 2011 base salary and the 2011 bonus paid in early 2012 are included in the 2011 Summary Compensation Table, columns (c) and (f), respectively, on page 72.

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Company Matching Contributions

The amounts shown in column (d) represent Company-matching contributions to the Restoration or Executive Savings Plans. The amounts shown in column (d) that came from 2011 base salary and the 2011 bonus paid in early 2012 are included in the amounts shown in the 2011 Summary Compensation Table, column (h) on page 72 and the Supplementary Chart 18, column (c) on page 74.

Earnings

The amounts shown in column (e) include gains or losses on notional investments in the Restoration or Executive Savings Plans. The interest and earnings from notional investments in this column are all at market rates and, therefore, are not included in the 2011 Summary Compensation Table, column (g) on page 72.

Withdrawals and Distributions

There were no withdrawals by or distributions to NEOs in 2011.

Year-End Balances

The amounts shown in column (g) represent the closing balance as of December 31, 2011 in each executive's Restoration or Executive Savings Plan account. The balances shown have been adjusted to include the values of savings contributions from the 2011 bonuses paid in early 2012. Except for earnings, the balances include amounts currently or previously reported in the 2011 Summary Compensation Table on page 72.

Executive Compensation: Potential Payments

Potential Payments upon Termination or Change in Control

Employment Agreements with the NEOs

We have employment agreements with Messrs. White and Palkovic that provide for compensation payable upon termination of employment under various circumstances and includes post-employment restrictions on competition and solicitation of employees. For Messrs. Doyle, Churchill and Hunter, the prior employment agreements expired on December 31, 2011, and each executive continued employment on an "at will" basis without an agreement. We implemented an executive severance program at the end of 2011 for Messrs. Doyle, Churchill and Hunter that substantially replaced the post-termination compensation and restrictions that had been previously negotiated in the individual employment agreements.

We intend to comply with Sections 162(m) and 409A of the Code, as each applies to compensation payable upon and following a termination of employment of each of the NEOs.

In discussing these arrangements, the terms "Cause," "Disability" and "Effective Termination," have the following meanings.

•
"Cause" means (i) the executive is convicted of, or pleads guilty or nolo contendere, to a felony; (ii) the executive engages in conduct that constitutes continued willful neglect or willful misconduct in carrying out duties under the agreement, resulting in economic harm to or damage to the reputation of the Company; or (iii) the executive breaches any material affirmative or negative covenant or undertaking in the agreement, which breach is not substantially cured within 15 days (30 days for Mr. White) after written notice. For Mr. White, "Cause" also requires an affirmative vote of 75% of the entire Board.
•
"Disability" means the inability to substantially perform the executive's duties and responsibilities for a period of 120 consecutive days (180 days for Mr. White).
•
"Effective Termination" for Mr. White means (i) a change in the his principal place of employment or (ii) any adverse change in the scope of job responsibilities or reporting relationship, (iii) a reduction in pay, (iv) voluntary resignation within 60 days following the first anniversary of a Transformation Event, as defined in Mr. White's employment agreement and, (v) until one year after a Transformation Event, no violation of (ii) above shall be Effective Termination if it is directly related to the Transformation Event and Mr. White remains the senior-most executive of the Company.
•
"Effective Termination" for Mr. Palkovic means the occurrence without his consent of (i) a change in the executive's principal place of employment or (ii) any adverse change in the scope of job responsibilities or reporting relationship or (iii) a reduction in pay.
•
"Effective Termination" in the executive severance plan for Messrs. Doyle, Churchill and Hunter, includes, (i) a change in the executive's principal place of employment, (ii) any adverse change in the scope of job responsibilities or reporting relationship, (iii) a reduction in pay, (iv) removal from eligibility for the plan, and (v) a reduction in the participants' rights or benefits under the plan.

Change in Control

We have no agreements, arrangements or other programs for the NEOs or other employees in which entering into or completing a change in control of the Company (i) provide additional compensation to be paid, (ii) provide for accelerated vesting or payment of compensation, except for the 2010 Stock Plan approved by stockholders on

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June 3, 2010 and Mr. White's employment agreement, or (iii) provide tax gross-ups.

Mr. White's employment agreement, following a change in control, provides that an involuntary termination without cause (a "double trigger" event), or Effective Termination per his agreement, will accelerate vesting of unvested RSUs and stock options and distribution of the RSUs. If his compensation and benefits would constitute "parachute payments" under Code Section 280G, he would receive either (i) the full amount or (ii) a lesser amount such that no portion is subject to Code Section 280G, whichever provides the higher after-tax amount, including the potential taxes under Code Section 4999. The agreement does not provide for any tax gross-up.

The 2010 Stock Plan was approved by stockholders on June 3, 2010. This plan includes key provisions that provide the Compensation Committee flexibility to assure that employees are fairly treated in a transaction that results in a change of control and that their interests will be addressed by the Compensation Committee.

•
Upon a corporate transaction, including a change in control in which the Company is the surviving company, the 2010 Stock Plan permits the Compensation Committee of the Board to proportionately adjust outstanding stock awards and provide for the assumption, substitution, exchange or other settlement of the awards.
•
In the case of a change in control in which the Company is not the surviving company, and if the acquirer does not agree to assume or replace the outstanding stock awards, the 2010 Stock Plan accelerates vesting and payment of the stock awards, unless the Committee determines otherwise, subject to Code Sections 162(m) and 409A. This feature allows executives and managers to realize the benefits of the stock awards that may have been earned through the completion of the change in control and that would otherwise be terminated by the acquiring company without compensation.

However, if the acquirer were to agree to assume or replace the outstanding stock awards, then the outstanding stock awards would continue and would not be payable until the end of the applicable performance period or stock option term, or would be payable following a "double trigger" event (for example, an involuntary termination of employment without cause by the acquiring company or an Effective Termination).

The terms and conditions of the RSUs for the NEOs provide that, in the two years following a change in control, "double trigger" events such as an involuntary termination without cause, or termination of employment for retirement, death, disability or Effective Termination, will accelerate vesting and distribution of unvested RSUs, subject to adjustment for Company performance.

Values of Potential Payments upon Termination of Employment as of December 31, 2011

Calculation Assumptions    All calculations assume termination of employment on December 31, 2011. Potential payments upon termination of employment in the following discussion were calculated under the terms and conditions of each executive's employment agreement or, for Messrs. Doyle, Churchill and Hunter, under the executive severance program effective after their agreements expired December 31, 2011. If not specifically addressed in the employment agreement or severance program, then payments were determined under the terms and conditions of each of the separate compensation and benefit plan documents. All payments are subject to Sections 162(m) and 409A of the Code, as each applies to compensation payable upon and following a termination of employment of each of the NEOs.

Bonuses earned for the performance period ending December 31, 2011, are shown in the 2011 Summary Compensation Table on

Executive Compensation: Potential Payments

page 72. Stock option and RSU values are shown in the 2011 Outstanding Equity Awards at Fiscal Year-End Table on page 80. RSUs earned for the performance period ending December 31, 2011, are shown in the 2011 Option Exercises and Stock Vested Table on page 82. Benefit amounts payable from the 401(k) Savings Plan and health and welfare plans generally available to all employees have been excluded from the following discussion. Savings account balances other than the 401(k) Savings Plan are shown in the 2011 Non-Qualified Deferred Compensation Table on page 86. Benefits payable from the pension plans are shown on the 2011 Pension Benefits Table on page 83. All amounts in the Restoration Plans would be payable in a lump sum, unless elected otherwise. Mr. White has made an election to convert the Restoration Pension Plan value to 120 monthly payments. Mr. Doyle has made an election to convert the Restoration Pension Plan value to 60 monthly payments. Messrs. Hunter and Doyle have each made an election to convert the Restoration Savings Plan value to five annual payments.

Termination for Cause    For termination for cause, the target bonus, stock awards and unexercised stock options, if any, are cancelled immediately following the date of termination of employment. Restoration and Executive Savings Plan values are assumed to be derived from the executive's own savings contributions and would likely remain payable, while Restoration Pension Plan values are assumed to be entirely derived from Company contributions and would likely be forfeited.

Voluntary Resignation    For voluntary resignation, the target bonus, stock awards and unexercised stock options, if any, are cancelled immediately following the date of voluntary termination of employment. For retirement under the terms of the Company's Pension Plan or other incentive plans, the bonus and unvested stock awards are vested pro rata according to the terms of the grants. We assumed that if vested stock options held by Mr. White are "in the money," that is, the market price of the stock was greater than the exercise price, then he would exercise the vested stock options on the last day of employment.

Involuntary Termination Following a Change in Control    For involuntary termination following a change in control, we assumed that the Company does not survive and that the acquiring company terminates the NEOs' employment without cause (a "double-trigger" event), that the stock awards are not continued by the acquirer, and according to the terms of the stockholder-approved 2010 Stock Plan, all unvested stock awards are immediately vested and payable in a lump sum. Because the terms and conditions of the stock awards may already provide for payment upon an involuntary termination without cause, even without a change in control, we report only the incremental portion of the stock award payable under these assumptions. In the following calculations, we did not estimate the effect of the Golden Parachute Limitation in the 2010 Stock Plan that could otherwise reduce the value of the compensation amount shown in order to preserve the Company's deduction of the compensation expense and to avoid potential excise taxes on the NEO's compensation under Sections 280G and 4999 of the Code.

CEO

Termination for Cause / Resignation Without Effective Termination    If Mr. White's employment is terminated for cause or resigns without Effective Termination, including a resignation that may be deemed a retirement under the Pension Plan, he is only entitled to base salary through the date of termination and his accrued and vested Savings and Pension Plan benefits. The bonus and all outstanding stock-based awards are forfeited. For resignation without Effective Termination, his vested stock options would be exercisable until his date of termination.

Termination Due to Death or Disability    If Mr. White's employment terminates due to his death or disability, in addition to the accrued

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and vested Savings and Pension Plan benefits, his estate or beneficiary is entitled to a pro-rated annual cash bonus for the current year, valued at $3,042,000. Unvested RSUs vest as if 100% of the performance goals had been met and are immediately payable, valued at $9,120,122. Stock options vest and continue to be exercisable until their expiration date, valued at $18,617,704. For disability, his medical and LTD benefits would continue until the end of the term of his agreement and are valued at $12,086 and $3,050, respectively.

Termination for Any Other Reason    If Mr. White is terminated for any other reason, in addition to the accrued and vested Savings and Pension Plan benefits, he is entitled to (i) payment of an amount equivalent to 1.5 times the sum of his base salary and target bonus payable in substantially equal amounts over 18 months, valued at $6,844,500, (ii) RSU vesting as if 100% of the performance goals have been met, valued at $18,617,704, (iii) stock options that vest pro rata (the sum of actual service plus 18 months is divided by 36 months to calculate the percentage vesting up to 100%) and continue to be exercisable until their expiration date, valued at $9,120,122, and (iv) for 18 months, he will continue to participate in medical and welfare benefit plans, valued at $22,705.

Termination Following a Change in Control    Following a change in control, for involuntary termination without cause or Effective Termination, he would receive the same compensation and benefits as an involuntary termination without cause. Mr. White's agreement does not provide for any tax gross-up.

Termination Following Completion of Term of Employment    If Mr. White continues employment following the end of the term of his agreement and is subsequently terminated, compensation and benefits for death, disability, termination for cause and resignation without Effective Termination will be as stated above. If he resigns without Effective Termination, vested stock options will continue to be exercisable until the earlier of three years or the end of the option term. If his employment is terminated without cause or he resigns due to Effective Termination, he is entitled to receive severance in accordance with the senior executive severance policy then in effect and his stock options will continue to be exercisable for the remainder of the option term.

Messrs. Doyle, Churchill and Hunter

These NEOs participate in the executive severance program, which provides post-termination compensation and restrictions, in addition to the accrued and vested Savings and Pension benefits. The following description of the Executive Severance Plan is qualified in its entirety by reference to the full plan. For additional information about the plan, see the Executive Severance Plan filed as Exhibit 10.1 to the Form 8-K filed by DIRECTV with the SEC on January 27, 2012.

Termination for Cause / Voluntary Resignation    If employment is terminated for cause or the executive voluntarily resigns, the bonus and all outstanding stock-based awards are forfeited. For a voluntary resignation deemed a retirement under the Company's Pension Plan or any other plan, program or arrangement, the employee benefits, bonuses and RSUs will be paid under the terms of those plans.

Termination Due to Death or Disability    If employment terminates due to death or disability, the executive's estate or beneficiary is entitled to a pro-rated target bonus for that year, and, for disability, the executive and eligible dependents will be reimbursed for COBRA premiums for the medical plan (but not dental or vision) until the earlier of the 12 months or the end of COBRA eligibility. Unvested RSUs would vest pro rata according to the terms of the grants, subject to adjustment for Company performance, and would be payable as each RSU performance period ends, except for death, when payment would be made as soon as practicable.

Involuntary Termination Without Cause / Effective Termination    If employment is

Executive Compensation: Potential Payments

involuntarily terminated without cause or for Effective Termination, the executive is entitled to (i) a pro-rated annual bonus for the calendar year in which employment is terminated, following the Compensation Committee's evaluation of Company and individual performance and determination of the bonus amount at the end of the performance period, (ii) payment of an amount equal to the sum of current base salary and target bonus as severance, (iii) vesting of equity awards as if the executive had remained employed through the end of the year and, if employment is terminated in December, for one additional year, subject to determination of Company performance and the terms and conditions of the equity awards, and (iv) the executive and eligible dependents will be reimbursed for COBRA premiums for the medical plan (but not dental or vision) until the earlier of the 12 months, the end of COBRA eligibility or coverage by another employer.

Post-Employment Restrictions    For compliance with the restrictions that the executive (i) does not compete with the Company and (ii) does not solicit employees to leave the Company during the year after termination of employment, the executive would be paid the sum of one year's base salary and target bonus one year after the termination of employment. This payment applies only if the executive's employment terminates for resignation, including a retirement, for involuntary termination without cause, or for Effective Termination. For resignation or retirement, the CEO (with the Committee's approval for an elected officer) may cancel this benefit within 20 days following an executive's notice of termination.

Termination Following a Change in Control    Following a change in control, for involuntary termination without cause, these NEOs would receive compensation and benefits for an involuntary termination without cause and, under the 2010 Stock Plan and the calculation assumptions noted above, unvested RSUs would accelerate vesting and be distributed in a lump sum. We do not provide for any tax gross-up.

Mr. Doyle

•
For termination for cause or for voluntary resignation, he would receive no compensation beyond his accrued and vested Savings and Pension Plan benefits.
•
For death or disability, in addition to the accrued and vested Savings and Pension Plan benefits, he would receive a bonus of $640,000, vested RSUs valued at $1,689,961 would be payable at the scheduled dates, subject to Company performance, and for Disability, his medical and LTD benefits would continue for one year and are valued at $12,544 and $3,050, respectively.
•
For retirement, in addition to the accrued and vested Savings and Pension Plan benefits and vested stock options, he would receive a bonus of $640,000, and vested RSUs valued at $1,689,961.
•
For involuntary termination without cause, in addition to the accrued and vested Savings and Pension Plan benefits, he would receive a bonus of $640,000, severance valued at $2,880,000 (including the value of complying with his non-compete and non-solicitation restrictions payable after 12 months), vested RSUs valued at $2,790,047 would be payable at the scheduled dates, subject to Company performance, and his medical and LTD benefits would continue for one year and are valued at $12,544 and $3,050, respectively.
•
Following a change in control, for involuntary termination without cause, he would receive compensation and benefits for an involuntary termination without cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $510,341.

Mr. Churchill

•
For termination for cause or for voluntary resignation, he would receive no compensation beyond his accrued and vested Savings and Pension Plan benefits.
•
For death or disability, in addition to the accrued and vested Savings and Pension Plan benefits, he would receive a bonus of $1,666,000, vested RSUs valued at

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$2,335,765 would be payable at the scheduled dates, subject to Company performance, and for Disability, his medical and LTD benefits would continue for one year and are valued at $12,544 and $3,050, respectively.
•
For involuntary termination without cause, in addition to the accrued and vested Savings and Pension Plan benefits, he would receive a bonus of $1,666,000, severance valued at $5,997,000 (including the value of complying with his non-compete and non-solicitation restrictions payable after 12 months), vested RSUs valued at $3,819,794 would be payable at the scheduled dates, subject to Company performance, and his medical and LTD benefits would continue for one year and are valued at $12,544 and $3,050, respectively.
•
Following a change in control, for involuntary termination without cause, he would receive compensation and benefits for an involuntary termination without cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $632,249.

Mr. Hunter

•
For termination for cause, he would receive no compensation beyond his accrued and vested Savings and Pension Plan benefits.
•
For death or disability, in addition to the accrued and vested Savings and Pension Plan benefits, he would receive a bonus of $1,025,000, vested RSUs valued at $2,274,575 would be payable at the scheduled dates, subject to Company performance, and for disability, his medical and LTD benefits would continue for one year and are valued at $9,052 and $3,050, respectively.
•
For retirement, in addition to the accrued and vested Savings and Pension Plan benefits and vested stock options, he would receive a bonus of $1,025,000, and vested RSUs valued at $2,274,575.
•
For involuntary termination without cause, in addition to the accrued and vested Savings and Pension Plan benefits, he would receive a bonus of $1,025,000, severance valued at $4,100,000 (including the value of complying with his non-compete and non-solicitation restrictions payable after 12 months), vested RSUs valued at $3,717,512 would be payable at the scheduled dates, subject to Company performance, and his medical and LTD benefits would continue for one year and are valued at $9,052 and $3,050, respectively.
•
Following a change in control, for involuntary termination without cause, he would receive compensation and benefits for an involuntary termination without cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $611,340.

Mr. Palkovic

The terms and conditions in the employment agreement for compensation upon termination of employment are summarized as follows.

•
If he is terminated for cause or for voluntary resignation, the bonus and all outstanding stock-based awards are forfeited.
•
If he terminates due to his death or disability, in addition to the accrued and vested Savings and Pension Plan benefits, his estate or beneficiary is entitled to a pro-rated target bonus based on the bonus he received for the fiscal year preceding the date of termination, valued at $810,000. Unvested RSUs would vest pro rata according to the terms of the grants, subject to adjustment for Company performance, and would be payable as each RSU performance period ends, valued at $1,857,024. For disability, his medical and LTD benefits would continue for two years, valued at $33,497 and $6,100, respectively.
•
If he is terminated for any other reason, including Effective Termination, in addition to the accrued and vested Savings and Pension Plan benefits, he is entitled to (i) a bonus, valued at $700,000, (ii) severance in an amount equal to the sum of current base salary and target bonus, valued at $3,150,000 (including the value of complying

Executive Compensation: Potential Payments

with his non-compete and non-solicitation restrictions payable after 12 months), (iii) vesting of equity awards as if he had remained employed through the end of the year and, if employment is terminated in December, for one additional year, subject to the terms and conditions of the equity awards, valued at $3,059,820, and (iv) his medical and LTD benefits would continue for two years and are valued at $33,497 and $6,100 respectively, unless he receives earlier coverage from another employer.
•
Following a change in control, for involuntary termination without cause, he would receive compensation and benefits for an involuntary termination without cause and unvested RSUs would accelerate vesting and be distributed in a lump sum valued at $548,654.

In the event that the Company adopts a severance plan applicable to comparable executives that provides for payments or benefits that are more favorable to executives than the provisions of the employment agreements, Mr. Palkovic will be entitled to the more favorable payments or benefits subject to the terms and conditions of such plan.

Qualifications

The descriptions of each executive's employment agreement are qualified in their entirety by reference to the full agreement.

For additional information about Mr. White's agreement, see the Employment Agreement between Michael White and DIRECTV filed as Exhibit 10.1 to the Form 8-K filed by DIRECTV with the SEC on January 7, 2010, the Non-Qualified Stock Option Agreement filed as Exhibit 10.2 and the Performance Stock Unit Award Agreement filed as Exhibit 10.3; the employment agreement for Mr. Hunter, is attached as Exhibit 10.6 to the Quarterly Report on Form 10-Q filed by the DIRECTV Group with the SEC on August 7, 2009, or the August 2009 10-Q; for Mr. Doyle, is attached as Exhibit 10.5 to the August 2009 10-Q; for Mr. Churchill, is attached as Exhibit 10.4 to the August 2009 10-Q; and for Mr. Palkovic, is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by the Company with the SEC on November 22, 2010. These documents may be accessed through the Company's website at www.directv.com/investor or through the SEC's website at www.sec.gov.

DIRECTV

Compensation Committee Report

The Compensation Committee of the Company has reviewed and discussed with management the Compensation Discussion and Analysis required by 17 CFR §229.402(b). Based on that review and discussion, the Compensation Committee has recommended to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company's Proxy Statement on

Schedule 14A for the Annual Meeting of Stockholders to be held May 3, 2012.

                CHARLES LEE, CHAIR
                NEIL AUSTRIAN
                DIXON DOLL
                PETER LUND
                LORRIE NORRINGTON

Equity Compensation Plan Information

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1) (a)	Weighted average exercise price of outstanding options, warrants and rights(2) (b)	Number of securities remaining available for future issuance (c)
Equity compensation plans approved by security holders(3)	10,960,402	$23.21	74,008,842
Equity compensation plans not approved by security holders	0	0	0
Total	10,960,402	$23.21	74,008,842

(1)
More detailed information regarding outstanding option grants and RSU awards is provided in Note 16: Share-Based Payments of the Notes to the Consolidated Financial Statements in the 2011 Form 10-K which is included in the Annual Report that is being provided to stockholders with this Proxy Statement.
(2)
The number of securities to be issued upon exercise of outstanding options, warrants and rights and weighted-average exercise price of awards issued under plans approved by stockholders includes 7,595,892 RSUs that had not vested as of year-end but the weighted-average exercise price in Column (b) is for options only. RSUs are time-based and Company performance-based awards and do not require any payment by the grantee to the Company. The weighted-average grant date fair value of all unvested RSUs at December 31, 2011 was $31.35.
(3)
Plans adopted prior to the split-off of the Company from General Motors Corporation, or GM, were approved by GM as the sole stockholder of the Company. The DIRECTV Group, Inc. 2004 Stock Plan was approved by the Company's stockholders at the 2004 Annual Meeting and The DIRECTV Group, Inc. Amended and Restated 2004 Stock Plan was approved by the Company's stockholders at the 2007 Annual Meeting. All of these plans and The Liberty Entertainment, Inc. Transitional Stock Plan were adopted by the Company in connection with the Liberty Transactions. The DIRECTV 2010 Stock Plan was approved by stockholders at the 2010 Annual Meeting.

DIRECTV

Submission of Stockholder Proposals

Stockholder Proposals for Inclusion in Next Year's Proxy Statement

In order to be considered for inclusion in the Company's Proxy Statement and form of proxy relating to the 2013 Annual Meeting of stockholders, proposals of stockholders intended to be presented for action at that meeting or nomination of persons for election to the Board must be received by the office of the Corporate Secretary of the Company either by mailing your proposal by first class mail with sufficient postage to DIRECTV, Attention: Corporate Secretary, 2230 E. Imperial Highway, El Segundo, CA 90245 or by faxing to the attention of the Corporate Secretary at 1-310-964-0843, by either means no later than November 16, 2012.

Other Stockholder Proposals for Presentation at Next Year's Annual Meeting

Under the By-Laws, notice of any other matter intended to be presented by a stockholder for action at the 2013 Annual Meeting must be sent by first class mail and addressed to the office of the Corporate Secretary of the Company at 2230 E. Imperial Highway, El Segundo, CA 90245 or faxed to the attention of the Corporate Secretary at 1-310-964-0843, and must contain the information required by the By-Laws. The notice must be received by the Corporate Secretary of the Company during the period from January 3, 2013 through February 2, 2013. However, if the date of the 2013 Annual Meeting is advanced more than 30 days prior to or delayed by more than 60 days after the anniversary of the 2012 Annual Meeting, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the revised date of the 2013 Annual Meeting and not later than the close of business on the latter of: (a) the 90th day prior to the revised date of the 2013 Annual Meeting, or (b) if the first public announcement of the revised date of the 2013 Annual Meeting is less than 100 days prior to such revised date, the 10th day following the day on which public announcement of the revised date of the 2013 Annual Meeting is first made by the Company.

In each case, a stockholder's notice of proposal must include all information required by Article 1, Section 1 of the Company's By-Laws and in the case of a notice of nomination, must also include all information required to be disclosed in solicitations of proxies for the election of such nominees as directors pursuant to the Exchange Act, as amended, and must be accompanied by the nominee's written consent to serve as a director if elected. You can access the Company's By-Laws on the Company's website at www.directv.com/investor.

Also, if the number of directors to be elected to the Board is increased and there is no public announcement naming all of the nominees for director or specifying the size of the increased Board made by the Company on or prior to January 22, 2013, then a stockholder's notice shall also be considered timely, but only with respect to nominees for any new positions created by such increase. The stockholder's notice shall be considered timely if it is delivered by first class mail to the Corporate Secretary at 2230 E. Imperial Highway, El Segundo, CA 90245 or faxed to the attention of the Corporate Secretary at 1-310-964-0843, not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. For purposes of this Proxy Statement, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a

Submission of Stockholder Proposals

document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act.

The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Other Matters

The enclosed proxy gives the Proxy Committee discretionary authority to vote your shares in accordance with its best judgment on any additional matters that may properly come before the Annual Meeting.

If you vote by mail, we encourage you to specify your choices by marking the appropriate boxes on the enclosed proxy card. You do not need to mark any boxes if you wish to vote according to the Board of Directors' recommendations; just sign, date and return the proxy in the enclosed envelope. If you vote through the Internet or by telephone, simply follow the instructions on the proxy card. Thank you for your cooperation and prompt response.

By order of the Board of Directors

Jan Williamson Corporate Secretary

DIRECTV

Annex A Third Amended and Restated Certificate of Incorporation of DIRECTV

~~SECOND~~THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
DIRECTV

        DIRECTV, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies that:

        1.             The present name of the Corporation is DIRECTV, which is the name under which the Corporation was originally incorporated; and the date of filing the original Certificate of Incorporation of the corporation with the Secretary of State of the State of Delaware was April 24, 2009.

        2.             The original Certificate of Incorporation was subsequently amended and adopted in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (the "DGCL") and the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on November 18, 2009.

        3.             ~~This~~A Second Amended and Restated Certificate of Incorporation, which further amended and restated the Amended and Restated Certificate of Incorporation of the Corporation was adopted in accordance with Sections 242 and 245 of the DGCL and filed with the Secretary of State of the State of Delaware on May 2, 2011.

        4.                This Third Amended and Restated Certificate of Incorporation, which restates, integrates and further amends the Second Amended and Restated Certificate of Incorporation of the Corporation, has been duly adopted in accordance with Sections 242 and 245 of the DGCL.

        5.             The Corporation's Second Amended and Restated Certificate of Incorporation hereby is amended and restated to read in its entirety as follows:

ARTICLE I

        Section 1.1    Name.

        The name of the corporation is DIRECTV.

ARTICLE II

        Section 2.1    Address.

        The registered office of the Corporation in the State of Delaware is 2711 Centerville Road, in the City of Wilmington, County of New Castle, Delaware. The name of the Corporation's registered agent at such address is Corporation Service Company.

Annex A

ARTICLE III

        Section 3.1    Purpose.

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV

        Section 4.1    Authorized Capital Stock.

        Immediately upon effectiveness of this Certificate of Incorporation (the "Effective Time"), each share of Class A Common Stock, par value $0.01 per share, of the Corporation ("Class A Common Stock") issued and outstanding immediately prior to the Effective Time, and each share of Class B Common Stock, par value $0.01 per share, of the Corporation (the "Class B Common Stock") issued and outstanding immediately prior to the Effective Time shall automatically, without further action on the part of the Corporation or any holder of Class A Common Stock or Class B Common Stock, be reclassified as and become one fully paid and nonassessable share of common stock, par value $0.01 per share of the Corporation (the "Common Stock"), which Common Stock shall have the rights, preferences, privileges and restrictions set forth in this Certificate of Incorporation. The reclassification of the Class A Common Stock and the Class B Common Stock into the Common Stock will occur at the Effective Time. From and after the Effective Time, certificates formerly representing shares of Class A Common Stock or Class B Common Stock shall represent the number of shares of Common Stock into which such shares shall have been reclassified pursuant to this Certificate of Incorporation. Following the Effective Time, any holder of a certificate formerly representing Class A Common Stock or Class B Common Stock may surrender such certificate to the Corporation at any time during normal business hours at the principal executive offices of the Corporation or at the office of the Corporation's transfer agent (the "Transfer Agent"), accompanied by a written request from the holder of such shares for a new certificate representing the shares of Common Stock into which such shares were reclassified, and (if so required by the Corporation or the Transfer Agent) by instruments of transfer, in form satisfactory to the Corporation and to the Transfer Agent, duly executed by such holder or such holder's duly authorized attorney. As promptly as practicable following the surrender of any such certificate formerly representing shares of Class A Common Stock or Class B Common Stock and the payment in cash of any amount required by the next sentence, the Corporation shall deliver or cause to be delivered at the office of the Transfer Agent a certificate or certificates representing the number of full shares of Common Stock into which the shares of Class A Common Stock or Class B Common Stock formerly represented by such certificate were reclassified, issued in such name or names as such holder may direct. The issuance of certificates for shares of Common Stock upon conversion of shares of Class A Common Stock or Class B Common Stock shall be made without charge to the holders of such shares for any stamp or other similar tax in respect of such issuance; provided, however, that if any such certificate is to be issued in a name other than that of the holder of the share or shares that were reclassified, then the holder requesting the issuance thereof shall pay to the Corporation the amount of any tax that may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

        Following the Effective Time, the ~~The~~ total number of shares of all classes of stock that the Corporation is authorized to issue is 4,000,000,000 shares, consisting of (i) 3,950,000,000 shares of Common Stock~~3,947,000,000 shares of Class A common stock, par value $0.01 per share (the~~

DIRECTV

~~"Class A Common Stock"), (ii) 3,000,000 shares of Class B common stock, par value $0.01 per share (the "Class B Common Stock" and together with the Class A Common Stock, the "Common Stock"), and iii)~~ and (ii)  50,000,000 shares of preferred stock, par value $0.01 per share (the "Preferred Stock").

        Each share of ~~Class A Common Stock and Class B Common Stock will, except as otherwise provided in this Certificate of Incorporation, be identical in all respects and~~Common Stock shall have equal rights, powers and privileges.

        Section 4.2    Increase or Decrease in Authorized Common or Preferred Stock.

        The number of authorized shares of any Preferred Stock or ~~any class of~~ Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding ~~or then issuable pursuant to any Convertible Securities~~) by the affirmative vote of the holders of a majority in voting power of the stock of the Corporation entitled to vote thereon, irrespective of the provisions of Section 242(b)(2) of the DGCL (or any successor provision thereto), and no vote of the holders of any of the Preferred Stock or Common Stock, voting separately as a class or as a separate series, shall be required therefor.

        Section 4.3    Preferred Stock.

        (a)   Subject to the other provisions of this Certificate of Incorporation, the Board of Directors of the Corporation (the "Board") is hereby expressly authorized to provide by resolution or resolutions from time to time out of the unissued shares of Preferred Stock for the issuance of one or more series of Preferred Stock, without further stockholder approval, by filing a certificate pursuant to the applicable law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation"), setting forth such resolution and, with respect to each such series, establishing the number of shares to be included in such series, and fixing the voting powers, full or limited, or no voting power of the shares of such series, and the designation, preferences and relative, participating, optional or other special rights, if any, of the shares of each such series and any qualifications, limitations or restrictions thereof.

        (b)   The authority of the Board with respect to each series of Preferred Stock shall include, but not be limited to, the determination of the following: (i) the designation of the series, which may be by distinguishing number, letter or title, (ii) the number of shares of the series, which number the Board may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding), (iii) the amounts or rates at which dividends will be payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative, (iv) the dates on which dividends, if any, shall be payable, (v) the redemption rights and price or prices, if any, for shares of the series, (vi) the terms and amount of any sinking fund, if any, provided for the purchase or redemption of shares of the series, (vii) the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, (viii) whether the shares of the series shall be convertible into, or exchangeable or redeemable for, shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or

Annex A

exchange may be made, (ix) any restrictions on the issuance of shares of the same series or any other class or series, (x) the voting rights, if any, of the holders of shares of the series generally or upon specified events, and (xi) any other powers, preferences and relative, participating, optional or other special rights of each series of Preferred Stock, and any qualifications or limitations of, or restrictions on, such shares as are permitted by law.

        (c)   Shares of Preferred Stock, regardless of series, that are converted into other securities or other consideration or otherwise acquired by the Corporation shall be retired and canceled and the Corporation shall take all such actions as are necessary to cause such shares to have the status of authorized but unissued shares of Preferred Stock, without designation as to series, and, unless otherwise provided in this Certificate of Incorporation or the applicable Preferred Stock Designation, the Corporation shall have the right to reissue such shares.

        Section 4.4    Voting Rights.

        (a)   Subject to applicable law, to the provisions of this Certificate of Incorporation and to the rights and powers, if any, of any outstanding series of Preferred Stock to vote as a separate class or series, or to vote together with one or more other series of Preferred Stock ~~or together with one or more classes of Common Stock,~~ on any matter

        ~~(i)~~    , each holder of ~~Class A~~ Common Stock shall be entitled to one (1) vote for each share of ~~Class A Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote; and~~

        ~~(ii)    each holder of Class B Common Stock shall be entitled to fifteen (15) votes for each share of Class B~~ Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote.

        ~~(b)   Except as (and then only to the extent) required by applicable law, or as otherwise expressly set forth in this Certificate of Incorporation, on all matters on which stockholders are entitled to vote, holders of Voting Securities shall vote their respective shares of Class A Common Stock, Class B Common Stock and Preferred Stock (if such Preferred Stock is a Voting Security) together as one class.~~

        ~~(c~~(b)  Except as required by applicable law and notwithstanding any other provision in this Section 4.4, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation that relates solely to the terms, number of shares, powers (including, without limitation, voting powers), designations, preferences, or relative, participating, optional or other special rights, or to qualifications, limitations, or restrictions thereof, of the Preferred Stock or any series thereof, if the holders of outstanding shares of Preferred Stock or any series thereof are entitled, either separately or together with the holders of outstanding shares of one or more other classes or series of capital stock of the Corporation, to vote thereon pursuant to applicable law or this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock), as amended from time to time.

DIRECTV

        Section 4.5    ~~Automatic Conversion of Class B Common Stock into Class A Common Stock~~Dividends and Distributions.

        Subject to the preferential and other dividend rights of any outstanding series of Preferred Stock, holders of Common Stock shall be entitled to such dividends and other distributions in cash, stock or property of the Corporation as may be declared by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

        ~~Transfers of shares of Class B Common Stock shall be subject to the following provisions. A holder of shares of Class B Common Stock that wishes to effect a Transfer of shares of Class B Common Stock shall provide written notice thereof to the Corporation prior to the Close of Business on the business day prior to the proposed date of transfer (the "Transfer Notice"). The Transfer Notice shall (i) identify the proposed transferee, (ii) state whether or not the proposed transferee is an Affiliate of the transferor, and (iii) state whether or not the Transfer is being effected in a Public Transfer. The transferor shall provide such additional supporting information, opinions and documentation as may be reasonably requested by the Corporation. If the Transfer (y) is to a transferee that is not an Affiliate of the transferor and (z) is being effected pursuant to a Public Transfer, then immediately following such Transfer each such share of Class B Common Stock so Transferred will automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock registered in the name of the transferee (the~~ "~~Class B Automatic Conversion"). All other Transfers of shares of Class B Common Stock shall not result in a Class B Automatic Conversion, and in all such other cases the shares of Class B Common Stock being Transferred shall be registered in the name of the transferee and shall not be converted into shares of Class A Common Stock. All shares of Class B Common Stock shall be certificated and shall bear a legend stating that such shares are subject to the Class B Automatic Conversion provisions set forth herein. The Corporation shall not be obligated to issue one or more certificates or instruct the Corporation's transfer agent to make a book entry evidencing the shares of Class A Common Stock issuable upon a Class B Automatic Conversion unless the certificate(s) evidencing Transferred share(s) of Class B Common Stock are delivered to the Corporation for cancellation.~~

        ~~Section 4.6    Dividends and Distributions.~~

        ~~Whenever a dividend, other than a dividend that constitutes a Share Distribution, is paid to the holders of any class of Common Stock then outstanding, the Corporation will also pay to the holders of each other class of Common Stock then outstanding an equal dividend per share. Dividends will be payable only as and when declared by the Board out of assets of the Corporation legally available therefor. Whenever a Share Distribution is paid to the holders of any class of Common Stock then outstanding, the Corporation will also pay a Share Distribution to the holders of each other class of Common Stock then outstanding, as provided in Section 4.7 below. For purposes of this Section 4.6 and Section 4.7 below, a "Share Distribution" means a dividend or distribution (including a distribution made in connection with any stock-split, reclassification,~~

Annex A

~~recapitalization, dissolution, winding up or full or partial liquidation of the Corporation) payable in shares of any class or series of capital stock, Convertible Securities or other securities of the Corporation or any other Person.~~

        ~~Section 4.7    Share Distributions.~~

        ~~If at any time a Share Distribution is to be made with respect to any class of Common Stock, such Share Distribution may be declared and paid only as follows:~~

        ~~(a)    a Share Distribution consisting of (x) shares of Class A Common Stock or Class A Convertible Securities may be declared and paid to holders of Class A Common Stock, on an equal per share basis, and (y) shares of Class B Common Stock or Class B Convertible Securities may be declared and paid to holders of Class B Common Stock, on an equal per share basis; or~~

        ~~(b)    subject to Section 4.7(c) below, a Share Distribution consisting of any class or series of securities of the Corporation or any other Person other than Class A Common Stock or Class B Common Stock (or Class A Convertible Securities or Class B Convertible Securities), may be declared and paid on the basis of a distribution of (i) identical securities, on an equal per share basis, to holders of Class A Common Stock and Class B Common Stock, (ii) separate classes or series of securities, on an equal per share basis, to the holders of each such class of Common Stock, or (iii) a separate class or series of securities to the holders of one or more classes of Common Stock and, on an equal per share basis, a different class or series of securities to the holders of all other classes of Common Stock; provided, that, in connection with a Share Distribution pursuant to clause (ii) or clause (iii) of this Section 4.7(b), (1) such separate classes or series of securities (and, if the distribution consists of Convertible Securities, the Underlying Securities) do not differ in any respect other than their relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable), with holders of shares of Class B Common Stock receiving the class or series of securities having (or convertible into or exercisable or exchangeable for securities having) the highest relative voting rights and the holders of shares of each other class of Common Stock receiving securities of a class or series having (or convertible into or exercisable or exchangeable for securities having) lesser relative voting rights, in each case, without regard to whether such rights differ to a greater or lesser extent than the corresponding differences in voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable) among the Class A Common Stock and the Class B Common Stock, and (2) in the event the securities to be received by the holders of shares of Common Stock other than the Class B Common Stock consist of different classes or series of securities, with each such class or series of securities (or the Underlying Securities into which such class or series is convertible or for which such class or series is exercisable or exchangeable) differing only with respect to the relative voting rights of such class or series (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable), then such classes or series of securities will be distributed to the holders of each class of Common Stock (other than the Class B Common Stock) (A) as the Board of Directors determines or (B) such that the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable) of~~

DIRECTV

~~the class or series of securities (or the Underlying Securities) to be received by the holders of each class of Common Stock (other than the Class B Common Stock) corresponds to the extent practicable to the relative voting rights (and any related differences in designation, conversion, redemption and share distribution provisions, as applicable) of such class of Common Stock, as compared to the other classes of Common Stock (other than the Class B Common Stock).~~

        ~~(c)    So long as any shares of Class B Common Stock are issued and outstanding, unless a Class B Consent has been received approving the terms of such Share Distribution, no Share Distribution of securities entitled to vote generally upon matters that may be submitted to a vote of security holders of the issuer thereof, whether consisting of any class or series of securities of the Corporation or any other Person (or Convertible Securities that are convertible into, exchangeable for or evidence the right to purchase such securities), may be declared or paid unless the securities to be received by the holders of Class B Common Stock in such Share Distribution (and, if the Share Distribution consists of Convertible Securities, the Underlying Securities with respect thereto) at all times have voting power with respect to matters upon which security holders of the issuer thereof are generally entitled to vote per share or other unit ("Per Share Voting Power") of not less than fifteen times the Per Share Voting Power of the securities (and, if the Share Distribution consists of Convertible Securities, the Underlying Securities with respect thereto) to be received in such Share Distribution by the holders of each other class of Common Stock receiving securities entitled to such voting power, if any.~~

        ~~Section 4.8~~Section 4.6    Liquidation, Dissolution or Winding Up.

        In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, and subject to the payment or provision for payment of the preferential and other amounts, if any, to which the holders of Preferred Stock, if any, shall be entitled, the holders of all outstanding shares of Common Stock shall be entitled to receive the remaining assets of the Corporation available for distribution ratably in proportion to the number of shares held by each such stockholder. For the purposes of this Section 4.~~8~~6, neither the sale, conveyance, exchange, lease, assignment, transfer or other disposition (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation nor the consolidation or merger of the Corporation with or into one or more other Persons shall be deemed to be a liquidation, dissolution or winding-up of the Corporation, voluntary or involuntary, unless such sale, conveyance, exchange, lease, assignment, transfer or other disposition, merger or consolidation shall be in connection with a liquidation, dissolution or winding-up of the business of the Corporation.

        ~~Section 4.9    Consideration For Class B Common Stock in a Business Combination.    In the event of any merger, consolidation or other business combination involving the Corporation in which the holders of Common Stock receive cash, securities or other consideration, the per share consideration to be received in respect of shares of Class B Common Stock in such transaction shall not be less than the per share consideration to be received in respect of shares of Class A Common Stock.~~

        ~~Section 4.10    Reclassification.    The Corporation will not reclassify, subdivide or combine one class of Common Stock without reclassifying, subdividing or combining each other class of Common Stock on an equal per share basis.~~

Annex A

ARTICLE V

        Section 5.1    Perpetual Existence.

        The Corporation shall have perpetual existence.

ARTICLE VI

        Section 6.1    Composition of the Board.

        (a)   The business and affairs of the Corporation shall be managed by or under the direction of the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not, by applicable law or this Certificate of Incorporation, directed or required to be exercised or done by stockholders.

        (b)   Except as otherwise provided in this Certificate of Incorporation (including any provisions of the Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock), the number of directors shall be fixed from time to time exclusively by resolution adopted by the Board in accordance with the By-Laws of the Corporation (the "By-Laws"). Except as otherwise provided by the By-Laws, the election of directors need not be by written ballot.

        ~~(c)    Prior to the 2013 annual meeting of stockholders, the Board shall be divided into three classes: Class I, Class II and Class III. Each class shall consist, as nearly as possible, of one-third of the total number of directors constituting the entire Board. Class I directors were elected at the 2010 annual meeting of stockholders (the "2010 Annual Meeting") for a term expiring at the third annual meeting of stockholders held after the 2010 Annual Meeting. Class II directors were elected at the 2009 Annual Meeting for a term expiring at the second annual meeting of stockholders held after the 2010 Annual Meeting. Class III directors were elected for a term expiring at the first annual meeting of stockholders held after the 2010 Annual Meeting. At each annual meeting of stockholders held after the 2010 Annual Meeting, successors to the class of directors whose term expires at that annual meeting shall be elected in accordance with this Section 6.1(c) of Article VI for a term expiring at the~~ (c)    At each annual meeting of stockholders, directors whose term of office is then expiring shall be elected annually for terms of one year and shall hold office until the next succeeding annual meeting of stockholders and until the election and qualification of their respective successors~~, until such time as all directors of all classes are elected to serve for a term expiring at the next subsequent annual meeting. At that time, the classification of directors shall cease and all of the directors shall be deemed to be of a single class.~~ subject, however, to prior death, resignation, retirement, disqualification or removal from office or removal pursuant to the By-Laws. Any director elected in accordance with the By-Laws of the Corporation to fill a vacancy resulting from either the death, resignation, retirement, disqualification or removal of a director prior to the expiration of that director's term or an increase in the number of directors shall hold office for a term expiring at the next succeeding annual meeting of stockholders and until the election and qualification of their respective successors ~~and shall not be apportioned to any class. In no~~

DIRECTV

~~case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting at which his or her term expires and until his or her successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement, disqualification or removal from office or removal pursuant to Section 2 of Article II of the By-Laws~~.

        Section 6.2    Majority Vote for Election of Directors.

        The vote required for election of a director by the stockholders shall, except in a contested election, be the affirmative vote of a majority of the votes cast in favor of or against the election of a nominee at a meeting of stockholders. Abstentions and broker non-votes shall not be counted as votes cast. A direction to "withhold authority" with respect to a nominee shall be treated as a vote cast against the election of such nominee. If an election is contested, a plurality of the votes properly cast for election to any office shall result in the election to such office. An election shall be contested if, as determined by the Board, (i) a stockholder has nominated any person(s) for election to the Board in compliance with the requirements for stockholder nominees for director set forth in ~~Section 1 of Article I of the Corporation's~~the By-Laws or otherwise in accordance with applicable law, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the day prior to the date the Corporation first mails its notice of meeting.

        Section 6.3    Vacancies.

        Except as otherwise provided for or fixed by or pursuant to the provisions of this Certificate of Incorporation relating to the rights of the holders of any series of Preferred Stock, any vacancy on the Board resulting from death, resignation, retirement, disqualification, removal or other cause and any newly created directorship resulting from any increase in the authorized number of directors in accordance with the By-Laws shall be filled only in the manner provided in the By-Laws, or, if not so provided for therein, by the affirmative vote of (i) a majority of all the directors then in office, even if less than a quorum, or (ii) a duly appointed committee of the Board, but in any event not by the stockholders. Any director so chosen shall hold office until the next annual meeting of stockholders, and until a successor is duly elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal from office in accordance with this Certificate of Incorporation, the By-Laws or any applicable law or pursuant to an order of a court. If there are no directors in office, then an election of directors may be held in the manner provided by the By-Laws or, if not so provided for therein, by applicable law.

        Section 6.4    Removal of Directors; Director Disqualification.

        Unless otherwise determined by the Board, a ~~Director~~ director who, at the time of taking office as a director, is an employee of the Corporation or any Subsidiary of the Corporation (an "Employee Director"), shall cease to be qualified to serve as a director and shall automatically cease to be a director ~~(an "Employee Director Disqualification")~~ without any action on the part of the stockholders or the other members of the Board, if such person ceases to be an employee of the Corporation or any one of its Subsidiaries, with the disqualification of such director to take place upon the earliest of (i) such director's cessation of employment, (ii) delivery by such Employee Director to the Corporation, or such Subsidiary or Subsidiaries, as the case may be, of a notice of resignation of employment, or (iii) delivery by the Corporation or one of its Subsidiaries, as the case may be, to such Employee Director of a notice of termination of employment.

Annex A

        Section 6.5    Election of Directors by Preferred Stockholders.

        Notwithstanding the foregoing, whenever the holders of any one or more series of Preferred Stock issued by the Corporation shall have the right, voting separately as a series or separately as a class with one or more such other series, to elect directors at an annual or special meeting of stockholders, the election, term of office, removal, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation (including any Preferred Stock Designation relating to any series of Preferred Stock) applicable thereto~~, and such directors so elected shall not be divided into classes pursuant to this Article VI~~.

        Section 6.6    Independent Directors.

        (a)   The Board shall consist of at least a majority of Independent Directors (where "Independent Director" means a Director who qualifies as an "Independent Director" under the By-Laws in effect from time to time).

        (b)   The audit committee of the Board shall be comprised solely of Independent Directors who also satisfy such other standard for service on such committee as may be set forth from time to time in the By-Laws.

        (c)   Each of the nominating and corporate governance committee and the compensation committee of the Board shall be comprised solely of Independent Directors who also satisfy such other standard for service on such committee as may be set forth from time to time in the By-Laws.

        Section 6.7    Notice.

        Advance notice of nominations for the election of directors and business to be transacted at any stockholders meeting shall be given in the manner and to the extent provided in the By-Laws.

ARTICLE VII

        Section 7.1    Meetings of Stockholders.

        No action required or permitted to be taken by the stockholders of the Corporation shall be effected except at a duly called annual meeting or at a special meeting of stockholders of the Corporation called in accordance with the By-Laws, and no action shall be taken by the stockholders by written consent; provided, however, that, notwithstanding the foregoing, ~~(i) the holders of the Class B Common Stock may take action by written consent solely for purposes of providing a Class B Consent, and (ii)~~ the holders of any series of Preferred Stock may take action by written consent to the extent provided in a Preferred Stock Designation with respect to such Series. Except as otherwise required by law and subject to the rights of the holders of any outstanding series of Preferred Stock, special meetings of stockholders of the Corporation may be called only (i) by or at the direction of the Board or (ii) by the Secretary of the Corporation upon written request by stockholders holding twenty-five percent (25%) or more of the then outstanding shares of the Corporation entitled to vote at such meeting provided that the request is in proper form as prescribed in the By-Laws. Business transacted at any special meeting is limited to the purposes stated in the notice.

DIRECTV

        Section 7.2    No Cumulative Voting.

        Shares of capital stock of the Corporation shall not be entitled to cumulative voting.

ARTICLE VIII

        Section 8.1    Limited Liability of Directors.

        To the fullest extent permitted by the DGCL as amended from time to time, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. For purposes of the prior sentence, the term "damages" shall, to the extent permitted by law, include, without limitation, any judgment, fine, amount paid in settlement, penalty, punitive damages, excise or other tax assessed with respect to an employee benefit plan, or expense of any nature (including, without limitation, counsel fees and disbursements). Each person who serves as a director of the Corporation while this Section 8.1 is in effect shall be deemed to be doing so in reliance on the provisions of this Section 8.1, and neither the amendment or repeal of this Section 8.1, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Section 8.1, shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for, arising out of, based upon, or in connection with any acts or omissions of such director occurring prior to such amendment, repeal or adoption of an inconsistent provision.

        If any provision of this Section 8.1 shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever, to the fullest extent possible, the other provisions of this Section 8.1 (including, without limitation, each such portion of any paragraph of this Section 8.1 containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to permit the Corporation to protect its directors from personal liability in respect of their good faith service to or for the benefit of the Corporation to the fullest extent permitted by law.

 ~~ARTICLE IX~~

~~[Intentionally omitted]~~

        ~~Section 10.1    Additional Class B Consent Rights.~~

        ~~So long as any shares of Class B Common Stock are issued and outstanding, unless the Corporation shall have obtained a Class B Consent with respect to such amendment, alteration, repeal, addition or insertion, (x) the Corporation will not amend, alter or repeal the provisions of this Section 10.1 or any of Sections 4.4, 4.5, 4.6, 4.7, 4.8, 4.9 or 4.10 of this Certificate of Incorporation (including by merger or consolidation with a Subsidiary of the Corporation, but subject to the second sentence of this Section 10.1), and (y) the Corporation will not amend, alter or repeal any provision of this Certificate of Incorporation or add to or insert any provision in this Certificate~~

Annex A

~~of Incorporation (including by merger or consolidation with a Subsidiary of the Corporation, but subject to the second sentence of this Section 10.1), if, solely with respect to this clause (y), (1) such amendment, alteration, repeal, addition or insertion would result, directly or indirectly, in the reclassification or recapitalization of the then outstanding shares of Common Stock into securities of the Corporation or any of its Subsidiaries (or securities convertible into or exchangeable for, or which evidence the right to purchase, securities of the Corporation) and (2) the securities to be held or received by the holders of Class B Common Stock as a result of such reclassification or recapitalization (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) would have no voting power, or would have Per Share Voting Power of less than fifteen times the Per Share Voting Power of the securities (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) to be held or received as a result of such reclassification or recapitalization by the holders of shares of Class A Common Stock (or, if there are two or more other classes of Common Stock then outstanding, that class of Common Stock holding or receiving, as a result of such reclassification or recapitalization, securities (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) having the next highest Per Share Voting Power relative to the securities (and, if such securities are Convertible Securities, the Underlying Securities with respect thereto) to be held or received by the holders of Class B Common Stock). For the avoidance of doubt, (1) this Section 10.1 is not intended to and shall not limit the ability of the Corporation to enter into an agreement of merger or consolidation in connection with an acquisition, change of control, or other business combination transaction pursuant to which the outstanding shares of Common Stock are to be converted into or exchanged for cash, stock, securities or property of another Person or Persons not affiliated with the Corporation, or of any Person affiliated with the Corporation if as part of such transaction the holders of shares of Common Stock or other equity securities of another Person not affiliated with the Corporation will also be converted into or exchanged for cash, stock, securities or property of such Person affiliated with the Corporation, whether or not such merger, consolidation or other business combination transaction would result in or involve, directly or indirectly, any of the actions set forth in clauses (x) and (y) in the first sentence of this Section 10.1, and (2) no Class B Consent shall be required in connection therewith except in the case of any such agreement of merger or consolidation entered into solely with one or more Subsidiaries or Affiliates of the Corporation for the purpose of evading the restrictions and limitations set forth in this Section 10.1.~~

ARTICLE ~~XI~~IX

        Section ~~11~~9.1    Certain Defined Terms.

        Unless specifically provided to the contrary or the context otherwise requires, the terms defined below will have, for all purposes of this ~~Amended and Restated~~ Certificate of Incorporation, the meanings herein specified:

        ~~"Affiliate" means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with such Person, and with respect to a natural Person, such Person's immediate family members and any trust, partnership, limited liability company or similar vehicle established and maintained for the benefit of such first Person.~~

DIRECTV

        ~~"Beneficial Ownership" shall mean beneficial ownership for U.S. federal income tax purposes. The terms "Beneficial Owner," "Beneficially Owns" and "Beneficially Owned" shall have the correlative meanings.~~

        ~~"Class A Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for shares of Class A Common Stock.~~

        ~~"Class B Consent" means the prior consent or affirmative vote of the holders of a majority of the outstanding shares of Class B Common Stock, voting as a separate class, which consent or affirmative vote may be obtained at an annual or special meeting of stockholders of the Corporation or by written consent pursuant to this Certificate of Incorporation.~~

        ~~"Class B Convertible Securities" means Convertible Securities convertible into or exercisable or exchangeable for shares of Class B Common Stock.~~

        ~~"Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor thereto.~~

        "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by agreement, or otherwise. The terms "Controls", "Controlled" and "Controlling" will have corresponding meanings.

        ~~"Convertible Securities" means (x) any securities of the Corporation (other than any class of Common Stock) that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of the Corporation or any other Person, whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise, and (y) any securities of any other Person that are directly or indirectly convertible into or exchangeable for, or that evidence the right to purchase, directly or indirectly, securities of such Person or any other Person (including the Corporation), whether upon conversion, exercise, exchange, pursuant to anti-dilution provisions of such securities or otherwise.~~

        "GAAP" means generally accepted accounting principles in the United States as in effect from time to time.

        "Person" shall mean (a) an individual or any corporation, partnership, limited liability company, estate, trust, association, private foundation, joint stock company or any other entity and (b) a "group" as the term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended; but shall not include an underwriter that participates in a public offering of stock for a period of 90 days following purchase by such underwriter of such stock~~, and (c) a "person" as such term is used in Section 355(e) of the Code.~~

        ~~"Public Transfer" means a Transfer that (i) is effected on any stock exchange, in the over-the-counter market, or on any electronic screen-based or automated securities trading market and (ii) which involves a broker, dealer or market maker.~~

        "Subsidiary" when used with respect to any Person, means any other Person (1) of which (x) in the case of a corporation, at least (A) 50% of the equity or (B) 50% of the voting interests are owned or Controlled, directly or indirectly, by such first Person, by any one or more of its

Annex A

Subsidiaries, or by such first Person and one or more of its Subsidiaries or (y) in the case of any Person other than a corporation, such first Person, one or more of its Subsidiaries, or such first Person and one or more of its Subsidiaries (A) owns at least 50% of the equity interests thereof or (B) has the power to elect or direct the election of at least 50% of the members of the governing body thereof or otherwise has Control over such organization or entity; or (2) that is required to be consolidated with such first Person for financial reporting purposes under GAAP.

        ~~"Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of Beneficial Ownership of any Class B Common Stock, whether voluntary or involuntary, and whether by operation of law or otherwise.~~

        ~~"Underlying Securities" means, with respect to any class or series of Convertible Securities, the class or series of securities into which such class or series of Convertible Securities are directly or indirectly convertible, or for which such Convertible Securities are directly or indirectly exchangeable, or that such Convertible Securities evidence the right to purchase or otherwise receive, directly or indirectly.~~

        ~~"Voting Securities" means the Class A Common Stock, Class B Common Stock and any series of Preferred Stock which by the terms of its Preferred Stock Designation is designated as a voting security, provided that each such series of Preferred Stock will be entitled to vote together with the other Voting Securities only as and to the extent expressly provided for in the applicable Preferred Stock Designation or as may be required under the laws of the State of Delaware.~~

ARTICLE ~~XII~~X

        Section ~~12~~10.1    Amendment of By-Laws.

        In furtherance and not in limitation of the powers conferred by the DGCL, the Board is expressly authorized to adopt, amend or repeal the By-Laws at any meeting of the Board by the affirmative vote of a majority of the whole Board unless the By-Laws require a vote of a larger portion of the Board for the adoption, amendment or repeal of the By-Laws (or any provisions thereof) in which case the Board may adopt, amend or repeal such By-Laws (or such provisions thereof) only with such vote of a larger portion of the Board, or by taking action by unanimous written consent. The By-Laws may also be altered, amended or repealed at any meeting of stockholders, or at any special meeting of the holders of shares of stock entitled to vote thereon called ~~by the Board~~ for that purpose, by the affirmative vote of not less than a majority of the voting power of all outstanding shares of all classes and series of capital stock of the Corporation entitled to vote thereon, voting as a single class.

        Section ~~12~~10.2    Amendment of Certificate of Incorporation.

        The Corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by law, and all rights, preferences and privileges conferred upon stockholders, directors or any other persons herein are granted subject to this reservation.

DIRECTV

ARTICLE ~~XIII~~XI

        Section ~~13~~11.1    Forum for Adjudication of Disputes.

        Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or other agent of the Corporation to the Corporation or the Corporation's stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each case, subject to said Court of Chancery having personal jurisdiction over the indispensable parties named as defendants therein.

ARTICLE ~~XIV~~XII

        Section ~~14~~12.1    Severability.

        If any provision or provisions of this Certificate of Incorporation shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of this Certificate of Incorporation (including, without limitation, each portion of any paragraph of this Certificate of Incorporation containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, the Corporation has caused this ~~Second~~Third Amended and Restated Certificate of Incorporation to be executed on its behalf by the undersigned authorized officer on ~~April 28, 2011~~                          , 2012.

By:
Name: Title:

Annex B

Annex B DIRECTV Non-GAAP Financial Measure Reconciliation Schedules (Unaudited)

DIRECTV

Reconciliation of Operating Profit Before Depreciation and Amortization to Operating Profit

	Twelve Months Ended December 31,
	2011	2010
Operating Profit Before Depreciation and Amortization	$6,978	$6,378
Subtract: Depreciation and amortization expense	2,349	2,482

Operating Profit	$4,629	$3,896

DIRECTV U.S.

Reconciliation of Operating Profit Before Depreciation and Amortization to Operating Profit

	Twelve Months Ended December 31,
	2011	2010
Operating Profit Before Depreciation and Amortization	$5,289	$5,216
Subtract: Depreciation and amortization expense	1,587	1,926

Operating Profit	$3,702	$3,290

DIRECTV Latin America

Reconciliation of Operating Profit Before Depreciation and Amortization to Operating Profit

	Twelve Months Ended December 31,
	2011	2010
Operating Profit Before Depreciation and Amortization	$1,163	$1,164
Subtract: Depreciation and amortization expense	747	541

Operating Profit	$916	$623

DIRECTV

Operating profit before depreciation and amortization, which is a financial measure that is not determined in accordance with accounting principles generally accepted in the United States of America, or GAAP, can be calculated by adding amounts under the caption "Depreciation and amortization expense" to "Operating profit" as disclosed in the DIRECTV 2011 Annual Report on 10K. This measure should be used in conjunction with GAAP financial measures and is not presented as an alternative measure of operating results, as determined in accordance with GAAP. Our management and our Board of Directors use operating profit before depreciation and amortization to evaluate the operating performance of our company and our business segments and to allocate resources and capital to business segments. This metric is also used as a measure of performance for incentive compensation purposes and to measure income generated from operations that could be used to fund capital expenditures, service debt or pay taxes. Depreciation and amortization expense primarily represents an allocation to current expense of the cost of historical capital expenditures and for acquired intangible assets resulting from prior business acquisitions. To compensate for the exclusion of depreciation and amortization expense from operating profit, our management and our Board of Directors separately measure and budget for capital expenditures and business acquisitions.

DIRECTV

Reconciliation of Cash Flow Before Interest and Taxes to Net Cash Provided by Operating Activities

	Twelve Months Ended December 31,
	2011	2010
Cash Flow Before Interest and Taxes	$3,710	$3,916
Adjustments:
Cash paid for interest	(687)	(460)
Interest income	34	39
Income taxes paid	(1,042)	(705)

Subtotal—Free Cash Flow	2,015	2,790
Add Cash Paid For:
Property and equipment	2,924	2,303
Satellites	2463	11

Net Cash Provided by Operating Activities	$5,815	$5,206

Annex B

Cash flow before interest and taxes, which is a financial measure that is not determined in accordance with GAAP, is calculated by deducting amounts under the captions "Cash paid for property and equipment" and "Cash paid for satellites" from "Net cash provided by operating activities" from the Consolidated Statements of Cash Flows and adding back net interest paid and "Cash paid for income taxes" as disclosed in the DIRECTV 2011 Annual Report on 10K. This financial measure should be used in conjunction with other GAAP financial measures and is not presented as an alternative measure of cash flows from operating activities, as determined in accordance with GAAP. DIRECTV management uses cash flow before interest and taxes to evaluate the cash generated by our current subscriber base, net of capital expenditures, and excluding the impact of interest and taxes, for the purpose of allocating resources to activities such as adding new subscribers, retaining and upgrading existing subscribers, for additional capital expenditures and as a measure of performance for incentive compensation purposes. DIRECTV believes this measure is useful to investors, along with other GAAP measures (such as cash flows from operating and investing activities), to compare our operating performance to other communications, entertainment and media companies. We believe that investors also use current and projected cash flow before interest and taxes to determine the ability of our current and projected subscriber base to fund required and discretionary spending and to help determine the financial value of the Company.

DIRECTV U.S.

Non-GAAP Financial Measure Reconciliation and SAC Calculation (Unaudited)

Reconciliation of Pre-SAC Margin to Operating Profit

	Twelve Months Ended December 31,
	2011	2010
Operating Profit	$3,702	$3,290
Adjustments:
Subscriber acquisition costs (expensed)	2,794	2,631
Depreciation and amortization expense	1,587	1,926
Cash paid for subscriber leased equipment—upgrade and retention	(315)	(316))

Pre-SAC margin	$7,768	$7,531

Pre-SAC margin as a percentage of revenue	35.5%	37.2%

DIRECTV

Pre-SAC Margin, which is a financial measure that is not determined in accordance with GAAP, is calculated for DIRECTV U.S. by adding amounts under the captions "Subscriber acquisition costs" and "Depreciation and amortization expense" to "Operating Profit" from DIRECTV U.S.' segment operating results and subtracting "Subscriber leased equipment—upgrade and retention" as discussed in Item 7—Management's Discussion and Analysis of Financial Condition and Results of Operations of the DIRECTV 2011 Annual Report on 10K. This financial measure should be used in conjunction with GAAP financial measures and is not presented as an alternative measure of operating results, as determined in accordance with GAAP. DIRECTV management uses Pre-SAC Margin to evaluate the profitability of DIRECTV U.S.' current subscriber base for the purpose of allocating resources to discretionary activities such as adding new subscribers, upgrading and retaining existing subscribers and for capital expenditures. To compensate for the exclusion of "Subscriber acquisition costs," management also uses operating profit and operating profit before depreciation and amortization expense to measure profitability. DIRECTV believes this measure is useful to investors, along with GAAP measures (such as revenues, operating profit and net income), to compare DIRECTV U.S.' operating performance to other communications, entertainment and media companies. DIRECTV believes that investors also use current and projected Pre-SAC Margin to determine the ability of DIRECTV U.S.' current and projected subscriber base to fund discretionary spending and to determine the financial returns for subscriber additions.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: DIRECTV M40856-P19275 Please indicate if you plan to attend this meeting. For address changes and/or comments, please check this box and write them on the back where indicated. 1a. Ralph Boyd, Jr. 1b. David Dillon 1c. Samuel DiPiazza, Jr. 1d. Dixon Doll 1e. Peter Lund 1f. Nancy Newcomb 1g. Lorrie Norrington 1. Election of Directors Nominees: VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time, May 2, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time, May 2, 2012. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.  The Board of Directors recommends you vote FOR all nominees and FOR proposals 2, 3 and 4. The Board of Directors recommends you vote AGAINST proposal 5. Please sign exactly as your name(s) appears on this card. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. For Against Abstain Yes No For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as independent registered public accounting firm for DIRECTV for the fiscal year ending December 31, 2012. 3. To amend the Second Amended and Restated Certificate of Incorporation of DIRECTV to make certain changes regarding the capital stock of the Company, including the reclassification of Class A and Class B Common Stock and the increase of authorized shares of Common Stock from 3,947,000,000 to 3,950,000,000. 4. An advisory vote to approve compensation of our named executives. 5. Shareholder proposal to adopt a policy that there would be no acceleration of performance base equity awards upon a change in control. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 1717 ARCH ST. SUITE 1300 PHILADELPHIA, PA 19103 ®

DIRECTV Annual Meeting of Shareholders May 3, 2012 1:00 PM This proxy is solicited by the Board of Directors The undersigned hereby appoints Patrick T. Doyle and Larry D. Hunter, and each of them, as Proxies with the full power of substitution, to vote, as designated on the reverse side, for director substitutes if any nominee becomes unavailable, and in their discretion, on matters properly brought before the Annual Meeting and on matters incident to the conduct of the Annual Meeting, all of the shares of Class A common stock of DIRECTV, which the undersigned has power to vote at the Annual Meeting of Stockholders to be held at 1:00 PM, EDT on May 3, 2012, or any adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as follows: FOR the election of all nominees for director; FOR the ratification of the appointment of independent accountants; FOR the following proposals: Amend the Second Amended Certificate of Incorporation to make certain changes regarding the capital stock of the Company including the reclassification of Class A and Class B common stock and the increase of authorized shares of Common Stock from 3,947,000,000 to 3,950,000,000, and an advisory vote to approve compensation of our named executives; and AGAINST the shareholder proposal requesting the adoption of a policy that there would be no acceleration of performance base equity awards upon a change in control. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Continued and to be signed on reverse side M40857-P19275 Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Admission Ticket Directions - The Hilton Hotel New York is located at 1335 Avenue of the Americas (Sixth Avenue) at West 53rd Street. The meeting will be held in Concourse A on the Concourse level. Parking is available at the hotel. Admission - If you vote by Internet or telephone, please follow the instructions given for requesting admission to the Annual Meeting. If you vote by mail, to request admission, please check the appropriate box on the proxy card and return it in the enclosed envelope. Please remove this "Admission Ticket" at the perforation. You must bring it with you to attend the Annual Meeting. When you arrive, please stop at the admissions area in the Concourse lobby. Seating at the Annual Meeting is not reserved. All attendees must have government-issued photo identification for access to the Annual Meeting. We will accommodate stockholders on a first-come, first-served basis upon arrival at the Annual Meeting. Security - For security reasons, packages and briefcases will not be allowed at the Annual Meeting. Time Limit - In order to allow all stockholders a chance to be heard, there will be a three-minute time limit imposed on each speaker and a 20-minute limit per subject.